EXHIBIT 10.4


                      SEVERANCE AND EMPLOYMENT AGREEMENTS



Exhibit 10.4 includes the severance and employment agreements for executive officers.














                            EMPLOYMENT AGREEMENT



     AGREEMENT by and between Star Banc Corporation, an Ohio corporation (the "Company") and Jerry A. Grundhofer (the
"Executive"), dated as of the 12th day of May, 1993.

  1. Certain Definitions. The "Effective Date" shall mean the first date after the date hereof on which a Change of Control (as defined in Section 2) occurs. Anything in this Agreement to the contrary notwithstanding, if a Change of Control occurs and if the Executive's employment with the Company is terminated prior to the date on which the Change of Control occurs, and if it is reasonably demonstrated by the Executive that such termination of employment
(i) was at the request of a third party who has taken steps reasonably calculated to effect a Change of Control or (ii) otherwise arose in connection with or anticipation of a Change of Control, then for all purposes of this Agreement the "Effective Date" shall mean the date immediately prior to the date of such termination of employment.


    2. Change of Control. For the purpose of this Agreement, a "Change of Control" shall mean:

     (a) The acquisition by any individual, entity or group (within the meaning of Section 13(d)(3) or 14(d)(2) of the Securities Exchange Act of 1934, as amended (the "Exchange Act") (a "Person") of beneficial ownership (within the meaning of Rule 13d-3 promulgated under the Exchange Act) of 35% or more of either (i) the then outstanding shares of common stock of the Company (the "Outstanding Company Common Stock") or (ii) the combined voting power of the then outstanding voting securities of the Company entitled to vote generally in the election of directors (the "Outstanding Company Voting Securities"); provided, however, that for purposes of this subsection (a), the fol-lowing acquisitions shall not constitute a Change of
         Control:  (i) any acquisition directly from the Company,
         (ii) any acquisition by the Company, (iii) any acquisition by any employee benefit plan (or related trust) sponsored or maintained by the Company or any corporation controlled by the Company or (iv) any acquisition by any corporation pursuant to a transaction which complies with clauses (i),
         (ii) and (iii) of subsection (c) of this Section 2; or

     (b) Individuals who, as of the date hereof, constitute the Board (the "Incumbent Board") cease for any reason to constitute at least a majority of the Board; provided, however, that any individual becoming a director subsequent to the date hereof whose election, or nomination for election by the Company's shareholders, was approved by a vote of at least a majority of the directors then comprising the Incumbent Board shall be considered as though such individual were a member of the Incumbent Board, but excluding, for this purpose, any such individual whose initial assumption of office occurs as a result of an actual or threatened election contest with respect to the election or removal of directors or other actual or threatened solicitation of proxies or consents by or on behalf of a Person other than the Board; or

(c) Approval by the shareholders of the Company of a reorganization, merger or consolidation or sale or other disposition of all or substantially all of the assets of the Company (a "Business Combination"), in each case, un less, following such Business Combination, (i) all or substantially all of the individuals and entities who were the beneficial owners, respectively, of the Outstanding Company Common Stock and Outstanding Company Voting Securities immediately prior to such Business Combination beneficially own, directly or indirectly, more than 60% of, respectively, the then outstanding shares of common stock and the combined voting power of the then outstanding voting securities entitled to vote generally in the election of directors, as the case may be, of the corporation resulting from such Business Combination (including, without limitation, a corporation which as a result of such transaction owns the Company or all or substantially all of the Company's assets either directly or through one or more subsidiaries) in substantially the same proportions as their ownership, immediately prior to such Business Combination of the Outstanding Company Common Stock and Outstanding Company Voting Securities, as the case may be, (ii) no Person (excluding any employee benefit plan (or related trust) of the Company or such corporation resulting from such Business Combination) beneficially owns, directly or indirectly, 35% or more of, respectively, the then out standing shares of common stock of the corporation resulting from such Business Combination or the combined voting power of the then outstanding voting securities of such corporation except to the extent that such ownership existed prior to the Business Combination and (iii) at least a majority of the members of the board of directors of the corporation resulting from such Business Combination were members of the Incumbent Board at the time of the execution of the initial agreement, or of the action of the Board, providing for such Business Combination; or

(d) Approval by the shareholders of the Company of a complete liquidation or dissolution of the Company.

3. Employment Period. The Company hereby agrees to continue the Executive in its employ, and the Executive hereby agrees to remain in the employ of the Company subject to the terms and conditions of this Agreement, for the period commencing on the date hereof and ending on the third anniversary of such date (the "Employment Period"); provided, however, that upon a Change of Control, if the Executive is still employed by the Company, the Employment Period shall be extended until the third anniversary of the Effective Date, or if the Employment Period has terminated prior to the Change of Control, a new three year Employment Period shall commence upon a Change of Control.

4. Terms of Employment. (a) Position and Duties. (i) Commencing on the date hereof and for the remainder of the Employment Period, the Executive shall be President of the Company and, commencing on June 15, 1993, the Executive shall also be Chief Executive Officer of the Company and shall serve on the Company's Board of Directors and shall have such duties, re-sponsibilities and authority as shall be consistent therewith.
The Executive shall also be Chairman of Star Bank N.A. and shall serve on its Board of Directors.

(ii) During the Employment Period, and excluding any periods of vacation and sick leave to which the Executive is entitled, the Executive agrees to devote full attention and time during normal business hours to the business and affairs of the Company and to use the Executive's reasonable best efforts to perform faithfully and efficiently such responsibilities. During the Employment Period it shall not be a violation of this Agreement for the Executive to (A) serve on corporate, civic or charitable boards or committees, (B) deliver lectures, fulfill speaking engagements or teach at educational institutions and (C) manage personal invest-ments, so long as such activities do not significantly interfere with the performance of the Executive's responsibilities as an employee of the Company in accordance with this Agreement. It is expressly understood and agreed that to the extent that any such activities have been conducted by the Executive prior to the Effective Date, the continued conduct of such activities (or the conduct of activities similar in nature and scope thereto) subsequent to the Effective Date shall not thereafter be deemed to interfere with the performance of the Executive's responsibilities to the Company.

(b) Compensation. (i) Base Salary. Commencing on June 15, 1993 and during the Employment Period, the Executive shall receive an annual base salary ("Annual Base Salary") of $550,000 until June 30, 1994, $600,000 for the period of July 1, 1994 through June 30, 1995, and $650,000 for the remainder of the Employment Period.
The Annual Base Salary shall be paid in equal monthly installments. During the Employment Period, the Annual Base Salary shall be reviewed at least every 12 months. Any increase in Annual Base Salary shall not serve to limit or reduce any other obligation to the Executive under this Agreement. Annual Base Salary shall not be reduced after any such increase and the term Annual Base Salary as utilized in this Agreement shall refer to Annual Base Salary as so increased.

(ii) Annual Bonus. In addition to Annual Base Salary, the Executive shall be awarded, for each fiscal year ending during the Employment Period, an annual bonus (the "Annual Bonus") pursuant to the Company's annual incentive plans, pro rated in the case of a bonus for any year during which the Executive was employed for less than 12 months; provided, however, after the Effective Date, the Annual Bonus shall be no less than 75% of the Executive's An-

nual Base Salary (the "Minimum Bonus"). Each such Annual Bonus shall be paid no later than the end of the third month of the fiscal year next following the fiscal year for which the Annual Bonus is awarded, unless the Executive shall elect to defer the receipt of such Annual Bonus.

(iii) Stock Options. The Executive shall be granted on the date hereof a nonqualified stock option (the "Option") to acquire 200,000 shares of the Company's common stock, $5.00 par value pursuant to the Company's 1991 Stock Incentive Plan, 100,000 shares subject to the Option will have a purchase price equal to the opening price of the Company's common stock on NASDAQ on May 12, 1993 (the "Initial Price"), 50,000 shares subject to the Option will have a purchase price $7 in excess of the Initial Price, and 50,000 shares will have a purchase price of $14 in excess of the Initial Price. The Option shall vest and become exercisable with respect to 100,000 shares after one year, with respect to an additional 50,000 shares after two years, and as to the final 50,000 shares, after three years, provided that the Option shall vest and become immediately exercisable upon a Change of Control.

(iv) Incentive, Savings and Retirement Plans. During the Employment Period, the Executive shall be eligible to participate in all incentive, savings and retirement plans, practices, policies and programs applicable generally to other peer executives of the Company and its affiliated companies, including, without limitation, the Company's Non-Qualified Retirement Plan (the "NQRP") under which, if the Executive is employed by the Company on May 12, 1996, Executive shall be given service credit for his service with BankAmerica Corporation, Security Pacific Corporation and Wells Fargo N.A. (together, the "Prior Employers"), provided that the Company's obligation under the NQRP shall be offset by any pension benefits to which the Executive is entitled from the Prior Employers, provided further that after the Effective Date in no event shall such plans, practices, policies and programs provide the Executive with incentive opportunities (measured with respect to both regular and special incentive opportunities, to the extent, if any, that such distinction is ap-plicable), savings opportunities and retirement benefit opportuni-ties, in each case, less favorable, in the aggregate, than the most favorable of those provided by the Company and its affiliated companies for the Executive under such plans, practices, policies and programs as in effect at any time during the 120-day period immediately preceding the Effective Date or if more favorable to the Executive, those provided generally at any time after the Effective Date to other peer executives of the Company and its affiliated companies, after taking into account the difference in age between the Executive and the peer executives.

(v) Welfare Benefit Plans. During the Employment Period, the Executive and/or the Executive's family, as the case may be, shall be eligible for participation in and shall receive all benefits under welfare benefit plans, practices, policies and programs provided by the Company and its affiliated companies (including, without limitation, medical, prescription, dental, disability, salary continuance, employee life, group life, accidental death and travel accident insurance plans and programs) to the extent applicable generally to other peer executives of the Company and its affiliated companies, provided that after the Effective Date in no event shall such plans, practices, policies and programs provide the Executive with benefits which are less favorable, in the aggregate, than the most favorable of such plans, practices, policies and programs in effect for the Executive at any time during the 120-day period immediately preceding the Effective Date or, if more favorable to the Executive, those provided generally at any time after the Effective Date to other peer executives of the Company and its affiliated companies.

(vi) Expenses. During the Employment Period, the Executive shall be entitled to receive prompt reimbursement for all reasonable business expenses incurred by the Executive.

(vii)  Fringe Benefits.  During the Employment Period, the
Executive shall be entitled to fringe benefits, including, without limitation, tax and financial planning services, payment of club dues, and an automobile of his choice and payment of related expenses.

(viii) Vacation. During the Employment Period, the Executive shall be entitled to four weeks of paid vacation.

5. Termination of Employment. (a) Death or Disability. The Executive's employment shall terminate automatically upon the Executive's death during the Employment Period. If the Company determines in good faith that the Disability of the Executive has occurred during the Employment Period (pursuant to the definition of Disability set forth below), it may give to the Executive written notice in accordance with Section 12(b) of this Agreement of its intention to terminate the Executive's employment. In such event, the Executive's employment with the Company shall terminate effective on the 30th day after receipt of such notice by the Executive (the "Disability Effective Date"), provided that, within the 30 days after such receipt, the Executive shall not have returned to full-time performance of the Executive's duties. For purposes of this Agreement, "Disability" shall mean the absence of the Executive from the Executive's duties with the Company on a full-time basis for 180 consecutive business days as a result of incapacity due to mental or physical illness which is determined to be total and permanent by a physician selected by the Company or its insurers and acceptable to the Executive or the Executive's legal representative.

(b) Cause. The Company may terminate the Executive's employment during the Employment Period for Cause. For purposes of this Agreement, "Cause" shall mean:

 (i) the willful and continued failure of the Executive to perform substantially the Executive's duties with the Company or one of its affiliates (other than any such failure resulting from incapacity due to physical or mental illness), after a written demand for substantial performance is delivered to the Executive by the Board or the Chief Executive Officer of the Company which specifically identifies the manner in which the Board or Chief Executive Officer believes that the Executive has not substantially performed the Executive's duties, or

(ii) the willful engaging by the Executive in illegal conduct or gross misconduct which is materially and demonstrably injurious to the Company.

For purposes of this provision, no act or failure to act, on the part of the Executive, shall be considered "willful" unless it is done, or omitted to be done, by the Executive in bad faith or without reasonable belief that the Executive's action or omission was in the best interests of the Company. Any act, or failure to act, based upon authority given pursuant to a resolution duly adopted by the Board or based upon the advice of counsel for the Company shall be conclusively presumed to be done, or omitted to be done, by the Executive in good faith and in the best interests of the Company. The cessation of employment of the Executive shall not be deemed to be for Cause unless and until there shall have been delivered to the Executive a copy of a resolution duly adopted by the affirmative vote of a majority of the entire membership of the Board at a meeting of the Board called and held for such purpose (after reasonable notice is provided to the Ex-ecutive and the Executive is given an opportunity, together with counsel, to be heard before the Board), finding that, in the good faith opinion of the Board, the Executive is guilty of the conduct described in subparagraph (i) or (ii) above, and specifying the particulars thereof in detail.

(c) Good Reason. The Executive's employment may be terminated by the Executive for Good Reason. For purposes of this Agreement, "Good Reason" shall mean:

 (i) the assignment to the Executive of any duties inconsistent with the Executive's position (including status, offices, titles and reporting requirements), authority, duties or responsibilities as contemplated by Section 4(a) of this Agreement, or any other action by the Company which results in a diminution in such posi-tion, authority, duties or responsibilities, excluding for this purpose an isolated, insubstantial and inadvertent action not taken in bad faith and which is remedied by the Company promptly after receipt of notice thereof given by the Executive;

 (ii) any failure by the Company to comply with any of the provisions of Section 4(b) of this Agreement, other than an isolated, insubstantial and inadvertent failure not occurring in bad faith and which is remedied by the Company promptly after receipt of notice thereof given by the Executive;

 (iii) the Company's requiring the Executive to be based at any office or location after the Effective Date other than where the Executive was located immediately prior to the Effective Date other than in connection with a change of the Company's headquarters if the Executive is relocated to such headquarters, or, after the Effective Date, the Company's requiring the Executive to travel on Company business to a substantially greater extent than required immediately prior to the Effective Date;

 (iv) any purported termination by the Company of the Executive's employment otherwise than as expressly permitted by this Agreement; or

 (v)  any failure by the Company to comply with and satisfy
Section 11(c) of this Agreement.

For purposes of this Section 5(c), any good faith determination of "Good Reason" made by the Executive shall be conclusive. Anything in this Agreement to the contrary notwithstanding, a termination by the Executive for any reason during the 30-day period immediately following the first anniversary of the Effective Date shall be deemed to be a termination for Good Reason for all purposes of this Agreement.

(d) Notice of Termination. Any termination by the Company for Cause, or by the Executive for Good Reason, shall be communicated by Notice of Termination to the other party hereto given in accordance with Section 12(b) of this Agreement. For purposes of this Agreement, a "Notice of Termination" means a written notice which (i) indicates the specific termination provision in this Agreement relied upon, (ii) to the extent applicable, sets forth in reasonable detail the facts and circumstances claimed to provide a basis for termination of the Executive's employment under the provision so indicated and (iii) if the Date of Termination (as defined below) is other than the date of receipt of such notice, specifies the termination date (which date shall be not more than thirty days after the giving of such notice).
The failure by the Executive or the Company to set forth in the Notice of Termination any fact or circumstance which contributes to a showing of Good Reason or Cause shall not waive any right of the Executive or the Company, respectively, hereunder or preclude the Executive or the Company, respectively, from asserting such fact or circumstance in enforcing the Executive's or the Company's rights hereunder.

(e) Date of Termination. "Date of Termination" means (i) if the Executive's employment is terminated by the Company for Cause, or by the Executive for Good Reason, the date of receipt of the Notice of Termination or any later date specified therein, as the case may be, (ii) if the Executive's employment is terminated by the Company other than for Cause or Disability, the Date of Termination shall be the date on which the Company notifies the Executive of such termination and (iii) if the Executive's employment is terminated by reason of death or Disability, the Date of Termination shall be the date of death of the Executive or the Disability Effective Date, as the case may be.

6.  Obligations of the Company upon Termination.  (a)  Good
Reason; Other Than for Cause, Death or Disability. If, during the Employment Period, the Company shall terminate the Executive's employment other than for Cause or Disability or the Executive shall terminate employment for Good Reason:

(i) the Company shall pay to the Executive in a lump sum in cash within 30 days after the Date of Termination the aggregate of the following amounts:

A. the sum of (1) the Executive's Annual Base Salary through the Date of Termination to the extent not theretofore paid, (2) the product of (x) the higher of (I) the Minimum Bonus and (II) the Annual Bonus paid or payable, including any bonus or portion thereof which has been earned but deferred (and annualized for any fiscal year consisting of less than twelve full months or during which the Executive was employed for less than twelve full months), for the most recently completed fiscal year during the Employment Period, if any (such higher amount being referred to as the "Highest Annual Bonus") and (y) a fraction, the numerator of which is the number of days in the current fiscal year through the Date of Termination, and the denominator of which is 365 and (3) any compensation previously deferred by the Executive (together with any accrued interest or earnings thereon) and any accrued vacation pay, in each case to the extent not theretofore paid (the sum of the amounts described in clauses (1), (2), and (3) shall be hereinafter referred to as the "Accrued Obligations"); and

B. the amount equal to the product of (1) three and (2) the sum of (x) the Executive's Annual Base Salary and (y) the Highest An-nual Bonus; and

C. if the Date of Termination is on or after the Effective Date, an amount equal to the difference between (a) the actuarial equivalent of the benefit (utilizing actuarial assumptions no less favorable to the Executive than those in effect under the Company's qualified defined benefit retirement plan (the "Re-tirement Plan") immediately prior to the Effective Date, and any excess or supplemental retirement plan in which the Executive participates (together, the "SERP") which the Executive would receive if the Executive's employment continued for three years after the Date of Termination assuming for this purpose that all accrued benefits are fully vested, and, assuming that the Executive's compensation in each of the three years is that re-quired by Section 4(b)(i) and Section 4(b)(ii), and (b) the actuarial equivalent of the Executive's actual benefit (paid or payable), if any, under the Retirement Plan and the SERP as of the Date of Termination;

(i) all stock options, restricted stock and other stock-based compensation shall become immediately exercisable or vested, as the case may be;

(ii) for three years after the Executive's Date of Termination, or such longer period as may be provided by the terms of the appropriate plan, program, practice or policy, the Company shall continue benefits to the Executive and/or the Executive's family at least equal to those which would have been provided to them in accordance with the plans, programs, practices and policies described in Section 4(b)(v) of this Agreement if the Executive's employment had not been terminated or, if more favorable to the Executive, as in effect generally at any time thereafter with respect to other peer executives of the Company and its affiliated companies and their families, provided, however, that if the Executive becomes reemployed with another employer and is eligible to receive medical or other welfare benefits under another employer provided plan, the medical and other welfare benefits described herein shall be secondary to those provided under such other plan during such applicable period of eligibility. For purposes of determining eligibility (but not the time of commence-ment of benefits) of the Executive for retiree benefits pursuant to such plans, practices, programs and policies, the Executive shall be considered to have remained employed until three years after the Date of Termination and to have retired on the last day of such period;

(iii) the Company shall, at its sole expense as incurred, provide the Executive with outplacement services the scope and provider of which shall be selected by the Executive in his sole discretion;
and

(iv) to the extent not theretofore paid or provided, the Company shall timely pay or provide to the Executive any other amounts or benefits required to be paid or provided or which the Executive is entitled to receive under any plan, program, policy or practice or contract or agreement of the Company and its affiliated companies (such other amounts and benefits shall be hereinafter referred to as the "Other Benefits").

(b) Death. If the Executive's employment is terminated by reason of the Executive's death during the Employment Period, this Agreement shall terminate without further obligations to the Executive's legal representatives under this Agreement, other than for payment of Accrued Obligations and the timely payment or provision of Other Benefits. Accrued Obligations shall be paid to the Executive's estate or beneficiary, as applicable, in a lump sum in cash within 30 days of the Date of Termination. With respect to the provision of Other Benefits after the Effective Date, the term Other Benefits as utilized in this Section 6(b) shall include, without limitation, and the Executive's estate and/or beneficiaries shall be entitled to receive, benefits at least equal to the most favorable benefits provided by the Company and affiliated companies to the estates and beneficiaries of peer executives of the Company and such affiliated companies under such plans, programs, practices and policies relating to death benefits, if any, as in effect with respect to other peer executives and their beneficiaries at any time during the 120-day period immediately preceding the Effective Date or, if more favor-able to the Executive's estate and/or the Executive's beneficiaries, as in effect on the date of the Executive's death with respect to other peer executives of the Company and its af-filiated companies and their beneficiaries.

(c) Disability. If the Executive's employment is terminated by reason of the Executive's Disability during the Employment Period, this Agreement shall terminate without further obligations to the Executive, other than for payment of Accrued Obligations and the timely payment or provision of Other Benefits. Accrued Obligations shall be paid to the Executive in a lump sum in cash within 30 days of the Date of Termination. With respect to the provision of Other Benefits after the Effective Date, the term Other Benefits as utilized in this Section 6(c) shall include, and the Executive shall be entitled after the Disability Effective Date to receive, disability and other benefits at least equal to the most favorable of those generally provided by the Company and its affiliated companies to disabled executives and/or their families in accordance with such plans, programs, practices and policies relating to disability, if any, as in effect generally with respect to other peer executives and their families at any time during the 120-day period immediately preceding the Effective Date or, if more favorable to the Executive and/or the Executive's family, as in effect at any time thereafter generally with respect to other peer executives of the Company and its affiliated companies and their families.

(d) Cause; Other than for Good Reason. If the Executive's employment shall be terminated for Cause during the Employment Period, this Agreement shall terminate without further obligations to the Executive other than the obligation to pay to the Executive
(x) his Annual Base Salary through the Date of Termination, (y) the amount of any compensation previously deferred by the Executive, and (z) Other Benefits, in each case to the extent theretofore unpaid. If the Executive voluntarily terminates employment during the Employment Period, excluding a termination for Good Reason, this Agreement shall terminate without further obligations to the Executive, other than for Accrued Obligations and the timely payment or provision of Other Benefits. In such case, all Accrued Obligations shall be paid to the Executive in a lump sum in cash within 30 days of the Date of Termination. Upon a termination of the Executive's employment for Cause by the Company or by the Executive without Good Reason, the Executive shall forfeit all stock options that are not vested on the Date of Termination.

7. Non-exclusivity of Rights. Nothing in this Agreement shall prevent or limit the Executive's continuing or future participation in any plan, program, policy or practice provided by the Company or any of its affiliated companies and for which the Executive may qualify nor shall anything herein limit or otherwise affect such rights as the Executive may have under any contract or agreement with the Company or any of its affiliated companies. Amounts which are vested benefits or which the Executive is otherwise entitled to receive under any plan, policy, practice or program of or any contract or agreement with the Company or any of its affiliated companies at or subsequent to the Date of Termina-tion shall be payable in accordance with such plan, policy, prac-tice or program or contract or agreement except as explicitly modified by this Agreement.

8. Full Settlement. The Company's obligation to make the payments provided for in this Agreement and otherwise to perform its obligations hereunder shall not be affected by any set-off, counterclaim, recoupment, defense or other claim, right or action which the Company may have against the Executive or others. In no event shall the Executive be obligated to seek other employment or take any other action by way of mitigation of the amounts payable to the Executive under any of the provisions of this Agreement and such amounts shall not be reduced whether or not the Executive obtains other employment. The Company agrees to pay as incurred, to the full extent permitted by law, all legal fees and expenses which the Executive may reasonably incur as a result of any contest (regardless of the outcome thereof) by the Company, the Executive or others of the validity or enforceability of, or liability under, any provision of this Agreement or any guarantee of performance thereof (including as a result of any contest by the Executive about the amount of any payment pursuant to this Agreement), plus in each case interest on any delayed payment at the applicable Federal rate provided for in Section 7872(f)(2)(A) of the Internal Revenue Code of 1986, as amended (the "Code"); provided that the Company shall have no such obligation if it is determined by a court that the Company was not in breach of the Agreement and that the Executive's claims were not made in good faith.

9.Certain Additional Payments by the Company.

(a) Anything in this Agreement to the contrary notwithstanding, in the event it shall be determined that any payment or distribution by the Company to or for the benefit of the Executive (whether paid or payable or distributed or distributable pursuant to the terms of this Agreement or otherwise, but determined without regard to any additional payments required under this
Section 9) (a "Payment") would be subject to the excise tax imposed by Section 4999 of the Code or any interest or penalties are incurred by the Executive with respect to such excise tax (such excise tax, together with any such interest and penalties, are hereinafter collectively referred to as the "Excise Tax"), then the Executive shall be entitled to receive an additional payment (a "Gross-Up Payment") in an amount such that after payment by the Executive of all taxes and any benefits that result from the deductibility by the Executive of such taxes (including, in each case, any interest or penalties imposed with respect to such taxes), including, without limitation, any income taxes (and any interest and penalties imposed with respect thereto) and Excise Tax imposed upon the Gross-Up Payment, the Executive retains an amount of the Gross-Up Payment equal to the Excise Tax imposed upon the Payments.

(b) Subject to the provisions of Section 9(c), all determinations required to be made under this Section 9, including whether and when a Gross-Up Payment is required and the amount of such Gross-Up Payment and the assumptions to be utilized in arriving at such determination, shall be made by KPMG Peat Marwick or such other certified public accounting firm as may be designated by the Executive (the "Accounting Firm") which shall provide detailed supporting calculations both to the Company and the Executive within 15 business days of the receipt of notice from the Executive that there has been a Payment, or such earlier time as is requested by the Company. In the event that the Accounting Firm is serving as accountant or auditor for the individual, entity or group effecting the Change of Control, the Executive shall appoint another nationally recognized accounting firm to make the determinations required hereunder (which accounting firm shall then be referred to as the Accounting Firm hereunder). All fees and expenses of the Accounting Firm shall be borne solely by the Company. Any Gross-Up Payment, as determined pursuant to this
Section 9, shall be paid by the Company to the Executive within five days of the receipt of the Accounting Firm's determination. Any determination by the Accounting Firm shall be binding upon the Company and the Executive. As a result of the uncertainty in the application of Section 4999 of the Code at the time of the initial determination by the Accounting Firm hereunder, it is possible that Gross-Up Payments which will not have been made by the Company should have been made ("Underpayment"), consistent with the calculations required to be made hereunder. In the event that the Company exhausts its remedies pursuant to Section 9(c) and the Executive thereafter is required to make a payment of any Excise Tax, the Accounting Firm shall determine the amount of the Underpayment that has occurred and any such Underpayment shall be promptly paid by the Company to or for the benefit of the Executive.

(c) The Executive shall notify the Company in writing of any claim by the Internal Revenue Service that, if successful, would require the payment by the Company of the Gross-Up Payment. Such notification shall be given as soon as practicable but no later than ten business days after the Executive is informed in writing of such claim and shall apprise the Company of the nature of such claim and the date on which such claim is requested to be paid. The Executive shall not pay such claim prior to the expiration of the 30-day period following the date on which it gives such notice to the Company (or such shorter period ending on the date that any payment of taxes with respect to such claim is due). If the Company notifies the Executive in writing prior to the expiration of such period that it desires to contest such claim, the Executive shall:

(i) give the Company any information reasonably requested by the Company relating to such claim,

(ii) take such action in connection with contesting such claim as the Company shall reasonably request in writing from time to time, including, without limitation, accepting legal representation with respect to such claim by an attorney reasonably selected by the Company,

(iii) cooperate with the Company in good faith in order effectively to contest such claim, and

(iv) permit the Company to participate in any proceedings relating to such claim;

provided, however, that the Company shall bear and pay directly all costs and expenses (including additional interest and penalties) incurred in connection with such contest and shall indemnify and hold the Executive harmless, on an after-tax basis, for any Excise Tax or income tax (including interest and penalties with respect thereto) imposed as a result of such representation and payment of costs and expenses. Without limitation on the foregoing provisions of this Section 9(c), the Company shall control all proceedings taken in connection with such contest and, at its sole option, may pursue or forgo any and all administrative appeals, proceedings, hearings and conferences with the taxing authority in respect of such claim and may, at its sole option, either direct the Executive to pay the tax claimed and sue for a refund or contest the claim in any permissible manner, and the Executive agrees to prosecute such contest to a determination before any administrative tribunal, in a court of initial jurisdiction and in one or more appellate courts, as the Company shall determine; provided, however, that if the Company directs the Executive to pay such claim and sue for a refund, the Company shall advance the amount of such payment to the Executive, on an interest-free basis and shall indemnify and hold the Executive harmless, on an after-tax basis, from any Excise Tax or income tax (including interest or penalties with respect thereto) imposed with respect to such advance or with respect to any imputed income with respect to such advance; and further provided that any exten-sion of the statute of limitations relating to payment of taxes for the taxable year of the Executive with respect to which such contested amount is claimed to be due is limited solely to such contested amount. Furthermore, the Company's control of the contest shall be limited to issues with respect to which a Gross-Up Payment would be payable hereunder and the Executive shall be entitled to settle or contest, as the case may be, any other issue raised by the Internal Revenue Service or any other taxing authority.

(d) If, after the receipt by the Executive of an amount advanced by the Company pursuant to Section 9(a) or 9(c), the Executive becomes entitled to receive any refund with respect to such claim, the Executive shall (subject to the Company's complying with the requirements of Section 9(c)) promptly pay to the Company the amount of such refund (together with any interest paid or credited thereon after taxes applicable thereto). If, after the receipt by the Executive of an amount advanced by the Company pursuant to
Section 9(c), a determination is made that the Executive shall not be entitled to any refund with respect to such claim and the Company does not notify the Executive in writing of its intent to contest such denial of refund prior to the expiration of 30 days after such determination, then such advance shall be forgiven and shall not be required to be repaid and the amount of such advance shall offset, to the extent thereof, the amount of Gross-Up Payment required to be paid.

10. Confidential Information. The Executive shall hold in a fiduciary capacity for the benefit of the Company all secret or confidential information, knowledge or data relating to the Company or any of its affiliated companies, and their respective businesses, which shall have been obtained by the Executive during the Executive's employment by the Company or any of its affiliated companies and which shall not be or become public knowledge (other than by acts by the Executive or representatives of the Executive in violation of this Agreement). After termination of the Executive's employment with the Company, the Executive shall not, without the prior written consent of the Company or as may otherwise be required by law or legal process, communicate or divulge any such information, knowledge or data to anyone other than the Company and those designated by it. In no event shall an asserted violation of the provisions of this Section 10 constitute a basis for deferring or withholding any amounts otherwise payable to the Executive under this Agreement.

11. Successors. (a) This Agreement is personal to the Executive and without the prior written consent of the Company shall not be assignable by the Executive otherwise than by will or the laws of descent and distribution. This Agreement shall inure to the benefit of and be enforceable by the Executive's legal representatives.

(b) This Agreement shall inure to the benefit of and be binding upon the Company and its successors and assigns.

(c) The Company will require any successor (whether direct or indirect, by purchase, merger, consolidation or otherwise) to all or substantially all of the business and/or assets of the Company to assume expressly and agree to perform this Agreement in the same manner and to the same extent that the Company would be required to perform it if no such succession had taken place. As used in this Agreement, "Company" shall mean the Company as hereinbefore defined and any successor to its business and/or assets as aforesaid which assumes and agrees to perform this Agreement by operation of law, or otherwise.

12. Miscellaneous. (a) This Agreement shall be governed by and construed in accordance with the laws of the State of Ohio, without reference to principles of conflict of laws. The captions of this Agreement are not part of the provisions hereof and shall have no force or effect. This Agreement may not be amended or modified otherwise than by a written agreement executed by the parties hereto or their respective successors and legal representatives.

(b) All notices and other communications hereunder shall be in writing and shall be given by hand delivery to the other party or by registered or certified mail, return receipt requested, postage prepaid, addressed as follows:


If to the Executive:

Jerry A. Grundhofer
c/o Wachtell, Lipton, Rosen & Katz
299 Park Avenue
New York, New York 10171

Attention:  Adam D. Chinn, Esq.



If to the Company:

Star Banc Corporation
Star Bank Center
425 Walnut Street
Cincinnati, Ohio 45202

Attention:  General Counsel

or to such other address as either party shall have furnished to the other in writing in accordance herewith. Notice and communications shall be effective when actually received by the addressee.

(c) The invalidity or unenforceability of any provision of this Agreement shall not affect the validity or enforceability of any other provision of this Agreement.

(d) The Company may withhold from any amounts payable under this Agreement such Federal, state, local or foreign taxes as shall be required to be withheld pursuant to any applicable law or regulation.

(e) The Executive's or the Company's failure to insist upon strict compliance with any provision hereof or any other provision of this Agreement or the failure to assert any right the Executive or the Company may have hereunder, including, without limitation, the right of the Executive to terminate employment for Good Reason pursuant to Section 5(c)(i)-(v) of this Agreement, shall not be deemed to be a waiver of such provision or right or any other provision or right of this Agreement.

13. No Prohibited Payments. Notwithstanding anything in this Agreement to the contrary, the Company shall not make any payment to the Executive which, according to the opinion of the Company's outside counsel, would violate Section 2523(k) of the Comprehensive Thrift and Bank Fraud Prosecution and Taxpayer Recovery Act of 1990 (codified at 12 U.S.C. 1828(k)), or any rules or regulations promulgated thereunder.

IN WITNESS WHEREOF, the Executive has hereunto set the Executive's hand and, pursuant to the authorization from its Board of Directors, the Company has caused these presents to be executed in its name on its behalf, all as of the day and year first above written.

    JERRY A. GRUNDHOFER






STAR BANC CORPORATION


By

                Executive Severance Agreements

           Star Banc Corporation Executive Officers



Three (3) Year Severance Agreement
1 Year Protection Period
30 day walkaway rights
Severance Payment: three (3) times highest base salary + highest bonus
Three (3) year continuation of medical coverage
Pension Coverage includes three (3) years additional service
No 280G Provision
Gross-up Provision
Term of Agreement:three (3) year initial term of agreement and renewal on each anniversary


Covers:
        (post January 1994)

        Mr. David M. Moffett, Executive Vice President and Chief
        Financial Officer, Star Banc Corporation and Star Bank, N.A.

        Mr. Richard K. Davis, Executive Vice President, Star Banc
        Corporation and Star Bank, N.A.

        (post May 1994)

        Mr. Samuel M. Cassidy, President and Chief Executive
        Officer of Star Bank, N.A. and Executive Vice
        President and Director, Star Banc Corporation

        Mr. Joseph A. Campanella, Executive Vice President, Star
        Banc Corporation and Star Bank, N.A.




Two (2) Year Severance Agreement
1 Year Protection Period
30 day walkaway rights
Severance Payment:    two (2) times highest base salary + highest
bonus
Two (2) year continuation of medical coverage
Pension Coverage includes two (2) years additional service
Includes 280G Provision
Term of Agreement: three (3) year initial term of agreement and renewal on each anniversary

Covers:

       Mr. Daniel B. Benhase, Executive Vice President, Star
       Bank, N.A.

       Mr. John M. Bullock, Executive Vice President, Star
       Bank, N.A.

       Mr. Jerome C. Kohlhepp, Executive Vice President,
       Star Bank, N.A.

       Mr. Thomas J. Lakin, Senior Vice President, Star Banc
       Corporation and Executive Vice President, Star Bank, N.A.


       Mr. Timothy J. Fogarty, Senior Vice President, Star Banc
       Corporation and Star Bank, N.A.

       Mr. Wayne J. Shircliff, Executive Vice President,
       Star Bank, N.A.

       Mr. Stephen E. Smith, Senior Vice President, Star Banc
       Corporation and Star Bank, N.A.

                    EXECUTIVE SEVERANCE AGREEMENT


This Executive Severance Agreement (hereinafter called the "Agreement"), made as of the 14th day of December, 1993, between Star Banc Corporation, an Ohio corporation (hereinafter called "Star Banc") and its Subsidiaries (hereinafter individually and collectively called the "Company"), and David M. Moffett (hereinafter called the "Executive").

                               WITNESSETH:

WHEREAS, the Company considers the recruitment and maintenance of sound and vital management to be essential to protecting and enhancing its best interests and those of its shareholders; and

WHEREAS, the Company recognizes that it is in an industry where there is a strong potential for a change in control and that the potential for a change in control may make it difficult to hire and retain strong management personnel; and

WHEREAS, the Company recognizes that the possibility of a change in control of Star Banc may exist and that, in the event negotiations are commenced to bring about such a change in control, uncertainty and questions may arise among management that could result in the distraction or departure of management personnel to the detriment of the Company and the shareholders; and

WHEREAS, the Company has determined that appropriate steps should be taken to reinforce and encourage the Executive's continued attention and dedication as an executive officer to his assigned duties without distraction in the face of potentially disruptive circumstances arising from the possibility of a change in control of Star Banc;

NOW THEREFORE, the Company and the Executive do hereby agree as follows:

1. Definitions The following words and terms as used herein shall have the following meaning:

1.1 Change in Control. A "Change in Control" of Star Banc shall be deemed to have occurred:

(a)Upon the filing with the Secretary of State of the State of Ohio of a certificate of merger or certificate of consolidation with respect to a merger or a consolidation in which Star Banc is a "constituent corporation" or upon the consummation of a "combination" or "majority share acquisition" in which Star Banc is the "acquiring corporation" (as such terms are defined in Ohio Rev. Code Section 1701.01 as in effect on September 26, 1989) and in which Star Banc's shareholders immediately prior to entering into such agreement will beneficially own, immediately after the effective time of the merger, consolidation, combination or majority share acquisition, securities of Star Banc or any surviving or new corporation having less than sixty-five percent (65%) of the "voting power" of Star Banc or any surviving or new corporation, including "voting power" exercisable on a contingent or deferred basis as well as immediately exercisable "voting power"; or,

(b)Upon the consummation of a sale, lease, exchange or other transfer or disposition by Star Banc of all or substantially all its assets to any "person" (as such term is used in Sections 13(d) and 14(d) of the Securities Exchange Act of 1934, as amended and in effect on September 26, 1989 (hereinafter called the "Exchange Act") other than to one (1) or more wholly owned Subsidiaries, or upon the consummation of sales, lease, exchange or other transfer or disposition by one (1) or more of the Subsidiaries of all or substantially all the assets of Star Banc and its Subsidiaries, on a consolidated basis, other than to other wholly owned Subsidiaries; provided, however, that the mortgage or pledge of all or substantially all of Star Banc's assets or of all or substantially all the assets of Star Banc and its Subsidiaries, on a consolidated basis, in connection with a bona fide financing shall not constitute a "Change in Control"; or,

(c)When any "person" (as such term is used in Sections 13(d) and 14(d) of the Exchange Act) is or becomes the "beneficial owner" (as defined in Rule 13d-3 under the Exchange Act) directly or indirectly, of thirty-five percent (35%) or more of the combined "voting power" of Star Banc's then outstanding securities, excluding "voting power" exercisable on a contingent or deferred basis; or,

(d)When a tender offer, pursuant to Regulation 14D promulgated by the Securities and Exchange Commission under the Exchange Act is consummated resulting in a "person" (as such term is used in Sections 13(d) and 14(d) of the Exchange Act) becoming the beneficial owner of thirty-five percent (35%) or more of the combined "voting power" of Star Banc's then outstanding securities, excluding "voting power" exercisable on a contingent or deferred basis; or,

(e)When those persons serving as Original Directors and/or their Successors do not constitute a majority of the whole Board of Directors of Star Banc.

1.2 Cause means conviction for the commission of a felony or removal from office by order of the Comptroller of the Currency, Federal Reserve Board, or other appropriate agency.

1.3 Date of Termination means the date the Executive's employment is terminated under this Agreement whether by the Company or by the Executive.

1.4 Disability means disability as such term is defined in the Star Banc Salary Continuation Plan.

1.5 Effective Date means the first date after the date hereof on which a Change in Control occurs.

1.6 Employment Agreement means an employment agreement, if any, between the Company and the Executive.

1.7  Good Reason means:
(a) A reduction by the Company in the Executive's base salary as in effect on the date hereof or as the same may be increased from time-to-time or a failure by the Company to increase the Executive's base salary each year during the Protected Period by an amount which at least equals, on a percentage basis, the lesser of: (i) the average percentage increase in base salary for all officers of the Company during the three full calendar years immediately preceding the Change in Control; or (ii) the average percentage increase in base salary for the Executive during the three full calendar years immediately preceding the Change in Control; or

(b) A change in the Executive's reporting responsibilities, titles, job responsibilities or offices which in the Executive's sole opinion result in a diminution of his status, control, or authority as in effect immediately prior to a Change in Control; or

(c) The assignment to the Executive of any positions, duties or responsibilities inconsistent in the sole opinion of the Executive with the Executive's positions, duties and responsibilities or status with the Company immediately prior to the Change in Control or that requires the Executive to travel more than prior to the Change in Control; or

(d) A failure by the Company (i) to continue any cash bonus or other incentive plans in substantially the same form and with the same opportunity levels and perceived potential for obtaining performance objectives, in effect immediately prior to the Change in Control, or (ii) to continue the Executive as a participant in such plans on at least the same basis as the Executive participated in accordance with the plans immediately prior to the Change in Control; or

(e) A requirement by the Company that the Executive be based or perform his duties anywhere other than at the Company's corporate office location either (i) immediately prior to the Change in Control, or (ii) within one mile of such prior corporate office location if the Company's corporate office location is moved; or

(f) A failure by the Company to continue in effect any benefit, whether or not qualified, or other compensation plan or the Company's failure to provide the Executive with the number of paid vacation days to which he is entitled in accordance with the Company's normal vacation practices with respect to the Executive at the time of the Change in Control; or

(g) An agreement between the Board of Directors of Star Banc and the Executive that employment should be terminated.

For purposes of this Section 1.7, any good faith determination of "Good Reason" made by the Executive shall be conclusive. Anything in this Agreement to the contrary notwithstanding, a termination by the Executive for any reason during the 30-day period immediately following the first anniversary of the Effective Date shall be deemed to be a termination for Good Reason for all purposes of this Agreement.

1.8 Original Directors means those persons serving as Directors of Star Banc on the date of this Agreement.

1.9 Protected Period means the twelve (12) month period immediately following each and every Change in Control.

1.10 Successors means those directors whose election by Star Banc's shareholders has been approved by the vote of at least two-thirds of the Original Directors and previously qualified Successors serving as directors of Star Banc at the time of such election or nomination for election.

1.11 Termination Benefits means those benefits described in Section 2 of the Agreement.

1.12 Subsidiaries means any and all companies at least fifty percent (50%) owned, directly or indirectly, by Star Banc.

2.  Benefits Upon Termination of Employment.

2.1 General. If, during the Protected Period following each Change in Control, the Executive's employment is terminated either (i) by the Company (other than for Cause or Disability), or (ii) by the Executive for Good Reason, then the Executive (or his estate or personal representative), shall be entitled to the Termination Benefits provided in this Section 2.

2.2 Base Salary and Bonus Through Date of Termination. The Company shall promptly pay the Executive his full base salary through the Date of Termination at the rate in effect at the time notice of termination is given. In addition, the Company shall promptly pay the amount of any bonus or incentive for the year in which the Date of Termination occurs (based on the target bonus for the Executive for the year) prorated to the Date of Termination (without application of any denial provisions based on unsatisfactory personal performance or any other reason). The Company shall also pay the Executive for any vacation earned but not taken with such payment being equal to the Executive's calculated daily base salary rate times the applicable days of such vacation.

2.3 Severance Payment. The Company shall pay the Executive a severance payment equal to three (3) times the sum of: (a) the Executive's highest rate of pay, on an annualized basis, established by the Company during the last five years plus (b) the highest bonus earned by the Executive, with respect to any single year, over the last five (5) years. The severance payment shall be made in a lump-sum within thirty (30) days of the Date of Termination. Should a Change of Control occur prior to February 1, 1995, the Executive's "Highest Bonus" for purposes of Section
2.3 shall not be less than 60% of the Executive's base salary on the date the Change of Control occurs.


2.4 Pension Payment. The Company shall pay the Executive a supplemental pension benefit equal to the lump sum benefit which the Executive would be entitled to receive under the Star Banc Employees' Pension Plan if the Executive were 100% vested and had three (3) additional years of service minus the lump sum benefit actually payable to the Executive under the Star Banc Employees' Pension Plan. Payment of this supplemental pension benefit shall be made within thirty (30) days of the Date of Termination.

2.5 Medical Coverage. The Company shall, at its expense, maintain the Executive's life, health and accidental death and disability insurance coverage with the coverages maintained at the higher level in effect either immediately prior to the date of the Change in Control or on the Date of Termination, for a period of three (3) years following the Date of Termination.

2.6 Termination Which Does Not Require Payment Of Termination Benefits. No Termination Benefits need to be provided by the Company to the Executive under this Section 2 if the Executive's employment is terminated:

(a) By the Executive for any reason other than for Good Reason;

(b) By the Company for Cause or Disability; or

(c) By death.

3.New Employment; Reduction of Termination Benefits.The Termination Benefits provided under Section 2 shall not be treated as damages, but rather shall be treated as severance compensation to which the Executive is entitled. The Executive shall not be required to mitigate the amount of any Termination Benefit provided under Section 2 by seeking other employment or otherwise.

4.Certain Additional Payments by the Company.
(a)Anything in this Agreement to the contrary notwithstanding, in the event it shall be determined that any payment or distribution by the Company to or for the benefit of the Executive (whether paid or payable or distributed or distributable pursuant to the terms of this Agreement or otherwise, but determined without regard to any additional payments required under this Section 4) (a "Payment") would be subject to the excise tax imposed by Section 4999 of the Internal Revenue Code of 1986, as amended (the "Code"), or any interest or penalties are incurred by the Executive with respect to such excise tax (such excise tax, together with any such interest and penalties, are hereinafter collectively referred to as the "Excise Tax"), then the Executive shall be entitled to receive an additional payment (a "Gross-Up Payment") in an amount such that after payment by the Executive of all taxes and any benefits that result from the deductibility by the Executive of such taxes (including, in each case, any interest or penalties imposed with respect to such taxes), including, without limitation, any income taxes (and any interest and penalties imposed with respect thereto) and Excise Tax imposed upon the Gross-Up Payment, the Executive retains an amount of the Gross-Up Payment equal to the Excise Tax imposed upon the Payments.

(b)Subject to the provisions of Section 4(c), all determinations required to be made under this Section 4, including whether and when a Gross-Up Payment is required and the amount of such Gross-Up Payment and the assumptions to be utilized in arriving at such determination, shall be made by KPMG Peat Marwick or such other certified public accounting firm as may be designated by the Executive (the "Accounting Firm") which shall provide detailed supporting calculations both to the Company and the Executive within 15 business days of the receipt of notice from the Executive that there has been a Payment, or such earlier time as is requested by the Company. In the event that the Accounting Firm is serving as accountant or auditor for the individual, entity or group effecting the Change of Control, the Executive shall appoint another nationally recognized accounting firm to make the determinations required hereunder (which accounting firm shall then be referred to as the Accounting Firm hereunder). All fees and expenses of the Accounting Firm shall be borne solely by the Company. Any Gross-Up Payment, as determined pursuant to this Section 4, shall be paid by the Company to the Executive within five days of the receipt of the Accounting Firm's determination. Any determination by the Accounting Firm shall be binding upon the Company and the Executive. As a result of the uncertainty in the application of Section 4999 of the Code at the time of the initial determination by the Accounting Firm hereunder, it is possible that Gross-Up Payments which will not have been made by the Company should have been made ("Underpayment"), consistent with the calculations required to be made hereunder. In the event that the Company exhausts its remedies pursuant to Section 4(c) and the Executive thereafter is required to make a payment of any Excise Tax, the Accounting Firm shall determine the amount of the Underpayment that has occurred and any such Underpayment shall be promptly paid by the Company to or for the benefit of the Executive.

(c)The Executive shall notify the Company in writing of any claim by the Internal Revenue Service that, if successful, would require the payment by the Company of the Gross-Up Payment. Such notification shall be given as soon as practicable but no later than ten business days after the Executive is informed in writing of such claim and shall apprise the Company of the nature of such claim and the date on which such claim is requested to be paid. The Executive shall not pay such claim prior to the expiration of the 30-day period following the date on which it gives such notice to the Company (or such shorter period ending on the date that any payment of taxes with respect to such claim is due). If the Company notifies the Executive in writing prior to the expiration of such period that it desires to contest such claim, the Executive shall:

(i) give the Company any information reasonably requested by the Company relating to such claim,

(ii) take such action in connection with contesting such claim as the Company shall reasonably request in writing from time to time, including, without limitation, accepting legal representation with respect to such claim by an attorney reasonably selected by the Company,

(iii) cooperate with the Company in good faith in order effectively to contest such claim, and

(iv) permit the Company to participate in any proceedings relating to such claim; provided, however, that the Company shall bear and pay directly all costs and expenses (including additional interest and penalties) incurred in connection with such contest and shall indemnify and hold the Executive harmless, on an after-tax basis, for any Excise Tax or income tax (including interest and penalties with respect thereto) imposed as a result of such representation and payment of costs and expenses. Without limitation on the foregoing provisions of this Section 4(c), the Company shall control all proceedings taken in connection with such contest and, at its sole option, may pursue or forgo any and all administrative appeals, proceedings, hearings and conferences with the taxing authority in respect of such claim and may, at its sole option, either direct the Executive to pay the tax claimed and sue for a refund or contest the claim in any permissible manner, and the Executive agrees to prosecute such contest to a determination before administrative tribunal, in a court of initial jurisdiction and in one or more appellate courts, as the Company shall determine; provided, however, that if the Company directs the Executive to pay such claim and sue for a refund, the Company shall advance the amount of such payment to the Executive, on an interest-free basis and shall indemnify and hold the Executive harmless, on an after-tax basis, from any Excise Tax or income tax (including interest or penalties with respect thereto) imposed with respect to such advance or with respect to any imputed income with respect to such advance; and further provided that any extension of the statute of limitations relating to payment of taxes for the taxable year of the Executive with respect to which such contested amount is claimed to be due is limited solely to such contested amount. Furthermore, the Company's control of the contest shall be limited to issues with respect to which a Gross-Up Payment would be payable hereunder and the Executive shall be entitled to settle or contest, as the case may be, any other issue raised by the Internal Revenue Service or any other taxing authority.

(d) If, after the receipt by the Executive of an amount advanced by the Company pursuant to Section 4(a) or 4(c), the Executive becomes entitled to receive any refund with respect to such claim, the Executive shall (subject to the Company's complying with the requirements of Section 4(c)) promptly pay to the Company the amount of such refund (together with any interest paid or credited thereon after taxes applicable thereto). If, after the receipt by the Executive of an amount advanced by the Company pursuant to Section 4(c), a determination is made that the Executive shall not be entitled to any refund with respect to such claim and the Company does not notify the Executive in writing of its intent to contest such denial of refund prior to the expiration of 30 days after such determination, then such advance shall be forgiven and shall not be required to be repaid and the amount of such advance shall offset, to the extent thereof, the amount of Gross-Up Payment required to be paid.

5.Notice of Termination.Any purported termination by the Company of the Executive's employment for Cause or Disability or by the Executive for Good Reason shall be communicated by notice of termination to the other party. A notice of termination shall include the specific reason for termination relied upon and shall set forth in reasonable detail, the facts and circumstances claimed to provide a basis for termination of employment.

Any dispute by a party hereto regarding a notice of termination delivered to such party must be conveyed to the other party within thirty (30) days after the notice of termination is given. If the particulars of the dispute are not conveyed within the thirty (30) day period, then the disputing party's claims regarding the termination shall be deemed forever waived.

6.Successor; Binding Agreement.Star Banc will require any successor (whether direct or indirect, by purchase, merger, consolidation or otherwise) to all or substantially all of the business and/or assets of Star Banc expressly to assume and agree to perform this Agreement in the same manner and to the same extent that the Company would be required to perform it if no such succession had taken place (the assumption shall be by agreement in form and substance satisfactory to the Executive). Failure of Star Banc to obtain such agreement prior to the effectiveness of any such succession shall be a breach of this Agreement and shall entitle the Executive, at his election, to Termination Benefits from the Company in the same amount and on the same terms as the Executive would be entitled to hereunder if he terminated his employment for Good Reason, except that for purposes of implementing the foregoing, the date on which any such election becomes effective shall be deemed the Date of Termination. As used in this Agreement, "Company" shall mean the Company and any successor to its business and/or assets as described above or which otherwise becomes bound by all the terms and provision of this Agreement by operation of law.

In addition, as used in this Agreement, "Star Banc" shall mean Star Banc and any successor to its business and/or assets as described above or which otherwise becomes bound by all the terms and provision of this Agreement by operation of law.

This Agreement shall insure to the benefit of and be enforceable by the Executive's personal or legal representatives, executors, administrators, successors, heirs, distributees, devisees and legatees. If the Executive should die while any amount would still be payable to him hereunder if he had continued to live, all such amounts, unless otherwise provided herein, shall be paid in accordance with the terms of this Agreement to his designee or, if there be no such designee, to his estate.

7.Miscellaneous.

7.1Notice. All notices, elections, waiversand all other communications provided for in this Agreement shall be in writing and shall be deemed to have been duly given when delivered or mailed by United States certified mail, return receipt requested, postage prepaid, to such address as either party may have furnished to the other in writing in accordance herewith, except that notices of change of address shall be effective only upon receipt.

7.2No Waiver. No provision of this Agreement may be modified, waived or discharged unless such waiver, modification or discharge is agreed to in writing signed by the Executive and the Chief Executive Officer of the Company. No waiver by either party at any time of any breach by the other party of, or compliance with, any condition or provision of this Agreement to be performed by such other party shall be deemed a waiver of similar or dissimilar provisions or conditions at the same or at any prior or subsequent time. No agreements or representations, oral or otherwise, express or implied, with respect to the subject matter hereof have been made by either party which are not set forth expressly in this Agreement.

7.3Indemnification. If litigation shall be brought to enforce or interpret any provision contained herein, the Company hereby agrees to indemnify the Executive for his attorney's fees and disbursement incurred in such litigation, and hereby agrees to pay prejudgment interest on any money judgment obtained by the Executive, calculated at the prime interest rate announced as such by the Wall Street Journal from time-to-time, from the earliest date that payment(s) to him should have been made under this Agreement. If the Wall Street Journal announces two or more rates as the prime rate, then the highest rate shall be used.

7.4 Payment Obligations Absolute. The Company's obligation to pay the Executive the compensation and to make the arrangements provided herein shall be absolute and unconditional and shall not be affected by any circumstances, including, without limitation, any set-off, counterclaim, recoupment, defense or other right which the Company may have against the Executive or any third party. All amounts payable by the Company hereunder shall be paid without notice or demand. Each and every payment made hereunder by the Company shall be final and the Company will not seek, nor permit its subsidiaries, affiliates, successors or assigns to seek, to recover all or any part of such payment from the Executive or from whosoever may be entitled thereto, for any reason whatsoever.

7.5 Term of Agreement. The term of this Agreement shall continue for an initial period of three (3) years from the date of this Agreement. On each anniversary of this Agreement, the term shall be extended for an additional year unless prior to an anniversary date Star Banc's Board of Directors cause a notice of nonrenewal to be sent to the Executive. Any Termination Benefits due pursuant to this Agreement shall continue to be an obligation of the Company and enforceable by the Executive until paid in full.

7.6 Controlling Law. This Agreement shall be governed by and construed in accordance with the laws of the State of Ohio.

7.7 Interpretation of Agreement. In the event of any ambiguity, vagueness or other matter involving the interpretation or meaning of this Agreement, this Agreement shall be construed liberally so as to provide to the Executive the full benefits set out herein.

7.8 Severability. Each section, subsection or paragraph of this Agreement shall be deemed severable and if for any reason any portion of this Agreement is unenforceable, invalid or contrary to any existing or future law, such unenforceability or invalidity shall not affect the applicability or validity of any other portion of this Agreement.

7.9 U.S. Dollars. All payments required to be made under this Agreement shall be made in United States Dollars.

7.10 Employment Agreement. Any benefits provided to the Executive under this Agreement will, unless specifically stated otherwise in this Agreement, be in addition to and not in lieu of any benefits that may be provided the Executive under an Employment Agreement, if any, with the Company.

Nothing in this Agreement is to be deemed to give the Company the right to take any action or engage in any omission with respect to the Executive at any time when any such action or omission is not permissible and proper under any Employment Agreement if then in force. Similarly, except as provided otherwise in this Agreement, nothing in this Agreement is to be deemed to give the Executive the right to take any action or engage in any omission with respect to the Company at any time when any such act or omission is not permissible and proper under any Employment Agreement if then in force.

This Agreement shall continue in force so long as the Executive remains employed by the Company and shall not be affected by any termination of any Employment Agreement.

7.11 Footnotes, Title and Captions. All footnotes or section, subsection or paragraph titles or captions contained in this Agreement are for convenience only and shall not be deemed part of the text of this Agreement.


IN WITNESS WHEREOF, this Agreement has been executed as of the day and year first above written.

Attest: STAR BANC CORPORATION, on behalf of itself and each Subsidiary


                                                By:

Name
                                   Stephen E. Smith

Title                              Name
                                   Senior Vice President
                                   Title

                       EXECUTIVE SEVERANCE AGREEMENT


This Executive Severance Agreement (hereinafter called the "Agreement"), made as of the 14th day of December, 1993, between Star Banc Corporation, an Ohio corporation (hereinafter called "Star Banc") and its Subsidiaries (hereinafter individually and collectively called the "Company"), and Richard K. Davis (hereinafter called the "Executive").

                               WITNESSETH:

WHEREAS, the Company considers the recruitment and maintenance of sound and vital management to be essential to protecting and enhancing its best interests and those of its shareholders; and

WHEREAS, the Company recognizes that it is in an industry where there is a strong potential for a change in control and that the potential for a change in control may make it difficult to hire and retain strong management personnel; and

WHEREAS, the Company recognizes that the possibility of a change in control of Star Banc may exist and that, in the event negotiations are commenced to bring about such a change in control, uncertainty and questions may arise among management that could result in the distraction or departure of management personnel to the detriment of the Company and the shareholders; and

WHEREAS, the Company has determined that appropriate steps should be taken to reinforce and encourage the Executive's continued attention and dedication as an executive officer to his assigned duties without distraction in the face of potentially disruptive circumstances arising from the possibility of a change in control of Star Banc;

NOW THEREFORE, the Company and the Executive do hereby agree as follows:

1. Definitions The following words and terms as used herein shall have the following meaning:

1.1Change in Control. A "Change in Control" of Star Banc shall be deemed to have occurred:

(a) Upon the filing with the Secretary of State of the State of Ohio of a certificate of merger or certificate of consolidation with respect to a merger or a consolidation in which Star Banc is a "constituent corporation" or upon the consummation of a "combination" or "majority share acquisition" in which Star Banc is the "acquiring corporation" (as such terms are defined in Ohio Rev. Code Section 1701.01 as in effect on September 26, 1989) and in which Star Banc's shareholders immediately prior to entering into such agreement will beneficially own, immediately after the effective time of the merger, consolidation, combination or majority share acquisition, securities of Star Banc or any surviving or new corporation having less than sixty-five percent (65%) of the "voting power" of Star Banc or any surviving or new corporation, including "voting power" exercisable on a contingent or deferred basis as well as immediately exercisable "voting power"; or,

(b) Upon the consummation of a sale, lease, exchange or other transfer or disposition by Star Banc of all or substantially all its assets to any "person" (as such term is used in Sections 13(d) and 14(d) of the Securities Exchange Act of 1934, as amended and in effect on September 26, 1989 (hereinafter called the "Exchange Act") other than to one (1) or more wholly owned Subsidiaries, or upon the consummation of sales, lease, exchange or other transfer or disposition by one (1) or more of the Subsidiaries of all or substantially all the assets of Star Banc and its Subsidiaries, on a consolidated basis, other than to other wholly owned Subsidiaries; provided, however, that the mortgage or pledge of all or substantially all of Star Banc's assets or of all or substantially all the assets of Star Banc and its Subsidiaries, on a consolidated basis, in connection with a bona fide financing shall not constitute a "Change in Control"; or,

(c)When any "person" (as such term is used in Sections 13(d) and 14(d) of the Exchange Act) is or becomes the "beneficial owner" (as defined in Rule 13d-3 under the Exchange Act) directly or indirectly, of thirty-five percent (35%) or more of the combined "voting power" of Star Banc's then outstanding securities, excluding "voting power" exercisable on a contingent or deferred basis; or,

(d) When a tender offer, pursuant to Regulation 14D promulgated by the Securities and Exchange Commission under the Exchange Act is consummated resulting in a "person" (as such term is used in Sections 13(d) and 14(d) of the Exchange Act) becoming the beneficial owner of thirty-five percent (35%) or more of the combined "voting power" of Star Banc's then outstanding securities, excluding "voting power" exercisable on a contingent or deferred basis; or,

(e) When those persons serving as Original Directors and/or their Successors do not constitute a majority of the whole Board of Directors of Star Banc.

1.2 Cause means conviction for the commission of a felony or removal from office by order of the Comptroller of the Currency, Federal Reserve Board, or other appropriate agency.

1.3 Date of Termination means the date the Executive's employment is terminated under this Agreement whether by the Company or by the Executive.

1.4 Disability means disability as such term is defined in the Star Banc Salary Continuation Plan.

1.5 Effective Date means the first date after the date hereof on which a Change in Control occurs.

1.6 Employment Agreement means an employment agreement, if any, between the Company and the Executive.

1.7  Good Reason means:

(a) A reduction by the Company in the Executive's base salary as in effect on the date hereof or as the same may be increased from time-to-time or a failure by the Company to increase the Executive's base salary each year during the Protected Period by an amount which at least equals, on a percentage basis, the lesser of: (i) the average percentage increase in base salary for all officers of the Company during the three full calendar years immediately preceding the Change in Control; or (ii) the average percentage increase in base salary for the Executive during the three full calendar years immediately preceding the Change in Control; or

(b) A change in the Executive's reporting responsibilities, titles, job responsibilities or offices which in the Executive's sole opinion result in a diminution of his status, control, or authority as in effect immediately prior to a Change in Control; or

(c) The assignment to the Executive of any positions, duties or responsibilities inconsistent in the sole opinion of the Executive with the Executive's positions, duties and responsibilities or status with the Company immediately prior to the Change in Control or that requires the Executive to travel more than prior to the Change in Control; or

(d) A failure by the Company (i) to continue any cash bonus or other incentive plans in substantially the same form and with the same opportunity levels and perceived potential for obtaining performance objectives, in effect immediately prior to the Change in Control, or (ii) to continue the Executive as a participant in such plans on at least the same basis as the Executive participated in accordance with the plans immediately prior to the Change in Control; or

(e) A requirement by the Company that the Executive be based or perform his duties anywhere other than at the Company's corporate office location either (i) immediately prior to the Change in Control, or (ii) within one mile of such prior corporate office location if the Company's corporate office location is moved; or

(f) A failure by the Company to continue in effect any benefit, whether or not qualified, or other compensation plan or the Company's failure to provide the Executive with the number of paid vacation days to which he is entitled in accordance with the Company's normal vacation practices with respect to the Executive at the time of the Change in Control; or

(g) An agreement between the Board of Directors of Star Banc and the Executive that employment should be terminated.

For purposes of this Section 1.7, any good faith determination of "Good Reason" made by the Executive shall be conclusive. Anything in this Agreement to the contrary notwithstanding, a termination by the Executive for any reason during the 30-day period immediately following the first anniversary of the Effective Date shall be deemed to be a termination for Good Reason for all purposes of this Agreement.

1.8 Original Directors means those persons serving as Directors of Star Banc on the date of this Agreement.

1.9 Protected Period means the twelve (12) month period immediately following each and every Change in Control.

1.10 Successors means those directors whose election by Star Banc's shareholders has been approved by the vote of at least two-thirds of the Original Directors and previously qualified Successors serving as directors of Star Banc at the time of such election or nomination for election.

1.11 Termination Benefits means those benefits described in Section 2 of the Agreement.

1.12 Subsidiaries means any and all companies at least fifty percent (50%) owned, directly or indirectly, by Star Banc.

2.  Benefits Upon Termination of Employment.

2.1 General. If, during the Protected Period following each Change in Control, the Executive's employment is terminated either (i) by the Company (other than for Cause or Disability), or (ii) by the Executive for Good Reason, then the Executive (or his estate or personal representative), shall be entitled to the Termination Benefits provided in this Section 2.

2.2 Base Salary and Bonus Through Date of Termination. The Company shall promptly pay the Executive his full base salary through the Date of Termination at the rate in effect at the time notice of termination is given. In addition, the Company shall promptly pay the amount of any bonus or incentive for the year in which the Date of Termination occurs (based on the target bonus for the Executive for the year) prorated to the Date of Termination (without application of any denial provisions based on unsatisfactory personal performance or any other reason). The Company shall also pay the Executive for any vacation earned but not taken with such payment being equal to the Executive's calculated daily base salary rate times the applicable days of such vacation.

2.3 Severance Payment. The Company shall pay the Executive a severance payment equal to three (3) times the sum of: (a) the Executive's highest rate of pay, on an annualized basis, established by the Company during the last five years plus (b) the highest bonus earned by the Executive, with respect to any single year, over the last five (5) years. The severance payment shall be made in a lump-sum within thirty (30) days of the Date of Termination. Should a Change of Control occur prior to February 1, 1995, the Executive's "Highest Bonus" for purposes of Section
2.3 shall not be less than 60% of the Executive's base salary on the date the Change of Control occurs.

2.4 Pension Payment. The Company shall pay the Executive a supplemental pension benefit equal to the lump sum benefit which the Executive would be entitled to receive under the Star Banc Employees' Pension Plan if the Executive were 100% vested and had three (3) additional years of service minus the lump sum benefit actually payable to the Executive under the Star Banc Employees' Pension Plan. Payment of this supplemental pension benefit shall be made within thirty (30) days of the Date of Termination.

2.5 Medical Coverage. The Company shall, at its expense, maintain the Executive's life, health and accidental death and disability insurance coverage with the coverages maintained at the higher level in effect either immediately prior to the date of the Change in Control or on the Date of Termination, for a period of three (3) years following the Date of Termination.

2.6 Termination Which Does Not Require Payment Of Termination Benefits. No Termination Benefits need to be provided by the Company to the Executive under this Section 2 if the Executive's employment is terminated:

(a) By the Executive for any reason other than for Good Reason;

(b) By the Company for Cause or Disability; or

(c) By death.

3.  New Employment; Reduction of Termination Benefits.

The Termination Benefits provided under Section 2 shall not be treated as damages, but rather shall be treated as severance compensation to which the Executive is entitled. The Executive shall not be required to mitigate the amount of any Termination Benefit provided under Section 2 by seeking other employment or otherwise.

4. Certain Additional Payments by the Company.

(a) Anything in this Agreement to the contrary notwithstanding, in the event it shall be determined that any payment or distribution by the Company to or for the benefit of the Executive (whether paid or payable or distributed or distributable pursuant to the terms of this Agreement or otherwise, but determined without regard to any additional payments required under this Section 4) (a "Payment") would be subject to the excise tax imposed by Section 4999 of the Internal Revenue Code of 1986, as amended (the "Code"), or any interest or penalties are incurred by the Executive with respect to such excise tax (such excise tax, together with any such interest and penalties, are hereinafter collectively referred to as the "Excise Tax"), then the Executive shall be entitled to receive an additional payment (a "Gross-Up Payment") in an amount such that after payment by the Executive of all taxes and any benefits that result from the deductibility by the Executive of such taxes (including, in each case, any interest or penalties imposed with respect to such taxes), including, without limitation, any income taxes (and any interest and penalties imposed with respect thereto) and Excise Tax imposed upon the Gross-Up Payment, the Executive retains an amount of the Gross-Up Payment equal to the Excise Tax imposed upon the Payments.

(b) Subject to the provisions of Section 4(c), all determinations required to be made under this Section 4, including whether and when a Gross-Up Payment is required and the amount of such Gross-Up Payment and the assumptions to be utilized in arriving at such determination, shall be made by KPMG Peat Marwick or such other certified public accounting firm as may be designated by the Executive (the "Accounting Firm") which shall provide detailed supporting calculations both to the Company and the Executive within 15 business days of the receipt of notice from the Executive that there has been a Payment, or such earlier time as is requested by the Company. In the event that the Accounting Firm is serving as accountant or auditor for the individual, entity or group effecting the Change of Control, the Executive shall appoint another nationally recognized accounting firm to make the determinations required hereunder (which accounting firm shall then be referred to as the Accounting Firm hereunder). All fees and expenses of the Accounting Firm shall be borne solely by the Company. Any Gross-Up Payment, as determined pursuant to this Section 4, shall be paid by the Company to the Executive within five days of the receipt of the Accounting Firm's determination. Any determination by the Accounting Firm shall be binding upon the Company and the Executive. As a result of the uncertainty in the application of Section 4999 of the Code at the time of the initial determination by the Accounting Firm hereunder, it is possible that Gross-Up Payments which will not have been made by the Company should have been made ("Underpayment"), consistent with the calculations required to be made hereunder. In the event that the Company exhausts its remedies pursuant to Section 4(c) and the Executive thereafter is required to make a payment of any Excise Tax, the Accounting Firm shall determine the amount of the Underpayment that has occurred and any such Underpayment shall be promptly paid by the Company to or for the benefit of the Executive.

(c) The Executive shall notify the Company in writing of any claim by the Internal Revenue Service that, if successful, would require the payment by the Company of the Gross-Up Payment. Such notification shall be given as soon as practicable but no later than ten business days after the Executive is informed in writing of such claim and shall apprise the Company of the nature of such claim and the date on which such claim is requested to be paid. The Executive shall not pay such claim prior to the expiration of the 30-day period following the date on which it gives such notice to the Company (or such shorter period ending on the date that any payment of taxes with respect to such claim is due). If the Company notifies the Executive in writing prior to the expiration of such period that it desires to contest such claim, the Executive shall:

(i) give the Company any information reasonably requested by the Company relating to such claim,

(ii) take such action in connection with contesting such claim as the Company shall reasonably request in writing from time to time, including, without limitation, accepting legal representation with respect to such claim by an attorney reasonably selected by the Company,

(iii) cooperate with the Company in good faith in order effectively to contest such claim, and

(iv) permit the Company to participate in any proceedings relating to such claim;

provided, however, that the Company shall bear and pay directly all costs and expenses (including additional interest and penalties) incurred in connection with such contest and shall indemnify and hold the Executive harmless, on an after-tax basis, for any Excise Tax or income tax (including interest and penalties with respect thereto) imposed as a result of such representation and payment of costs and expenses. Without limitation on the foregoing provisions of this Section 4(c), the Company shall control all proceedings taken in connection with such contest and, at its sole option, may pursue or forgo any and all administrative appeals, proceedings, hearings and conferences with the taxing authority in respect of such claim and may, at its sole option, either direct the Executive to pay the tax claimed and sue for a refund or contest the claim in any permissible manner, and the Executive agrees to prosecute such contest to a determination before administrative tribunal, in a court of initial jurisdiction and in one or more appellate courts, as the Company shall determine; provided, however, that if the Company directs the Executive to pay such claim and sue for a refund, the Company shall advance the amount of such payment to the Executive, on an interest-free basis and shall indemnify and hold the Executive harmless, on an after-tax basis, from any Excise Tax or income tax (including interest or penalties with respect thereto) imposed with respect to such advance or with respect to any imputed income with respect to such advance; and further provided that any extension of the statute of limitations relating to payment of taxes for the taxable year of the Executive with respect to which such contested amount is claimed to be due is limited solely to such contested amount. Furthermore, the Company's control of the contest shall be limited to issues with respect to which a Gross-Up Payment would be payable hereunder and the Executive shall be entitled to settle or contest, as the case may be, any other issue raised by the Internal Revenue Service or any other taxing authority.

(d)If, after the receipt by the Executive of an amount advanced by the Company pursuant to Section 4(a) or 4(c), the Executive becomes entitled to receive any refund with respect to such claim, the Executive shall (subject to the Company's complying with the requirements of Section 4(c)) promptly pay to the Company the amount of such refund (together with any interest paid or credited thereon after taxes applicable thereto). If, after the receipt by the Executive of an amount advanced by the Company pursuant to Section 4(c), a determination is made that the Executive shall not be entitled to any refund with respect to such claim and the Company does not notify the Executive in writing of its intent to contest such denial of refund prior to the expiration of 30 days after such determination, then such advance shall be forgiven and shall not be required to be repaid and the amount of such advance shall offset, to the extent thereof, the amount of Gross-Up Payment required to be paid.

5.Notice of Termination.

Any purported termination by the Company of the Executive's employment for Cause or Disability or by the Executive for Good Reason shall be communicated by notice of termination to the other party. A notice of termination shall include the specific reason for termination relied upon and shall set forth in reasonable detail, the facts and circumstances claimed to provide a basis for termination of employment.

Any dispute by a party hereto regarding a notice of termination delivered to such party must be conveyed to the other party within thirty (30) days after the notice of termination is given. If the particulars of the dispute are not conveyed within the thirty (30) day period, then the disputing party's claims regarding the termination shall be deemed forever waived.

6.Successor; Binding Agreement.

Star Banc will require any successor (whether direct or indirect, by purchase, merger, consolidation or otherwise) to all or substantially all of the business and/or assets of Star Banc expressly to assume and agree to perform this Agreement in the same manner and to the same extent that the Company would be required to perform it if no such succession had taken place (the assumption shall be by agreement in form and substance satisfactory to the Executive). Failure of Star Banc to obtain such agreement prior to the effectiveness of any such succession shall be a breach of this Agreement and shall entitle the Executive, at his election, to Termination Benefits from the Company in the same amount and on the same terms as the Executive would be entitled to hereunder if he terminated his employment for Good Reason, except that for purposes of implementing the foregoing, the date on which any such election becomes effective shall be deemed the Date of Termination. As used in this Agreement, "Company" shall mean the Company and any successor to its business and/or assets as described above or which otherwise becomes bound by all the terms and provision of this Agreement by operation of law.

In addition, as used in this Agreement, "Star Banc" shall mean Star Banc and any successor to its business and/or assets as described above or which otherwise becomes bound by all the terms and provision of this Agreement by operation of law.

This Agreement shall inure to the benefit of and be enforceable by the Executive's personal or legal representatives, executors, administrators, successors, heirs, distributees, devisees and legatees. If the Executive should die while any amount would still be payable to him hereunder if he had continued to live, all such amounts, unless otherwise provided herein, shall be paid in accordance with the terms of this Agreement to his designee or, if there be no such designee, to his estate.

7.  Miscellaneous.

7.1 Notice. All notices, elections, waivers and all other communications provided for in this Agreement shall be in writing and shall be deemed to have been duly given when delivered or mailed by United States certified mail, return receipt requested, postage prepaid, to such address as either party may have furnished to the other in writing in accordance herewith, except that notices of change of address shall be effective only upon receipt.

7.2 No Waiver. No provision of this Agreement may be modified, waived or discharged unless such waiver, modification or discharge is agreed to in writing signed by the Executive and the Chief Executive Officer of the Company. No waiver by either party at any time of any breach by the other party of, or compliance with, any condition or provision of this Agreement to be performed by such other party shall be deemed a waiver of similar or dissimilar provisions or conditions at the same or at any prior or subsequent time. No agreements or representations, oral or otherwise, express or implied, with respect to the subject matter hereof have been made by either party which are not set forth expressly in this Agreement.

7.3 Indemnification. If litigation shall be brought to enforce or interpret any provision contained herein, the Company hereby agrees to indemnify the Executive for his attorney's fees and disbursement incurred in such litigation, and hereby agrees to pay prejudgment interest on any money judgment obtained by the Executive, calculated at the prime interest rate announced as such by the Wall Street Journal from time-to-time, from the earliest date that payment(s) to him should have been made under this Agreement. If the Wall Street Journal announces two or more rates as the prime rate, then the highest rate shall be used.

7.4 Payment Obligations Absolute. The Company's obligation to pay the Executive the compensation and to make the arrangements provided herein shall be absolute and unconditional and shall not be affected by any circumstances, including, without limitation, any set-off, counterclaim, recoupment, defense or other right which the Company may have against the Executive or any third party. All amounts payable by the Company hereunder shall be paid without notice or demand. Each and every payment made hereunder by the Company shall be final and the Company will not seek, nor permit its subsidiaries, affiliates, successors or assigns to seek, to recover all or any part of such payment from the Executive or from whosoever may be entitled thereto, for any reason whatsoever.

7.5 Term of Agreement. The term of this Agreement shall continue for an initial period of three (3) years from the date of this Agreement. On each anniversary of this Agreement, the term shall be extended for an additional year unless prior to an anniversary date Star Banc's Board of Directors cause a notice of nonrenewal to be sent to the Executive. Any Termination Benefits due pursuant to this Agreement shall continue to be an obligation of the Company and enforceable by the Executive until paid in full.

7.6 Controlling Law. This Agreement shall be governed by and construed in accordance with the laws of the State of Ohio.

7.7 Interpretation of Agreement. In the event of any ambiguity, vagueness or other matter involving the interpretation or meaning of this Agreement, this Agreement shall be construed liberally so as to provide to the Executive the full benefits set out herein.

7.8 Severability. Each section, subsection or paragraph of this Agreement shall be deemed severable and if for any reason any portion of this Agreement is unenforceable, invalid or contrary to any existing or future law, such unenforceability or invalidity shall not affect the applicability or validity of any other portion of this Agreement.

7.9 U.S. Dollars. All payments required to be made under this Agreement shall be made in United States Dollars.

7.10Employment Agreement. Any benefits provided to the Executive under this Agreement will, unless specifically stated otherwise in this Agreement, be in addition to and not in lieu of any benefits that may be provided the Executive under an Employment Agreement, if any, with the Company.

Nothing in this Agreement is to be deemed to give the Company the right to take any action or engage in any omission with respect to the Executive at any time when any such action or omission is not permissible and proper under any Employment Agreement if then in force. Similarly, except as provided otherwise in this Agreement, nothing in this Agreement is to be deemed to give the Executive the right to take any action or engage in any omission with respect to the Company at any time when any such act or omission is not permissible and proper under any Employment Agreement if then in force.

This Agreement shall continue in force so long as the Executive remains employed by the Company and shall not be affected by any termination of any Employment Agreement.

7.11 Footnotes, Title and Captions. All footnotes or section, subsection or paragraph titles or captions contained in this Agreement are for convenience only and shall not be deemed part of the text of this Agreement.


IN WITNESS WHEREOF, this Agreement has been executed as of the day and year first above written.

Attest:  STAR BANC CORPORATION, on behalf of itself and each Subsidiary


                                              By:

Name
                                             Stephen E. Smith

Title                                        Name
                                             Senior Vice President

                                            Title


                        EXECUTIVE SEVERANCE AGREEMENT




This Executive Severance Agreement (hereinafter called the "Agreement"), made as of the 14th day of December, 1993, between Star Banc Corporation, an Ohio corporation (hereinafter called "Star Banc") and its Subsidiaries (hereinafter individually and collectively called the "Company"), and Samuel M. Cassidy, III (hereinafter called the "Executive").

                                       WITNESSETH:

WHEREAS, the Company considers the recruitment and maintenance of sound and vital management to be essential to protecting and enhancing its best interests and those of its shareholders; and

WHEREAS, the Company recognizes that it is in an industry where there is a strong potential for a change in control and that the potential for a change in control may make it difficult to hire and retain strong management personnel; and

WHEREAS, the Company recognizes that the possibility of a change in control of Star Banc may exist and that, in the event negotiations are commenced to bring about such a change in control, uncertainty and questions may arise among management that could result in the distraction or departure of management personnel to the detriment of the Company and the shareholders; and

WHEREAS, the Company has determined that appropriate steps should be taken to reinforce and encourage the Executive's continued attention and dedication as an executive officer to his assigned duties without distraction in the face of potentially disruptive circumstances arising from the possibility of a change in control of Star Banc;

NOW THEREFORE, the Company and the Executive do hereby agree as follows:

1.Definitions

The following words and terms as used herein shall have the following meaning:

1.1Change in Control. A "Change in Control" of Star Banc shall be deemed to have occurred:

(a)Upon the filing with the Secretary of State of the State of Ohio of a certificate of merger or certificate of consolidation with respect to a merger or a consolidation in which Star Banc is a "constituent corporation" or upon the consummation of a "combination" or "majority share acquisition" in which Star Banc is the "acquiring corporation" (as such terms are defined in Ohio Rev. Code Section 1701.01 as in effect on September 26, 1989) and in which Star Banc's shareholders immediately prior to entering into such agreement will beneficially own, immediately after the effective time of the merger, consolidation, combination or majority share acquisition, securities of Star Banc or any surviving or new corporation having less than sixty-five percent (65%) of the "voting power" of Star Banc or any surviving or new corporation, including "voting power" exercisable on a contingent or deferred basis as well as immediately exercisable "voting power"; or,

(b)Upon the consummation of a sale, lease, exchange or other transfer or disposition by Star Banc of all or substantially all its assets to any "person" (as such term is used in Sections 13(d) and 14(d) of the Securities Exchange Act of 1934, as amended and in effect on September 26, 1989 (hereinafter called the "Exchange Act") other than to one (1) or more wholly owned Subsidiaries, or upon the consummation of sales,lease, exchange or other transfer or disposition by one (1) or more of the Subsidiaries of all or substantially all the assets of Star Banc and its Subsidiaries, on a consolidated basis, other than to other wholly owned Subsidiaries; provided, however, that the mortgage or pledge of all or substantially all of Star Banc's assets or of all or substantially all the assets of Star Banc and its Subsidiaries, on a consolidated basis, in connection with a bona fide financing shall not constitute a "Change in Control"; or,

(c)When any "person" (as such term is used in Sections 13(d) and 14(d) of the Exchange Act) is or becomes the "beneficial owner" (as defined in Rule 13d-3 under the Exchange Act) directly or indirectly, of thirty-five percent (35%) or more of the combined "voting power" of Star Banc's then outstanding securities, excluding "voting power" exercisable on a contingent or deferred basis; or,

(d) When a tender offer, pursuant to Regulation 14D promulgated by the Securities and Exchange Commission under the Exchange Act is consummated resulting in a "person" (as such term is used in Sections 13(d) and 14(d) of the Exchange Act) becoming the beneficial owner of thirty-five percent (35%) or more of the combined "voting power" of Star Banc's then outstanding securities, excluding "voting power" exercisable on a contingent or deferred basis; or,

(e)When those persons serving as Original Directors and/or their Successors do not constitute a majority of the whole Board of Directors of Star Banc.

1.2 Cause means conviction for the commission of a felony or removal from office by order of the Comptroller of the Currency, Federal Reserve Board, or other appropriate agency.

1.3 Date of Termination means the date the Executive's employment is terminated under this Agreement whether by the Company or by the Executive.

1.4 Disability means disability as such term is defined in the Star Banc Salary Continuation Plan.

1.5 Effective Date means the first date after the date hereof on which a Change in Control occurs.

1.6 Employment Agreement means an employment agreement, if any, between the Company and the Executive.

1.7 Good Reason means:

(a) A reduction by the Company in the Executive's base salary as in effect on the date hereof or as the same may be increased from time-to-time or a failure by the Company to increase the Executive's base salary each year during the Protected Period by an amount which at least equals, on a percentage basis, the lesser of: (i) the average percentage increase in base salary for all officers of the Company during the three full calendar years immediately preceding the Change in Control; or (ii) the average percentage increase in base salary for the Executive during the three full calendar years immediately preceding the Change in Control; or

(b) A change in the Executive's reporting responsibilities, titles, job responsibilities or offices which in the Executive's sole opinion result in a diminution of his status, control, or authority as in effect immediately prior to a Change in Control; or

(c) The assignment to the Executive of any positions, duties or responsibilities inconsistent in the sole opinion of the Executive with the Executive's positions, duties and responsibilities or status with the Company immediately prior to the Change in Control or that requires the Executive to travel more than prior to the Change in Control; or

(d)A failure by the Company (i) to continue any cash bonus or other incentive plans in substantially the same form and with the same opportunity levels and perceived potential for obtaining performance objectives, in effect immediately prior to the Change in Control, or (ii) to continue the Executive as a partici-pant in such plans on at least the same basis as the Executive participated in accordance with the plans immediately prior to the Change in Control; or

(e) A requirement by the Company that the Executive be based or perform his duties anywhere other than at the Company's corporate office location either
(i) immediately prior to the Change in Control, or (ii) within one mile of such prior corporate office location if the Company's corporate office location is moved; or

(f) A failure by the Company to continue in effect any benefit, whether or not qualified, or other compensation plan or the Company's failure to provide the Executive with the number of paid vacation days to which he is entitled in accordance with the Company's normal vacation practices with respect to the Executive at the time of the Change in Control; or

(g) An agreement between the Board of Directors of Star Banc and the Executive that employment should be terminated.

For purposes of this Section 1.7, any good faith determination of "Good Reason" made by the Executive shall be conclusive. Anything in this Agreement to the contrary notwithstanding, a termination by the Executive for any reason during the 30-day period immediately following the first anniversary of the Effective Date shall be deemed to be a termination for Good Reason for all purposes of this Agreement.

1.8 Original Directors means those persons serving as Directors of Star Banc on the date of this Agreement.

1.9 Protected Period means the twelve (12) month period immediately following each and every Change in Control.

1.10 Successors means those directors whose election by Star Banc's shareholders has been approved by the vote of at least two-thirds of the Original Directors and previously qualified Successors serving as directors of Star Banc at the time of such election or nomination for election.

1.11 Termination Benefits means those benefits described in Section 2 of the Agreement.

1.12 Subsidiaries means any and all companies at least fifty percent (50%) owned, directly or indirectly, by Star Banc.

2.   Benefits Upon Termination of Employment.

2.1 General. If, during the Protected Period following each Change in Control, the Executive's employment is terminated either (i) by the Company (other than for Cause or Disability), or (ii) by the Executive for Good Reason, then the Executive (or his estate or personal representative), shall be entitled to the Termination Benefits provided in this Section 2.

2.2 Base Salary and Bonus Through Date of Termination. The Company shall promptly pay the Executive his full base salary through the Date of Termination at the rate in effect at the time notice of termination is given.
In addition, the Company shall promptly pay the amount of any bonus or incentive for the year in which the Date of Termination occurs (based on the target bonus for the Executive for the year) prorated to the Date of Termination (without application of any denial provisions based on unsatisfactory personal performance or any other reason). The Company shall also pay the Executive for any vacation earned but not taken with such payment being equal to the Executive's calculated daily base salary rate times the applicable days of such vacation.

2.3 Severance Payment. The Company shall pay the Executive a severance payment equal to three (3) times the sum of: (a) the Executive's highest rate of pay, on an annualized basis, established by the Company during the last five years plus (b) the highest bonus earned by the Executive, with respect to any single year, over the last five (5) years. The severance payment shall be made in a lump-sum within thirty (30) days of the Date of Termination.

2.4 Pension Payment. The Company shall pay the Executive a supplemental pension benefit equal to the lump sum benefit which the Executive would be entitled to receive under the Star Banc Employees' Pension Plan if the Executive were 100% vested and had three (3) additional years of service minus the lump sum benefit actually payable to the Executive under the Star Banc Employees' Pension Plan. Payment of this supplemental pension benefit shall be made within thirty (30) days of the Date of Termination.

2.5 Medical Coverage. The Company shall, at its expense, maintain the Executive's life, health and accidental death and disability insurance coverage with the coverages maintained at the higher level in effect either immediately prior to the date of the Change in Control or on the Date of Termination, for a period of three (3) years following the Date of Termination.

2.6 Termination Which Does Not Require Payment Of Termination Benefits. No Termination Benefits need to be provided by the Company to the Executive under this Section 2 if the Executive's employment is terminated:

(a) By the Executive for any reason other than for Good Reason;

(b) By the Company for Cause or Disability; or

(c) By death.

3. New Employment; Reduction of Termination Benefits.

The Termination Benefits provided under Section 2 shall not be treated as damages, but rather shall be treated as severance compensation to which the Executive is entitled. The Executive shall not be required to mitigate the amount of any Termination Benefit provided under Section 2 by seeking other employment or otherwise.

4.Certain Additional Payments by the Company.

(a) Anything in this Agreement to the contrary notwithstanding, in the event it shall be determined that any payment or distribution by the Company to or for the benefit of the Executive (whether paid or payable or distributed or distributable pursuant to the terms of this Agreement or otherwise, but determined without regard to any additional payments required under this
Section 4) (a "Payment") would be subject to the excise tax imposed by Section 4999 of the Internal Revenue Code of 1986, as amended (the "Code"), or any interest or penalties are incurred by the Executive with respect to such excise tax (such excise tax, together with any such interest and penalties, are hereinafter collectively referred to as the "Excise Tax"), then the Executive shall be entitled to receive an additional payment (a "Gross-Up Payment") in an amount such that after payment by the Executive of all taxes and any benefits that result from the deductibility by the Executive of such taxes (including, in each case, any interest or penalties imposed with respect to such taxes), including, without limitation, any income taxes (and any interest and penalties imposed with respect thereto) and Excise Tax imposed upon the Gross-Up Payment, the Executive retains an amount of the Gross-Up Payment equal to the Excise Tax imposed upon the Payments.

(b) Subject to the provisions of Section 4(c), all determinations required to be made under this Section 4, including whether and when a Gross-Up Payment is required and the amount of such Gross-Up Payment and the assumptions to be utilized in arriving at such determination, shall be made by KPMG Peat Marwick or such other certified public accounting firm as may be designated by the Executive (the "Accounting Firm") which shall provide detailed supporting calculations both to the Company and the Executive within 15 business days of the receipt of notice from the Executive that there has been a Payment, or such earlier time as is requested by the Company. In the event that the Accounting Firm is serving as accountant or auditor for the individual, entity or group effecting the Change of Control, the Executive shall appoint another nationally recognized accounting firm to make the determinations required hereunder (which accounting firm shall then be referred to as the Accounting Firm hereunder). All fees and expenses of the Accounting Firm shall be borne solely by the Company. Any Gross-Up Payment, as determined pursuant to this Section 4, shall be paid by the Company to the Executive within five days of the receipt of the Accounting Firm's determination. Any determination by the Accounting Firm shall be binding upon the Company and the Executive. As a result of the uncertainty in the application of Section 4999 of the Code at the time of the initial determination by the Accounting Firm hereunder, it is possible that Gross-Up Payments which will not have been made by the Company should have been made ("Underpayment"), consistent with the calculations required to be made hereunder. In the event that the Company exhausts its remedies pursuant to Section 4(c) and the Executive thereafter is required to make a payment of any Excise Tax, the Accounting Firm shall determine the amount of the Underpayment that has occurred and any such Underpayment shall be promptly paid by the Company to or for the benefit of the Executive.

(c) The Executive shall notify the Company in writing of any claim by the Internal Revenue Service that, if successful, would require the payment by the Company of the Gross-Up Payment. Such notification shall be given as soon as practicable but no later than ten business days after the Executive is informed in writing of such claim and shall apprise the Company of the nature of such claim and the date on which such claim is requested to be paid. The Executive shall not pay such claim prior to the expiration of the 30-day period following the date on which it gives such notice to the Company (or such shorter period ending on the date that any payment of taxes with respect to such claim is due). If the Company notifies the Executive in writing prior to the expiration of such period that it desires to contest such claim, the Executive shall:

 (i) give the Company any information reasonably requested by the Company relating to such claim,

 (ii) take such action in connection with contesting such claim as the Company shall reasonably request in writing from time to time, including, without limitation, accepting legal representation with respect to such claim by an attorney reasonably selected by the Company,

 (iii) cooperate with the Company in good faith in order effectively to contest such claim, and

 (iv) permit the Company to participate in any proceedings relating to such claim;

provided, however, that the Company shall bear and pay directly all costs and expenses (including additional interest and penalties) incurred in connection with such contest and shall indemnify and hold the Executive harmless, on an after-tax basis, for any Excise Tax or income tax (including interest and penalties with respect thereto) imposed as a result of such representation and payment of costs and expenses. Without limitation on the foregoing provisions of this Section 4(c), the Company shall control all proceedings taken in connection with such contest and, at its sole option, may pursue or forgo any and all administrative appeals, proceedings, hearings and conferences with the taxing authority in respect of such claim and may, at its sole option, either direct the Executive to pay the tax claimed and sue for a refund or contest the claim in any permissible manner, and the Executive agrees to prosecute such contest to a determination before administrative tribunal, in a court of initial jurisdiction and in one or more appellate courts, as the Company shall determine; provided, however, that if the Company directs the Executive to pay such claim and sue for a refund, the Company shall advance the amount of such payment to the Executive, on an interest-free basis and shall indemnify and hold the Executive harmless, on an after-tax basis, from any Excise Tax or income tax (including interest or penalties with respect thereto) imposed with respect to such advance or with respect to any imputed income with respect to such advance; and further provided that any extension of the statute of limitations relating to payment of taxes for the taxable year of the Executive with respect to which such contested amount is claimed to be due is limited solely to such contested amount. Furthermore, the Company's control of the contest shall be limited to issues with respect to which a Gross-Up Payment would be payable hereunder and the Executive shall be entitled to settle or contest, as the case may be, any otherissue raised by the Internal Revenue Service or any other taxing authority.

(d) If, after the receipt by the Executive of an amount advanced by the Company pursuant to Section 4(a) or 4(c), the Executive becomes entitled to receive any refund with respect to such claim, the Executive shall (subject to the Company's complying with the requirements of Section 4(c)) amount of such refund (together with any interest paid or credited thereon after taxes applicable thereto). If, after the receipt by the Executive of an amount advanced by the Company pursuant to Section 4(c), a determination is made that the Executive shall not be entitled to any refund with respect to such claim and the Company does not notify the Executive in writing of its intent to contest such denial of refund prior to the expiration of 30 days after such determination, then such advance shall be forgiven and shall not be required to be repaid and the amount of such advances thereof, the amount of Gross-Up Payment required to be paid.

5.Notice of Termination.

Any purported termination by the Company of the Executive's employment for Cause or Disability or by the Executive for Good Reason shall be communicated by notice of termination to the other party. A notice of termination shall include the specific reason for termination relied upon and shall set forth in reasonable detail, the facts and circumstances claimed to provide a basis for termination of employment.

Any dispute by a party hereto regarding a notice of termination delivered to such party must be conveyed to the other party within thirty (30) days after the notice of termination is given. If the particulars of the dispute are not conveyed within the thirty (30) day period, then the disputing party's claims regarding the termination shall be deemed forever waived.

6.Successor; Binding Agreement.

Star Banc will require any successor (whether direct or indirect, by purchase, merger, consolidation or otherwise) to all or substantially all of the business and/or assets of Star Banc expressly to assume and agree to perform this Agreement in the same manner and to the same extent that the Company would be required to perform it if no such succession had taken place (the assumption shall be by agreement in form and substance satisfactory to the Executive). Failure of Star Banc to obtain such agreement prior to the effectiveness of any such succession shall be a breach of this Agreement and shall entitle the Executive, at his election, to Termination Benefits from the Company in the same amount and on the same terms as the Executive would be entitled to hereunder if he terminated his employment for Good Reason, except that for purposes of implementing the foregoing, the date on which any such election becomes effective shall be deemed the Date of Termination. As used in this Agreement, "Company" shall mean the Company and any successor to its business and/or assets as described above or which otherwise becomes bound by all the terms and provision of this Agreement by operation of law.

In addition, as used in this Agreement, "Star Banc" shall mean Star Banc and any successor to its business and/or assets as described above or which otherwise becomes bound by all the terms and provision of this Agreement by operation of law.

This Agreement shall inure to the benefit of and be enforceable by the Executive's personal or legal representatives, executors, administrators, successors, heirs, distributees, devisees and legatees. If the Executive should die while any amount would still be payable to him hereunder if he had continued to live, all such amounts, unless otherwise provided herein, shall be paid in accordance with the terms of this Agreement to his designee or, if there be no such designee, to his estate.

7.Miscellaneous.

7.1 Notice. All notices, elections, waivers and all other communications provided for in this Agreement shall be in writing and shall be deemed to have been duly given when delivered or mailed by United States certified mail, return receipt requested, postage prepaid, to such address as either party may have furnished to the other in writing in accordance herewith, except that notices of change of address shall be effective only upon receipt.

7.2 No Waiver. No provision of this Agreement may be modified, waived or discharged unless such waiver, modification or discharge is agreed to in writing signed by the Executive and the Chief Executive Officer of the Company. No waiver by either party at any time of any breach by the other party of, or compliance with, any condition or provision of this Agreement to be performed by such other party shall be deemed a waiver of similar or dissimilar provisions or conditions at the same or at any prior or subsequent time.
No agreements or representations, oral or otherwise, express or implied, with respect to the subject matter hereof have been made by either party which are not set forth expressly in this Agreement.

7.3 Indemnification. If litigation shall be brought to enforce or interpret any provision contained herein, the Company hereby agrees to indemnify the Executive for his attorney's fees and disbursement incurred in such litigation, and hereby agrees to pay prejudgment interest on any money judgment obtained by the Executive, calculated at the prime interest rate announced as such by the Wall Street Journal from time-to-time, from the earliest date that payment(s) to him should have been made under this Agreement. If the Wall Street Journal announces two or more rates as the prime rate, then the highest rate shall be used.

7.4 Payment Obligations Absolute. The Company's obligation to pay the Executive the compensation and to make the arrangements provided herein shall be absolute and unconditional and shall not be affected by any circumstances, including, without limitation, any set-off, counterclaim, recoupment, defense or other right which the Company may have against the Executive or any third party. All amounts payable by the Company hereunder shall be paid without notice or demand. Each and every payment made hereunder by the Company shall be final and the Company will not seek, nor permit its subsidiaries, affiliates, successors or assigns to seek, to recover all or any part of such payment from the Executive or from whosoever may be entitled thereto, for any reason whatsoever.

7.5 Term of Agreement. The term of this Agreement shall continue for an initial period of three (3) years from the date of this Agreement. On each anniversary of this Agreement, the term shall be extended for an additional year unless prior to an anniversary date Star Banc's Board of Directors cause a notice of nonrenewal to be sent to the Executive. Any Termination Benefits due pursuant to this Agreement shall continue to be an obligation of the Company and enforceable by the Executive until paid in full.

7.6 Controlling Law. This Agreement shall be governed by and construed in accordance with the laws of the State of Ohio.

7.7 Interpretation of Agreement. In the event of any ambiguity, vagueness or other matter involving the interpretation or meaning of this Agreement, this Agreement shall be construed liberally so as to provide to the Executive the full benefits set out herein.

7.8 Severability. Each section, subsection or paragraph of this Agreement shall be deemed severable and if for any reason any portion of this Agreement is unenforceable, invalid or contrary to any existing or future law, such unenforceability or invalidity shall not affect the applicability or validity of any other portion of this Agreement.

7.9 U.S. Dollars. All payments required to be made under this Agreement shall be made in United States Dollars.

7.10Employment Agreement. Any benefits provided to the Executive under this Agreement will, unless specifically stated otherwise in this Agreement, be in addition to and not in lieu of any benefits that may be provided the Executive under an Employment Agreement, if any, with the Company.

Nothing in this Agreement is to be deemed to give the Company the right to take any action or engage in any omission with respect to the Executive at any time when any such action or omission is not permissible and proper under any Employment Agreement if then in force. Similarly, except as provided otherwise in this Agreement, nothing in this Agreement is to be deemed to give the Executive the right to take any action or engage in any omission with respect to the Company at any time when any such act or omission is not permissible and proper under any Employment Agreement if then in force.

This Agreement shall continue in force so long as the Executive remains employed by the Company and shall not be affected by any termination of any Employment Agreement.

7.11 Footnotes, Title and Captions. All footnotes or section, subsection or paragraph titles or captions contained in this Agreement are for convenience only and shall not be deemed part of the text of this Agreement.

IN WITNESS WHEREOF, this Agreement has been executed as of the day and year first above written.

Attest:  STAR BANC CORPORATION, on behalf of itself and each Subsidiary


                                      By:
Name                                     Stephen E. Smith
Title                                    Name
                                         Senior Vice President
                                         Title


                                          EXECUTIVE

                       EXECUTIVE SEVERANCE AGREEMENT

This Executive Severance Agreement Thereinafter called the "Agreement"), made as of the 14th day of December, 1993, between Star Banc Corporation, an Ohio corporation (hereinafter called "Star Banc") and its Subsidiaries (hereinafter individually and collectively called the "Company"), and Joseph A. Campanella (hereinafter called the "Executive").

                              WITNESSETH:


WHEREAS, the Company considers the recruitment and maintenance of sound and vital management to be essential to protecting and enhancing its best interests and those of its shareholders; and

WHEREAS, the Company recognizes that it is in an industry where there is a strong potential for a change in control and that the potential for a change in control may make it difficult to hire and retain strong management personnel; and

WHEREAS, the Company recognizes that the possibility of a change in control of Star Banc may exist and that, in the event negotiations are commenced to bring about such a change in control, uncertainty and questions may arise among management that could result in the distraction or departure of management personnel to the detriment of the Company and the shareholders; and

WHEREAS, the Company has determined that appropriate steps should be taken to reinforce and encourage the Executive's continued attention and dedication as an executive officer to his assigned duties without distraction in the face of potentially disruptive circumstances arising from the possibility of a change in control of Star Banc;

NOW THEREFORE, the Company and the Executive do hereby agree as follows:

     1.Definitions

The following words and terms as used herein shall have the following meaning:
     1.1  Change in Control.
A "Change in Control" of Star Banc shall be deemed to have occurred:

(a) Upon the filing with the Secretary of State of the State of Ohio of a certificate of merger or certificate of consolidation with respect to a merger or a consolidation in which Star Banc is a "constituent corporation" or upon the consummation of a "combination" or "majority share acquisition" in which Star Banc is the "acquiring corporation" (as such terms are defined in Ohio Rev. Code Section 1701.01 as in effect on September 26, 1989) and in which Star Banc's shareholders immediately prior to entering into such agreement will beneficially own, immediately after the effective time of the merger, consolidation, combination or majority share acquisition, securities of Star Banc or any surviving or new corporation having less than sixty-five percent (65%) of the "voting power" of Star Banc or any surviving or new corporation, including "voting power" exercisable on a contingent or deferred basis as well as immediately exercisable "voting power"; or,

(b) Upon the consummation of a sale, lease, exchange or other transfer or disposition by Star Banc of all or substantially all its assets to any "person" (as such term is used in Sections 13(d) and 14(d) of the Securities Exchange Act of 1934, as amended and in effect on September 26, 1989 (hereinafter called the "Exchange Act") other than to one (1) or more wholly owned Subsidiaries, or upon the consummation of sales, lease, exchange or other transfer or disposition by one (1) or more of the Subsidiaries of all or substantially all the assets of Star Banc and its Subsidiaries, on a consolidated basis, other than to other wholly owned Subsidiaries; provided, however, that the mortgage or pledge of all or substantially all of Star Banc's assets or of all or substantially all the assets of Star Banc and its Subsidiaries, on a consolidated basis, in connection with a bona fide financing shall not constitute a "Change in Control"; or,

(c) When any "person" (as such term is used in Sections 13(d) and 14(d) of the Exchange Act) is or becomes the "beneficial owner" (as defined in Rule 13d-3 under the Exchange Act) directly or indirectly, of thirty-five percent (35%) or more of the combined "voting power" of Star Banc's then outstanding securities, excluding "voting power" exercisable on a contingent or deferred basis; or,

(d) When a tender offer, pursuant to Regulation 14D promulgated by the Securities and Exchange Commission under the Exchange Act is consummated resulting in a "person" (as such term is used in Sections 13(d) and 14(d) of the Exchange Act) becoming the beneficial owner of thirty-five percent (35%) or more of the combined "voting power" of Star Banc's then outstanding securities, excluding "voting power" exercisable on a contingent or deferred basis; or,

(e) When those persons serving as Original Directors and/or their Successors do not constitute a majority of the whole Board of Directors of Star Banc.

1.2 Cause means conviction for the commission of a felony or removal from office by order of the Comptroller of the Currency, Federal Reserve Board, or other appropriate agency.

1.3 Date of Termination means the date the Executive's employment is terminated under this Agreement whether by the Company or by the Executive.

1.4 Disability means disability as such term is defined in the Star Banc Salary Continuation Plan.

1.5 Effective Date means the first date after the date hereof on which a Change in Control occurs.

1.6 Employment Agreement means an employment agreement, if any, between the Company and the Executive.

1.7 Good Reason means:

(a) A reduction by the Company in the Executive's base salary as in effect on the date hereof or as the same may be increased from time-to-time or a failure by the Company to increase the Executive's base salary each year during the Protected Period by an amount which at least equals, on a percentage basis, the lesser of: (i) the average percentage increase in base salary for all officers of the Company during the three full calendar years immediately preceding the Change in Control; or (ii) the average percentage increase in base salary for the Executive during the three full calendar years immediately preceding the Change in Control; or

(b) A change in the Executive's reporting responsibilities, titles, job responsibilities or offices which in the Executive's sole opinion result in a diminution of his status, control, or authority as in effect immediately prior to a Change in Control; or

(c) The assignment to the Executive of any positions, duties or responsibilities inconsistent in the sole opinion of the Executive with the Executive's positions, duties and responsibilities or status with the Company immediately prior to the Change in Control or that requires the Executive to travel more than prior to the Change in Control; or

(d) A failure by the Company (i) to continue any cash bonus or other incentive plans in substantially the same form and with the same opportunity levels and perceived potential for obtaining performance objectives, in effect immediately prior to the Change in Control, or (ii) to continue the Executive as a participant in such plans on at least the same basis as the Executive participated in accordance with the plans immediately prior to the Change in Control; or

(e) A requirement by the Company that the Executive be based or perform his duties anywhere other than at the Company's corporate office location either
(i) immediately prior to the Change in Control, or (ii) within one mile of such prior corporate office location if the Company's corporate office location is moved; or

(f) A failure by the Company to continue in effect any benefit, whether or not qualified, or other compensation plan or the Company's failure to provide the Executive with the number of paid vacation days to which he is entitled in accordance with the Company's normal vacation practices with respect to the Executive at the time of the Change in Control; or

(g) An agreement between the Board of Directors of Star Banc and the Executive that employment should be terminated.

For purposes of this Section 1.7, any good faith determination of "Good Reason" made by the Executive shall be conclusive. Anything in this Agreement to the contrary notwithstanding, a termination by the Executive for any reason during the 30-day period immediately following the first anniversary of the Effective Date shall be deemed to be a termination for Good Reason for all purposes of this Agreement.

1.8 Original Directors means those persons serving as Directors of Star Banc on the date of this Agreement.

1.9 Protected Period means the twelve (12) month period immediately following each and every Change in Control.

1.10 Successors means those directors whose election by Star Banc's shareholders has been approved by the vote of at least two-thirds of the Original Directors and previously qualified Successors serving as directors of Star Banc at the time of such election or nomination for election.

1.11 Termination Benefits means those benefits described in Section 2 of the Agreement.

1.12 Subsidiaries means any and all companies at least fifty percent (50%) owned, directly or indirectly, by Star Banc.

2. Benefits Upon Termination of Employment.

2.1 General. If, during the Protected Period following each Change in Control, the Executive's employment is terminated either (i) by the Company (other than for Cause or Disability), or (ii) by the Executive for Good Reason, then the Executive (or his estate or personal representative), shall be entitled to the Termination Benefits provided in this Section 2.

2.2 Base Salary and Bonus Through Date of Termination. The Company shall promptly pay the Executive his full base salary through the Date of Termination at the rate in effect at the time notice of termination is given. In addition, the Company shall promptly pay the amount of any bonus or incentive for the year in which the Date of Termination occurs (based on the target bonus for the Executive for the year) prorated to the Date of Termination (without application of any denial provisions based on unsatisfactory personal performance or any other reason). The Company shall also pay the Executive for any vacation earned but not taken with such payment being equal to the Executive's calculated daily base salary rate times the applicable days of such vacation.

2.3 Severance Payment. The Company shall pay the Executive a severance payment equal to three (3) times the sum of: (a) the Executive's highest rate of pay, on an annualized basis, established by the Company during the last five years plus (b) the highest bonus earned by the Executive, with respect to any single year, over the last five (5) years. The severance payment shall be made in a lump-sum within thirty (30) days of the Date of Termination.

2.4 Pension Payment. The Company shall pay the Executive a supplemental pension benefit equal to the lump sum benefit which the Executive would be entitled to receive under the Star Banc Employees' Pension Plan if the Executive were 100% vested and had three (3) additional years of service minus the lump sum benefit actually payable to the Executive under the Star Banc Employees' Pension Plan. Payment of this supplemental pension benefit shall be made within thirty (30) days of the Date of Termination.

2.5 Medical Coverage. The Company shall, at its expense, maintain the Executive's life, health and accidental death and disability insurance coverage with the coverages maintained at the higher level in effect either immediately prior to the date of the Change in Control or on the Date of Termination, for a period of three (3) years following the Date of Termination.

2.6 Termination Which Does Not Require Payment Of Termination Benefits. No Termination Benefits need to be provided by the Company to the Executive under this Section 2 if the Executive's employment is terminated:

(a) By the Executive for any reason other than for Good Reason;

(b) By the Company for Cause or Disability; or

(c) By death.

3.New Employment; Reduction of Termination Benefits.

The Termination Benefits provided under Section 2 shall not be treated as damages, but rather shall be treated as severance compensation to which the Executive is entitled. The Executive shall not be required to mitigate the amount of any Termination Benefit provided under Section 2 by seeking other employment or otherwise.

4. Certain Additional Payments by the Company.

(a) Anything in this Agreement to the contrary notwithstanding, in the event it shall be determined that any payment or distribution by the Company to or for the benefit of the Executive (whether paid or payable or distributed or distributable pursuant to the terms of this Agreement or otherwise, but determined without regard to any additional payments required under this
Section 4) (a "Payment") would be subject to the excise tax imposed by Section 4999 of the Internal Revenue Code of 1986, as amended (the "Code"), or any interest or penalties are incurred by the Executive with respect to such excise tax (such excise tax, together with any such interest and penalties, are hereinafter collectively referred to as the "Excise Tax"), then the Executive shall be entitled to receive an additional payment
(a "Gross-Up Payment") in an amount such that after payment by the Executive of all taxes and any benefits that result from the deductibility by the Executive of such taxes (including, in each case, any interest or penalties imposed with respect to such taxes), including, without limitation, any income taxes (and any interest and penalties imposed with respect thereto) and Excise Tax imposed upon the Gross-Up Payment, the Executive retains an amount of the Gross-Up Payment equal to the Excise Tax imposed upon the Payments.

(b) Subject to the provisions of Section 4(c), all determinations required to be made under this Section 4, including whether and when a Gross-Up Payment is required and the amount of such Gross-Up Payment and the assumptions to be utilized in arriving at such determination, shall be made by KPMG Peat Marwick or such other certified public accounting firm as may be designated by the Executive (the "Accounting Firm") which shall provide detailed supporting calculations both to the Company and the Executive within 15 business days of the receipt of notice from the Executive that there has been a Payment, or such earlier time as is requested by the Company. In the event that the Accounting Firm is serving as accountant or auditor for the individual, entity or group effecting the Change of Control, the Executive shall appoint another nationally recognized accounting firm to make the determinations required hereunder (which accounting firm shall then be referred to as the Accounting Firm hereunder). All fees and expenses of the Accounting Firm shall be borne solely by the Company. Any Gross-Up Payment, as determined pursuant to this Section 4, shall be paid by the Company to the Executive within five days of the receipt of the Accounting Firm's determination.
Any determination by the Accounting Firm shall be binding upon the Company and the Executive. As a result of the uncertainty in the application of
Section 4999 of the Code at the time of the initial determination by the Accounting Firm hereunder, it is possible that Gross-Up Payments which will not have been made by the Company should have been made
("Underpayment"), consistent with the calculations required to be made hereunder. In the event that the Company exhausts its remedies pursuant to Section 4(c) and the Executive thereafter is required to make a payment of any Excise Tax, the Accounting Firm shall determine the amount of the Underpayment that has occurred and any such Underpayment shall be promptly paid by the Company to or for the benefit of the Executive.

(c) The Executive shall notify the Company in writing of any claim by the Internal Revenue Service that, if successful, would require the payment by the Company of the Gross-Up Payment. Such notification shall be given as soon as practicable but no later than ten business days after the Executive is informed in writing of such claim and shall apprise the Company of the nature of such claim and the date on which such claim is requested to be paid. The Executive shall not pay such claim prior to the expiration of the 30-day period following the date on which it gives such notice to the Company (or such shorter period ending on the date that any payment of taxes with respect to such claim is due). If the Company notifies the Executive in writing prior to the expiration of such period that it desires to contest such claim, the Executive shall:

(i) give the Company any information reasonably requested by the Company relating to such claim,

(ii) take such action in connection with contesting such claim as the Company shall reasonably request in writing from time to time, including, without limitation, accepting legal representation with respect to such claim by an attorney reasonably selected by the Company,

(iii) cooperate with the Company in good faith in order effectively to contest such claim, and

(iv) permit the Company to participate in any proceedings relating to such claim;

provided, however, that the Company shall bear and pay directly all costs and expenses (including additional interest and penalties) incurred in connection with such contest and shall indemnify and hold the Executive harmless, on an after-tax basis, for any Excise Tax or income tax (including interest and penalties with respect thereto) imposed as a result of such representation and payment of costs and expenses. Without limitation on the foregoing provisions of this Section 4(c), the Company shall control all proceedings taken in connection with such contest and, at its sole option, may pursue or forgo any and all administrative appeals, proceedings, hearings and conferences with the taxing authority in respect of such claim and may, at its sole option, either direct the Executive to pay the tax claimed and sue for a refund or contest the claim in any permissible manner, and the Executive agrees to prosecute such contest to a determination before administrative tribunal, in a court of initial jurisdiction and in one or more appellate courts, as the Company shall determine; provided, however, that if the Company directs the Executive to pay such claim and sue for a refund, the Company shall advance the amount of such payment to the Executive, on an interest-free basis and shall indemnify and hold the Executive harmless, on an after-tax basis, from any Excise Tax or income tax (including interest or penalties with respect thereto) imposed with respect to such advance or with respect to any imputed income with respect to such advance; and further provided that any extension of the statute of limitations relating to payment of taxes for the taxable year of the Executive with respect to which such contested amount is claimed to be due is limited solely to such contested amount. Furthermore, the Company's control of the contest shall be limited to issues with respect to which a Gross-Up Payment would be payable hereunder and the Executive shall be entitled to settle or contest, as the case may be, any other issue raised by the Internal Revenue Service or any other taxing authority.

(d) If, after the receipt by the Executive of an amount advanced by the Company pursuant to Section 4(a) or 4(c), the Executive becomes entitled to receive any refund with respect to such claim, the Executive shall (subject to the Company's complying with the requirements of Section 4(c)) promptly pay to the Company the amount of such refund (together with any interest paid or credited thereon after taxes applicable thereto). If, after the receipt by the Executive of an amount advanced by the Company pursuant to
Section 4(c), a determination is made that the Executive shall not be entitled to any refund with respect to such claim and the Company does not notify the Executive in writing of its intent to contest such denial of refund prior to the expiration of 30 days after such determination, then such advance shall be forgiven and shall not be required to be repaid and the amount of such advance shall offset, to the extent thereof, the amount of Gross-Up Payment required to be paid.

5. Notice of Termination.
Any purported termination by the Company of the Executive's employment for Cause or Disability or by the Executive for Good Reason shall be communicated by notice of termination to the other party. A notice of termination shall include the specific reason for termination relied upon and shall set forth in reasonable detail, the facts and circumstances claimed to provide a basis for termination of employment.

Any dispute by a party hereto regarding a notice of termination delivered to such party must be conveyed to the other party within thirty (30) days after the notice of termination is given. If the particulars of the dispute are not conveyed within the thirty (30) day period, then the disputing party's claims regarding the termination shall be deemed forever waived.

6.Successor; Binding Agreement.
Star Banc will require any successor (whether direct or indirect, by purchase, merger, consolidation or otherwise) to all or substantially all of the business and/or assets of Star Banc expressly to assume and agree to perform this Agreement in the same manner and to the same extent that the Company would be required to perform it if no such succession had taken place (the assumption shall be by agreement in form and substance satisfactory to the Executive). Failure of Star Banc to obtain such agreement prior to the effectiveness of any such succession shall be a breach of this Agreement and shall entitle the Executive, at his election, to Termination Benefits from the Company in the same amount and on the same terms as the Executive would be entitled to hereunder if he terminated his employment for Good Reason, except that for purposes of implementing the foregoing, the date on which any such election becomes effective shall be deemed the Date of Termination. As used in this Agreement, "Company" shall mean the Company and any successor to its business and/or assets as described above or which otherwise becomes bound by all the terms and provision of this Agreement by operation of law.

   In addition, as used in this Agreement, "Star Banc" shall mean Star Banc and any successor to its business and/or assets as described above or which otherwise becomes bound by all the terms and provision of this Agreement by operation of law.

This Agreement shall inure to the benefit of and be enforceable by the Executive's personal or legal representatives, executors, administrators, successors, heirs, distributees, devisees and legatees. If the Executive should die while any amount would still be payable to him hereunder if he had continued to live, all such amounts, unless otherwise provided herein, shall be paid in accordance with the terms of this Agreement to his designee or, if there be no such designee, to his estate.

7.Miscellaneous.

7.1 Notice. All notices, elections, waivers and all other communications provided for in this Agreement shall be in writing and shall be deemed to have been duly given when delivered or mailed by United States certified mail, return receipt requested, postage prepaid, to such address as either party may have furnished to the other in writing in accordance herewith, except that notices of change of address shall be effective only upon receipt.

7.2 No Waiver. No provision of this Agreement may be modified, waived or discharged unless such waiver, modification or discharge is agreed to in writing signed by the Executive and the Chief Executive Officer of the Company. No waiver by either party at any time of any breach by the other party of, or compliance with, any condition or provision of this Agreement to be performed by such other party shall be deemed a waiver of similar or dissimilar provisions or conditions at the same or at any prior or subsequent time. No agreements or representations, oral or otherwise, express or implied, with respect to the subject matter hereof have been made by either party which are not set forth expressly in this Agreement.

7.3 Indemnification. If litigation shall be brought to enforce or interpret any provision contained herein, the Company hereby agrees to indemnify the Executive for his attorney's fees and disbursement incurred in such litigation, and hereby agrees to pay prejudgment interest on any money judgment obtained by the Executive, calculated at the prime interest rate announced as such by the Wall Street Journal from time-to-time, from the earliest date that payment(s) to him should have been made under this Agreement. If the Wall Street Journal announces two or more rates as the prime rate, then the highest rate shall be used.

7.4 Payment Obligations Absolute. The Company's obligation to pay the Executive the compensation and to make the arrangements provided herein shall be absolute and unconditional and shall not be affected by any circumstances, including, without limitation, any set-off, counterclaim, recoupment, defense or other right which the Company may have against the Executive or any third party. All amounts payable by the Company hereunder shall be paid without notice or demand. Each and every payment made hereunder by the Company shall be final and the Company will not seek, nor permit its subsidiaries, affiliates, successors or assigns to seek, to recover all or any part of such payment from the Executive or from whosoever may be entitled thereto, for any reason whatsoever.

7.5 Term of Agreement. The term of this Agreement shall continue for an initial period of three (3) years from the date of this Agreement. On each anniversary of this Agreement, the term shall be extended for an additional year unless prior to an anniversary date Star Banc's Board of Directors cause a notice of nonrenewal to be sent to the Executive.
Any Termination Benefits due pursuant to this Agreement shall continue to be an obligation of the Company and enforceable by the Executive until paid in full.

7.6 Controlling Law. This Agreement shall be governed by and construed in accordance with the laws of the State of Ohio.

7.7 Interpretation of Agreement. In the event of any ambiguity, vagueness or other matter involving the interpretation or meaning of this Agreement, this Agreement shall be construed liberally so as to provide to the Executive the full benefits set out herein.

7.8 Severability. Each section, subsection or paragraph of this Agreement shall be deemed severable and if for any reason any portion of this Agreement is unenforceable, invalid or contrary to any existing or future law, such unenforceability or invalidity shall not affect the applicability or validity of any other portion of this Agreement.

7.9 U.S. Dollars. All payments required to be made under this Agreement shall be made in United States Dollars.

7.10 Employment Agreement. Any benefits provided to the Executive under this Agreement will, unless specifically stated otherwise in this Agreement, be in addition to and not in lieu of any benefits that may be provided the Executive under an Employment Agreement, if any, with the Company.

Nothing in this Agreement is to be deemed to give the Company the right to take any action or engage in any omission with respect to the Executive at any time when any such action or omission is not permissible and proper under any Employment Agreement if then in force. Similarly, except as provided otherwise in this Agreement, nothing in this Agreement is to be deemed to give the Executive the right to take any action or engage in any omission with respect to the Company at any time when any such act or omission is not permissible and proper under any Employment Agreement if then in force.

This Agreement shall continue in force so long as the Executive remains employed by the Company and shall not be affected by any termination of any Employment Agreement.

7.11 Footnotes, Title and Captions. All footnotes or section, subsection or paragraph titles or captions contained in this Agreement are for convenience only and shall not be deemed part of the text of this Agreement.

IN WITNESS WHEREOF, this Agreement has been executed as of the day and year first above written.

Attest: STAR BANC CORPORATION, on behalf of itself and each Subsidiary


                                           By:
Name
                                           Stephen E. Smith
Title                                      Name
                                           Senior Vice President
                                           Title


                                           EXECUTIVE

                  EXECUTIVE SEVERANCE AGREEMENT


This Executive Severance Agreement (hereinafter called the "Agreement"), made as of the 14th day of December, 1993, between Star Banc Corporation, an Ohio corporation (hereinafter called "Star Banc") and its Subsidiaries
(hereinafter individually and collectively called the "Company"), and Daniel
B. Benhase (hereinafter called the "Executive").


                           WITNESSETH:


WHEREAS, the Company considers the recruitment and maintenance of sound and vital management to be essential to protecting and enhancing its best interests and those of its shareholders; and

WHEREAS, the Company recognizes that it is in an industry where there is a strong potential for a change in control and that the potential for a change in control may make it difficult to hire and retain strong management personnel; and

WHEREAS, the Company recognizes that the possibility of a change in control of Star Banc may exist and that, in the event negotiations are commenced to bring about such a change in control, uncertainty and questions may arise among management that could result in the distraction or departure of management personnel to the detriment of the Company and the shareholders; and

WHEREAS, the Company has determined that appropriate steps should be taken to reinforce and encourage the Executive's continued attention and dedication as an executive officer to his assigned duties without distraction in the face of potentially disruptive circumstances arising from the possibility of a change in control of Star Banc;

NOW THEREFORE, the Company and the Executive do hereby agree as follows:

1.Definitions

The following words and terms as used herein shall have the following meaning:

1.1Change in Control. A "Change in Control" of Star Banc shall be deemed to have occurred:

(a)
Upon the filing with the Secretary of State of the State of Ohio of a certificate of merger or certificate of consolidation with respect to a merger or a consolidation in which Star Banc is a "constituent corporation" or upon the consummation of a "combination" or "majority share acquisition" in which Star Banc is the "acquiring corporation" (as such terms are defined in Ohio Rev. Code Section 1701.01 as in effect on September 26, 1989) and in which Star Banc's shareholders immediately prior to entering into such agreement will beneficially own, immediately after the effective time of the merger, consolidation, combination or majority share acquisition, securities of Star Banc or any surviving or new corporation having less than sixty-five percent (65%) of the "voting power" of Star Banc or any surviving or new corporation, including "voting power" exercisable on a contingent or deferred basis as well as immediately exercisable "voting power"; or,

(b)
Upon the consummation of a sale, lease, exchange or other transfer or disposition by Star Banc of all or substantially all its assets to any "person" (as such term is used in Sections 13(d) and 14(d) of the Securities Exchange Act of 1934, as amended and in effect on September 26, 1989 (hereinafter called the "Exchange Act") other than to one (1) or more wholly owned Subsidiaries, or upon the consummation of sales, lease, exchange or other transfer or disposition by one (1) or more of the Subsidiaries of all or substantially all the assets of Star Banc and its Subsidiaries, on a consolidated basis, other than to other wholly owned Subsidiaries; provided, however, that the mortgage or pledge of all or substantially all of Star Banc's assets or of all or substantially all the assets of Star Banc and its Subsidiaries, on a consolidated basis, in connection with a bona fide financing shall not constitute a "Change in Control"; or,

(c)
When any "person" (as such term is used in Sections 13(d) and 14(d) of the Exchange Act) is or becomes the "beneficial owner" (as defined in Rule 13d-3 under the Exchange Act) directly or indirectly, of thirty-five percent (35%) or more of the combined "voting power" of Star Banc's then outstanding securities, excluding "voting power" exercisable on a contingent or deferred basis; or,

(d)
When a tender offer, pursuant to Regulation 14D promulgated by the Securities and Exchange Commission under the Exchange Act is consummated resulting in a "person" (as such term is used in Sections 13(d) and 14(d) of the Exchange
Act) becoming the beneficial owner of thirty-five percent (35%) or more of the combined "voting power" of Star Banc's then outstanding securities, excluding "voting power" exercisable on a contingent or deferred basis; or,

(e)
When those persons serving as Original Directors and/or their Successors do not constitute a majority of the whole Board of Directors of Star Banc.

1.2
Cause means conviction for the commission of a felony or removal from office by order of the Comptroller of the Currency, Federal Reserve Board, or other appropriate agency.

1.3
Date of Termination means the date the Executive's employment is terminated under this Agreement whether by the Company or by the Executive.

1.4
Disability means disability as such term is defined in the Star Banc Salary Continuation Plan.

1.5
Effective Date means the first date after the date hereof on which a Change in Control occurs.

1.6
Employment Agreement means an employment agreement, if any, between the Company and the Executive.

1.7
Good Reason means:

(a)
A reduction by the Company in the Executive's base salary as in effect on the date hereof or as the same may be increased from time-to-time or a failure by the Company to increase the Executive's base salary each year during the Protected Period by an amount which at least equals, on a percentage basis, the lesser of: (i) the average percentage increase in base salary for all officers of the Company during the three full calendar years immediately preceding the Change in Control; or (ii) the average percentage increase in base salary for the Executive during the three full calendar years immediately preceding the Change in Control; or

(b)
A change in the Executive's reporting responsibilities, titles, job responsibilities or offices which in the Executive's sole opinion result in a diminution of his status, control, or authority as in effect immediately prior to a Change in Control; or

(c)
The assignment to the Executive of any positions, duties or responsibilities inconsistent in the sole opinion of the Executive with the Executive's positions, duties and responsibilities or status with the Company immediately prior to the Change in Control or that requires the Executive to travel more than prior to the Change in Control; or

(d)
A failure by the Company (i) to continue any cash bonus or other incentive plans in substantially the same form and with the same opportunity levels and perceived potential for obtaining performance objectives, in effect immediately prior to the Change in Control, or (ii) to continue the Executive as a participant in such plans on at least the same basis as the Executive participated in accordance with the plans immediately prior to the Change in Control; or

(e)
A requirement by the Company that the Executive be based or perform his duties anywhere other than at the Company's corporate office location either
(i) immediately prior to the Change in Control, or (ii) within one mile of such prior corporate office location if the Company's corporate office location is moved; or

(f)
A failure by the Company to continue in effect any benefit, whether or not qualified, or other compensation plan or the Company's failure to provide the Executive with the number of paid vacation days to which he is entitled in accordance with the Company's normal vacation practices with respect to the Executive at the time of the Change in Control; or

(g)
An agreement between the Board of Directors of Star Banc and the Executive that employment should be terminated.

For purposes of this Section 1.7, any good faith determination of "Good Reason" made by the Executive shall be conclusive. Anything in this Agreement to the contrary notwithstanding, a termination by the Executive for any reason during the 30-day period immediately following the first anniversary of the Effective Date shall be deemed to be a termination for Good Reason for all purposes of this Agreement.

1.8
Original Directors means those persons serving as Directors of Star Banc on the date of this Agreement.

1.9
Protected Period means the twelve (12) month period immediately following each and every Change in Control.

1.10
Successors means those directors whose election by Star Banc's shareholders has been approved by the vote of at least two-thirds of the Original Directors and previously qualified Successors serving as directors of Star Banc at the time of such election or nomination for election.

1.11
Termination Benefits means those benefits described in Section 2 of the Agreement.

1.12 Subsidiaries means any and all companies at least fifty percent (50%) owned, directly or indirectly, by Star Banc.

2.
Benefits Upon Termination of Employment.

2.1
General. If, during the Protected Period following each Change in Control, the Executive's employment is terminated either (i) by the Company (other than for Cause or Disability), or (ii) by the Executive for Good Reason, then the Executive (or his estate or personal representative), shall be entitled to the Termination Benefits provided in this Section 2.

2.2
Base Salary and Bonus Through Date of Termination. The Company shall promptly pay the Executive his full base salary through the Date of Termination at the rate in effect at the time notice of termination is given. In addition, the Company shall promptly pay the amount of any bonus or incentive for the year in which the Date of Termination occurs (based on the target bonus for the Executive for the year) prorated to the Date of Termination (without application of any denial provisions based on unsatisfactory personal performance or any other reason). The Company shall also pay the Executive for any vacation earned but not taken with such payment being equal to the Executive's calculated daily base salary rate times the applicable days of such vacation.

2.3
Severance Payment. The Company shall pay the Executive a severance payment equal to two (2) times the sum of: (a) the Executive's highest rate of pay, on an annualized basis, established by the Company during the last five years plus (b) the highest bonus earned by the Executive, with respect to any single year, over the last five (5) years. The severance payment shall be made in a lump-sum within thirty (30) days of the Date of Termination.

2.4
Pension Payment. The Company shall pay the Executive a supplemental pension benefit equal to the lump sum benefit which the Executive would be entitled to receive under the Star Banc Employees' Pension Plan if the Executive were 100% vested and had two (2) additional years of service minus the lump sum benefit actually payable to the Executive under the Star Banc Employees' Pension Plan. Payment of this supplemental pension benefit shall be made within thirty (30) days of the Date of Termination.

2.5
Medical Coverage. The Company shall, at its expense, maintain the Executive's life, health and accidental death and disability insurance coverage with the coverages maintained at the higher level in effect either immediately prior to the date of the Change in Control or on the Date of Termination, for a period of two (2) years following the Date of Termination.

2.6
Limitations on Amount of Termination Benefits. In the event that the total value of benefits to the Executive would constitute Excess Parachute Payments within the meaning of Section 280G of the Internal Revenue Code, as amended, when added to payments pursuant to this Section 2, then the payment pursuant to this Section 2 shall be reduced by the amount necessary to cause the Executive to receive one thousand dollars less than 300% of the Executive's Base Amount (as that term is defined in Section 280G of the Internal Revenue Code of 1986) from all payments to the Executive from the Company. In the event the amount of the payments exceeds the amount subsequently determined to have been due, the excess benefits over three times the Base Amount shall constitute a loan by the Company to the Executive, payable on demand by the Company, with interest at a rate equal to 120 percent of the applicable federal rate determined under Section 1274(d) of the Internal Revenue Code of 1986, as amended, compounded semi-annually. If the Termination Benefits are to be reduced, pursuant to the limitation described in this Section 2.6, then the determination of which benefit is to be reduced shall be made solely by the Executive.

2.7
Termination Which Does Not Require Payment Of Termination Benefits. No Termination Benefits need to be provided by the Company to the Executive under this Section 2 if the Executive's employment is terminated:

(a)
By the Executive for any reason other than for Good Reason;

(b)
By the Company for Cause or Disability; or

(c)
By death.

3.New Employment; Reduction of Termination Benefits.

The Termination Benefits provided under Section 2 shall not be treated as damages, but rather shall be treated as severance compensation to which the Executive is entitled. The Executive shall not be required to mitigate the amount of any Termination Benefit provided under Section 2 by seeking other employment or otherwise.

4.Notice of Termination.

Any purported termination by the Company of the Executive's employment for Cause or Disability or by the Executive for Good Reason shall be communicated by notice of termination to the other party. A notice of termination shall include the specific reason for termination relied upon and shall set forth in reasonable detail, the facts and circumstances claimed to provide a basis for termination of employment.

Any dispute by a party hereto regarding a notice of termination delivered to such party must be conveyed to the other party within thirty (30) days after the notice of termination is given. If the particulars of the dispute are not conveyed within the thirty (30) day period, then the disputing party's claims regarding the termination shall be deemed forever waived.

5.Successor; Binding Agreement.

Star Banc will require any successor (whether direct or indirect, by purchase, merger, consolidation or otherwise) to all or substantially all of the business and/or assets of Star Banc expressly to assume and agree to perform this Agreement in the same manner and to the same extent that the Company would be required to perform it if no such succession had taken place (the assumption shall be by agreement in form and substance satisfactory to the Executive). Failure of Star Banc to obtain such agreement prior to the effectiveness of any such succession shall be a breach of this Agreement and shall entitle the Executive, at his election, to Termination Benefits from the Company in the same amount and on the same terms as the Executive would be entitled to hereunder if he terminated his employment for Good Reason, except that for purposes of implementing the foregoing, the date on which any such election becomes effective shall be deemed the Date of Termination. As used in this Agreement, "Company" shall mean the Company and any successor to its business and/or assets as described above or which otherwise becomes bound by all the terms and provision of this Agreement by operation of law.

In addition, as used in this Agreement, "Star Banc" shall mean Star Banc and any successor to its business and/or assets as described above or which otherwise becomes bound by all the terms and provision of this Agreement by operation of law.

This Agreement shall inure to the benefit of and be enforceable by the Executive's personal or legal representatives, executors, administrators, successors, heirs, distributees, devisees and legatees. If the Executive should die while any amount would still be payable to him hereunder if he had continued to live, all such amounts, unless otherwise provided herein, shall be paid in accordance with the terms of this Agreement to his designee or, if there be no such designee, to his estate.

6.Miscellaneous.

6.1Notice. All notices, elections, waivers and all other communications provided for in this Agreement shall be in writing and shall be deemed to have been duly given when delivered or mailed by United States certified mail, return receipt requested, postage prepaid, to such address as either party may have furnished to the other in writing in accordance herewith, except that notices of change of address shall be effective only upon receipt.

6.2No Waiver. No provision of this Agreement may be modified, waived or discharged unless such waiver, modification or discharge is agreed to in writing signed by the Executive and the Chief Executive Officer of the Company. No waiver by either party at any time of any breach by the other party of, or compliance with, any condition or provision of this Agreement to be performed by such other party shall be deemed a waiver of similar or dissimilar provisions or conditions at the same or at any prior or subsequent time. No agreements or representations, oral or otherwise, express or implied, with respect to the subject matter hereof have been made by either party which are not set forth expressly in this Agreement.

6.3Indemnification. If litigation shall be brought to enforce or interpret any provision contained herein, the Company hereby agrees to indemnify the Executive for his attorney's fees and disbursement incurred in such litigation, and hereby agrees to pay prejudgment interest on any money judgment obtained by the Executive, calculated at the prime interest rate announced as such by the Wall Street Journal from time-to-time, from the earliest date that payment(s) to him should have been made under this Agreement. If the Wall Street Journal announces two or more rates as the prime rate, then the highest rate shall be used.

6.4Payment Obligations Absolute. The Company's obligation to pay the Executive the compensation and to make the arrangements provided herein shall be absolute and unconditional and shall not be affected by any circumstances, including, without limitation, any set-off, counterclaim, recoupment, defense or other right which the Company may have against the Executive or any third party. All amounts payable by the Company hereunder shall be paid without notice or demand. Each and every payment made hereunder by the Company shall be final and the Company will not seek, nor permit its subsidiaries, affiliates, successors or assigns to seek, to recover all or any part of such payment from the Executive or from whosoever may be entitled thereto, for any reason whatsoever.

6.5Term of Agreement. The term of this Agreement shall continue for an initial period of three (3) years from the date of this Agreement. On each anniversary of this Agreement, the term shall be extended for an additional year unless prior to an anniversary date Star Banc's Board of Directors cause a notice of nonrenewal to be sent to the Executive. Any Termination Benefits due pursuant to this Agreement shall continue to be an obligation of the Company and enforceable by the Executive until paid in full.

6.6Controlling Law. This Agreement shall be governed by and construed in accordance with the laws of the State of Ohio.

6.7Interpretation of Agreement. In the event of any ambiguity, vagueness or other matter involving the interpretation or meaning of this Agreement, this Agreement shall be construed liberally so as to provide to the Executive the full benefits set out herein.

6.8Severability. Each section, subsection or paragraph of this Agreement shall be deemed severable and if for any reason any portion of this Agreement is unenforceable, invalid or contrary to any existing or future law, such unenforceability or invalidity shall not affect the applicability or validity of any other portion of this Agreement.

6.9U.S. Dollars. All payments required to be made under this Agreement shall be made in United States Dollars.

6.10Employment Agreement. Any benefits provided to the Executive under this Agreement will, unless specifically stated otherwise in this Agreement, be in addition to and not in lieu of any benefits that may be provided the Executive under an Employment Agreement, if any, with the Company.

Nothing in this Agreement is to be deemed to give the Company the right to take any action or engage in any omission with respect to the Executive at any time when any such action or omission is not permissible and proper under any Employment Agreement if then in force. Similarly, except as provided otherwise in this Agreement, nothing in this Agreement is to be deemed to give the Executive the right to take any action or engage in any omission with respect to the Company at any time when any such act or omission is not permissible and proper under any Employment Agreement if then in force.

This Agreement shall continue in force so long as the Executive remains employed by the Company and shall not be affected by any termination of any Employment Agreement.

6.11Footnotes, Title and Captions. All footnotes or section, subsection or paragraph titles or captions contained in this Agreement are for convenience only and shall not be deemed part of the text of this Agreement.


IN WITNESS WHEREOF, this Agreement has been executed as of the day and year first above written.

Attest: STAR BANC CORPORATION, on behalf of itself and each Subsidiary

                                   By:
Name
                                   Stephen E. Smith
Title                              Name

                                  Senior Vice President

                                   EXECUTIVE

                                   Name



                    EXECUTIVE SEVERANCE AGREEMENT


   This Executive Severance Agreement (hereinafter called the "Agreement"), made as of the 14th day of December, 1993, between Star Banc Corporation, an Ohio corporation (hereinafter called "Star Banc") and its Subsidiaries (hereinafter individually and collectively called the "Company"), and John M. Bullock (hereinafter called the "Executive").


                           WITNESSETH:


     WHEREAS, the Company considers the recruitment and maintenance of sound and vital management to be essential to protecting and enhancing its best interests and those of its shareholders; and

     WHEREAS, the Company recognizes that it is in an industry where there is a strong potential for a change in control and that the potential for a change in control may make it difficult to hire and retain strong management personnel; and

     WHEREAS, the Company recognizes that the possibility of a change in control of Star Banc may exist and that, in the event negotiations are commenced to bring about such a change in control, uncertainty and questions may arise among management that could result in the distraction or departure of management personnel to the detriment of the Company and the shareholders; and

     WHEREAS, the Company has determined that appropriate steps should be taken to reinforce and encourage the Executive's continued attention and dedication as an executive officer to his assigned duties without distraction in the face of potentially disruptive circumstances arising from the possibility of a change in control of Star Banc;

     NOW THEREFORE, the Company and the Executive do hereby agree as follows:

1.Definitions

     The following words and terms as used herein shall have the following meaning:

1.1Change in Control. A "Change in Control" of Star Banc shall be deemed to have occurred:

(a) Upon the filing with the Secretary of State of the State of Ohio of a certificate of merger or certificate of consolidation with respect to a merger or a consolidation in which Star Banc is a "constituent corporation" or upon the consummation of a "combination" or "majority share acquisition" in which Star Banc is the "acquiring corporation" (as such terms are defined in Ohio Rev. Code Section 1701.01 as in effect on September 26, 1989) and in which Star Banc's shareholders immediately prior to entering into such agreement will beneficially own, immediately after the effective time of the merger, consolidation, combination or majority share acquisition, securities of Star Banc or any surviving or new corporation having less than sixty-five percent (65%) of the "voting power" of Star Banc or any surviving or new corporation, including "voting power" exercisable on a contingent or deferred basis as well as immediately exercisable "voting power"; or,

(b) Upon the consummation of a sale, lease, exchange or other transfer or disposition by Star Banc of all or substantially all its assets to any "person" (as such term is used in Sections 13(d) and 14(d) of the Securities Exchange Act of 1934, as amended and in effect on September 26, 1989 (hereinafter called the "Exchange Act") other than to one (1) or more wholly owned Subsidiaries, or upon the consummation of sales, lease, exchange or other transfer or disposition by one (1) or more of the Subsidiaries of all or substantially all the assets of Star Banc and its Subsidiaries, on a consolidated basis, other than to other wholly owned Subsidiaries; provided, however, that the mortgage or pledge of all or substantially all of Star Banc's assets or of all or substantially all the assets of Star Banc and its Subsidiaries, on a consolidated basis, in connection with a bona fide financing shall not constitute a "Change in Control"; or,

(c) When any "person" (as such term is used in Sections 13(d) and 14(d) of the Exchange Act) is or becomes the "beneficial owner" (as defined in Rule 13d-3 under the Exchange Act) directly or indirectly, of thirty-five percent (35%) or more of the combined "voting power" of Star Banc's then outstanding securities, excluding "voting power" exercisable on a contingent or deferred basis; or,

(d) When a tender offer, pursuant to Regulation 14D promulgated by the Securities and Exchange Commission under the Exchange Act is consummated resulting in a "person" (as such term is used in Sections 13(d) and 14(d) of the Exchange Act) becoming the beneficial owner of thirty-five percent (35%) or more of the combined "voting power" of Star Banc's then outstanding securities, excluding "voting power" exercisable on a contingent or deferred basis; or,

(e) When those persons serving as Original Directors and/or their Successors do not constitute a majority of the whole Board of Directors of Star Banc.

1.2 Cause means conviction for the commission of a felony or removal from office by order of the Comptroller of the Currency, Federal Reserve Board, or other appropriate agency.

1.3 Date of Termination means the date the Executive's employment is terminated under this Agreement whether by the Company or by the Executive.

1.4 Disability means disability as such term is defined in the Star Banc Salary Continuation Plan.

1.5 Effective Date means the first date after the date hereof on which a Change in Control occurs.

1.6 Employment Agreement means an employment agreement, if any, between the Company and the Executive.

1.7  Good Reason means:

(a) A reduction by the Company in the Executive's base salary as in effect on the date hereof or as the same may be increased from time-to-time or a failure by the Company to increase the Executive's base salary each year during the Protected Period by an amount which at least equals, on a percentage basis, the lesser of: (i) the average percentage increase in base salary for all officers of the Company during the three full calendar years immediately preceding the Change in Control; or (ii) the average percentage increase in base salary for the Executive during the three full calendar years immediately preceding the Change in Control; or

(b) A change in the Executive's reporting responsibilities, titles, job responsibilities or offices which in the Executive's sole opinion result in a diminution of his status, control, or authority as in effect immediately prior to a Change in Control; or

(c) The assignment to the Executive of any positions, duties or responsibilities inconsistent in the sole opinion of the Executive with the Executive's positions, duties and responsibilities or status with the Company immediately prior to the Change in Control or that requires the Executive to travel more than prior to the Change in Control; or

(d) A failure by the Company (i) to continue any cash bonus or other incentive plans in substantially the same form and with the same opportunity levels and perceived potential for obtaining performance objectives, in effect immediately prior to the Change in Control, or (ii) to continue the Executive as a participant in such plans on at least the same basis as the Executive participated in accordance with the plans immediately prior to the Change in Control; or

(e) A requirement by the Company that the Executive be based or perform his duties anywhere other than at the Company's corporate office location either
(i) immediately prior to the Change in Control, or (ii) within one mile of such prior corporate office location if the Company's corporate office location is moved; or

(f) A failure by the Company to continue in effect any benefit, whether or not qualified, or other compensation plan or the Company's failure to provide the Executive with the number of paid vacation days to which he is entitled in accordance with the Company's normal vacation practices with respect to the Executive at the time of the Change in Control; or

(g) An agreement between the Board of Directors of Star Banc and the Executive that employment should be terminated.

For purposes of this Section 1.7, any good faith determination of "Good Reason" made by the Executive shall be conclusive. Anything in this Agreement to the contrary notwithstanding, a termination by the Executive for any reason during the 30-day period immediately following the first anniversary of the Effective Date shall be deemed to be a termination for Good Reason for all purposes of this Agreement.

1.8 Original Directors means those persons serving as Directors of Star Banc on the date of this Agreement.

1.9 Protected Period means the twelve (12) month period immediately following each and every Change in Control.

1.10 Successors means those directors whose election by Star Banc's shareholders has been approved by the vote of at least two-thirds of the Original Directors and previously qualified Successors serving as directors of Star Banc at the time of such election or nomination for election.

1.11 Termination Benefits means those benefits described in Section 2 of the Agreement.

1.12 Subsidiaries means any and all companies at least fifty percent (50%) owned, directly or indirectly, by Star Banc.

2.  Benefits Upon Termination of Employment.

2.1 General. If, during the Protected Period following each Change in Control, the Executive's employment is terminated either (i) by the Company (other than for Cause or Disability), or (ii) by the Executive for Good Reason, then the Executive (or his estate or personal representative), shall be entitled to the Termination Benefits provided in this Section 2.

2.2 Base Salary and Bonus Through Date of Termination. The Company shall promptly pay the Executive his full base salary through the Date of Termination at the rate in effect at the time notice of termination is given. In addition, the Company shall promptly pay the amount of any bonus or incentive for the year in which the Date of Termination occurs (based on the target bonus for the Executive for the year) prorated to the Date of Termination (without application of any denial provisions based on unsatisfactory personal performance or any other reason). The Company shall also pay the Executive for any vacation earned but not taken with such payment being equal to the Executive's calculated daily base salary rate times the applicable days of such vacation.

2.3 Severance Payment. The Company shall pay the Executive a severance payment equal to two (2) times the sum of: (a) the Executive's highest rate of pay, on an annualized basis, established by the Company during the last five years plus (b) the highest bonus earned by the Executive, with respect to any single year, over the last five (5) years. The severance payment shall be made in a lump-sum within thirty (30) days of the Date of Termination.

2.4 Pension Payment. The Company shall pay the Executive a supplemental pension benefit equal to the lump sum benefit which the Executive would be entitled to receive under the Star Banc Employees' Pension Plan if the Executive were 100% vested and had two (2) additional years of service minus the lump sum benefit actually payable to the Executive under the Star Banc Employees' Pension Plan. Payment of this supplemental pension benefit shall be made within thirty (30) days of the Date of Termination.

2.5 Medical Coverage. The Company shall, at its expense, maintain the Executive's life, health and accidental death and disability insurance coverage with the coverages maintained at the higher level in effect either immediately prior to the date of the Change in Control or on the Date of Termination, for a period of two (2) years following the Date of Termination.

2.6 Limitations on Amount of Termination Benefits. In the event that the total value of benefits to the Executive would constitute Excess Parachute Payments within the meaning of Section 280G of the Internal Revenue Code, as amended, when added to payments pursuant to this Section 2, then the payment pursuant to this Section 2 shall be reduced by the amount necessary to cause the Executive to receive one thousand dollars less than 300% of the Executive's Base Amount (as that term is defined in Section 280G of the Internal Revenue Code of 1986) from all payments to the Executive from the Company. In the event the amount of the payments exceeds the amount subsequently determined to have been due, the excess benefits over three times the Base Amount shall constitute a loan by the Company to the Executive, payable on demand by the Company, with interest at a rate equal to 120 percent of the applicable federal rate determined under Section 1274(d) of the Internal Revenue Code of 1986, as amended, compounded semi-annually. If the Termination Benefits are to be reduced, pursuant to the limitation described in this Section 2.6, then the determination of which benefit is to be reduced shall be made solely by the Executive.

2.7 Termination Which Does Not Require Payment Of Termination Benefits. No Termination Benefits need to be provided by the Company to the Executive under this Section 2 if the Executive's employment is terminated:

(a) By the Executive for any reason other than for Good Reason;

(b) By the Company for Cause or Disability; or

(c) By death.

3.  New Employment; Reduction of Termination Benefits.

  The Termination Benefits provided under Section 2 shall not be treated as damages, but rather shall be treated as severance compensation to which the Executive is entitled. The Executive shall not be required to mitigate the amount of any Termination Benefit provided under Section 2 by seeking other employment or otherwise.

4. Notice of Termination.

  Any purported termination by the Company of the Executive's employment for Cause or Disability or by the Executive for Good Reason shall be communicated by notice of termination to the other party. A notice of termination shall include the specific reason for termination relied upon and shall set forth in reasonable detail, the facts and circumstances claimed to provide a basis for termination of employment.

  Any dispute by a party hereto regarding a notice of termination delivered to such party must be conveyed to the other party within thirty (30) days after the notice of termination is given. If the particulars of the dispute are not conveyed within the thirty (30) day period, then the disputing party's claims regarding the termination shall be deemed forever waived.

5.Successor; Binding Agreement.

  Star Banc will require any successor (whether direct or indirect, by purchase, merger, consolidation or otherwise) to all or substantially all of the business and/or assets of Star Banc expressly to assume and agree to perform this Agreement in the same manner and to the same extent that the Company would be required to perform it if no such succession had taken place (the assumption shall be by agreement in form and substance satisfactory to the Executive). Failure of Star Banc to obtain such agreement prior to the effectiveness of any such succession shall be a breach of this Agreement and shall entitle the Executive, at his election, to Termination Benefits from the Company in the same amount and on the same terms as the Executive would be entitled to hereunder if he terminated his employment for Good Reason, except that for purposes of implementing the foregoing, the date on which any such election becomes effective shall be deemed the Date of Termination. As used in this Agreement, "Company" shall mean the Company and any successor to its business and/or assets as described above or which otherwise becomes bound by all the terms and provision of this Agreement by operation of law.

  In addition, as used in this Agreement, "Star Banc" shall mean Star Banc and any successor to its business and/or assets as described above or which otherwise becomes bound by all the terms and provision of this Agreement by operation of law.

  This Agreement shall inure to the benefit of and be enforceable by the Executive's personal or legal representatives, executors, administrators, successors, heirs, distributees, devisees and legatees. If the Executive should die while any amount would still be payable to him hereunder if he had continued to live, all such amounts, unless otherwise provided herein, shall be paid in accordance with the terms of this Agreement to his designee or, if there be no such designee, to his estate.

6. Miscellaneous.

6.1 Notice. All notices, elections, waivers and all other communications provided for in this Agreement shall be in writing and shall be deemed to have been duly given when delivered or mailed by United States certified mail, return receipt requested, postage prepaid, to such address as either party may have furnished to the other in writing in accordance herewith, except that notices of change of address shall be effective only upon receipt.

6.2 No Waiver. No provision of this Agreement may be modified, waived or discharged unless such waiver, modification or discharge is agreed to in writing signed by the Executive and the Chief Executive Officer of the Company. No waiver by either party at any time of any breach by the other party of, or compliance with, any condition or provision of this Agreement to be performed by such other party shall be deemed a waiver of similar or dissimilar provisions or conditions at the same or at any prior or subsequent time. No agreements or representations, oral or otherwise, express or implied, with respect to the subject matter hereof have been made by either party which are not set forth expressly in this Agreement.

6.3 Indemnification. If litigation shall be brought to enforce or interpret any provision contained herein, the Company hereby agrees to indemnify the Executive for his attorney's fees and disbursement incurred in such litigation, and hereby agrees to pay prejudgment interest on any money judgment obtained by the Executive, calculated at the prime interest rate announced as such by the Wall Street Journal from time-to-time, from the earliest date that payment(s) to him should have been made under this Agreement. If the Wall Street Journal announces two or more rates as the prime rate, then the highest rate shall be used.

6.4 Payment Obligations Absolute. The Company's obligation to pay the Executive the compensation and to make the arrangements provided herein shall be absolute and unconditional and shall not be affected by any circumstances, including, without limitation, any set-off, counterclaim, recoupment, defense or other right which the Company may have against the Executive or any third party. All amounts payable by the Company hereunder shall be paid without notice or demand. Each and every payment made hereunder by the Company shall be final and the Company will not seek, nor permit its subsidiaries, affiliates, successors or assigns to seek, to recover all or any part of such payment from the Executive or from whosoever may be entitled thereto, for any reason whatsoever.

6.5 Term of Agreement. The term of this Agreement shall continue for an initial period of three (3) years from the date of this Agreement. On each anniversary of this Agreement, the term shall be extended for an additional year unless prior to an anniversary date Star Banc's Board of Directors cause a notice of nonrenewal to be sent to the Executive. Any Termination Benefits due pursuant to this Agreement shall continue to be an obligation of the Company and enforceable by the Executive until paid in full.

6.6 Controlling Law. This Agreement shall be governed by and construed in accordance with the laws of the State of Ohio.

6.7 Interpretation of Agreement. In the event of any ambiguity, vagueness or other matter involving the interpretation or meaning of this Agreement, this Agreement shall be construed liberally so as to provide to the Executive the full benefits set out herein.

6.8 Severability. Each section, subsection or paragraph of this Agreement shall be deemed severable and if for any reason any portion of this Agreement is unenforceable, invalid or contrary to any existing or future law, such unenforceability or invalidity shall not affect the applicability or validity of any other portion of this Agreement.

6.9 U.S. Dollars. All payments required to be made under this Agreement shall be made in United States Dollars.

6.10 Employment Agreement. Any benefits provided to the Executive under this Agreement will, unless specifically stated otherwise in this Agreement, be in addition to and not in lieu of any benefits that may be provided the Executive under an Employment Agreement, if any, with the Company.

Nothing in this Agreement is to be deemed to give the Company the right to take any action or engage in any omission with respect to the Executive at any time when any such action or omission is not permissible and proper under any Employment Agreement if then in force. Similarly, except as provided otherwise in this Agreement, nothing in this Agreement is to be deemed to give the Executive the right to take any action or engage in any omission with respect to the Company at any time when any such act or omission is not permissible and proper under any Employment Agreement if then in force.

This Agreement shall continue in force so long as the Executive remains employed by the Company and shall not be affected by any termination of any Employment Agreement.

6.11 Footnotes, Title and Captions. All footnotes or section, subsection or paragraph titles or captions contained in this Agreement are for convenience only and shall not be deemed part of the text of this Agreement.


IN WITNESS WHEREOF, this Agreement has been executed as of the day and year first above written.

Attest:STAR BANC CORPORATION, on behalf of itself and each Subsidiary

                   BY:
Name
                                     Stephen E. Smith
Title
Name                                 Senior Vice President
                                     Title


                                   EXECUTIVE



                                   Name



                   EXECUTIVE SEVERANCE AGREEMENT


This Executive Severance Agreement (hereinafter called the "Agreement"), made as of the 14th day of December, 1993, between Star Banc Corporation, an Ohio corporation (hereinafter called "Star Banc") and its Subsidiaries
(hereinafter individually and collectively called the "Company"), and Timothy
J. Fogarty (hereinafter called the "Executive").


                            WITNESSETH:


WHEREAS, the Company considers the recruitment and maintenance of sound and vital management to be essential to protecting and enhancing its best interests and those of its shareholders; and

WHEREAS, the Company recognizes that it is in an industry where there is a strong potential for a change in control and that the potential for a change in control may make it difficult to hire and retain strong management personnel; and

WHEREAS, the Company recognizes that the possibility of a change in control of Star Banc may exist and that, in the event negotiations are commenced to bring about such a change in control, uncertainty and questions may arise among management that could result in the distraction or departure of management personnel to the detriment of the Company and the shareholders; and

WHEREAS, the Company has determined that appropriate steps should be taken to reinforce and encourage the Executive's continued attention and dedication as an executive officer to his assigned duties without distraction in the face of potentially disruptive circumstances arising from the possibility of a change in control of Star Banc;

NOW THEREFORE, the Company and the Executive do hereby agree as follows:

1.  Definitions

The following words and terms as used herein shall have the following meaning:

1.1 Change in Control. A "Change in Control" of Star Banc shall be deemed to have occurred:

(a) Upon the filing with the Secretary of State of the State of Ohio of a certificate of merger or certificate of consolidation with respect to a merger or a consolidation in which Star Banc is a "constituent corporation" or upon the consummation of a "combination" or "majority share acquisition" in which Star Banc is the "acquiring corporation" (as such terms are defined in Ohio Rev. Code Section 1701.01 as in effect on September 26, 1989) and in which Star Banc's shareholders immediately prior to entering into such agreement will beneficially own, immediately after the effective time of the merger, consolidation, combination or majority share acquisition, securities of Star Banc or any surviving or new corporation having less than sixty-five percent (65%) of the "voting power" of Star Banc or any surviving or new corporation, including "voting power" exercisable on a contingent or deferred basis as well as immediately exercisable "voting power"; or,

(b) Upon the consummation of a sale, lease, exchange or other transfer or disposition by Star Banc of all or substantially all its assets to any "person" (as such term is used in Sections 13(d) and 14(d) of the Securities Exchange Act of 1934, as amended and in effect on September 26, 1989 (hereinafter called the "Exchange Act") other than to one (1) or more wholly owned Subsidiaries, or upon the consummation of sales, lease, exchange or other transfer or disposition by one (1) or more of the Subsidiaries of all or substantially all the assets of Star Banc and its Subsidiaries, on a consolidated basis, other than to other wholly owned Subsidiaries; provided, however, that the mortgage or pledge of all or substantially all of Star Banc's assets or of all or substantially all the assets of Star Banc and its Subsidiaries, on a consolidated basis, in connection with a bona fide financing shall not constitute a "Change in Control"; or,

(c) When any "person" (as such term is used in Sections 13(d) and 14(d) of the Exchange Act) is or becomes the "beneficial owner" (as defined in Rule 13d-3 under the Exchange Act) directly or indirectly, of thirty-five percent (35%) or more of the combined "voting power" of Star Banc's then outstanding securities, excluding "voting power" exercisable on a contingent or deferred basis; or,

(d) When a tender offer, pursuant to Regulation 14D promulgated by the Securities and Exchange Commission under the Exchange Act is consummated resulting in a "person" (as such term is used in Sections 13(d) and 14(d) of the Exchange Act) becoming the beneficial owner of thirty-five percent (35%) or more of the combined "voting power" of Star Banc's then outstanding securities, excluding "voting power" exercisable on a contingent or deferred basis; or,

(e) When those persons serving as Original Directors and/or their Successors do not constitute a majority of the whole Board of Directors of Star Banc.

1.2 Cause means conviction for the commission of a felony or removal from office by order of the Comptroller of the Currency, Federal Reserve Board, or other appropriate agency.

1.3 Date of Termination means the date the Executive's employment is terminated under this Agreement whether by the Company or by the Executive.

1.4 Disability means disability as such term is defined in the Star Banc Salary Continuation Plan.

1.5 Effective Date means the first date after the date hereof on which a Change in Control occurs.

1.6 Employment Agreement means an employment agreement, if any, between the Company and the Executive.

1.7  Good Reason means:

(a) A reduction by the Company in the Executive's base salary as in effect on the date hereof or as the same may be increased from time-to-time or a failure by the Company to increase the Executive's base salary each year during the Protected Period by an amount which at least equals, on a percentage basis, the lesser of: (i) the average percentage increase in base salary for all officers of the Company during the three full calendar years immediately preceding the Change in Control; or (ii) the average percentage increase in base salary for the Executive during the three full calendar years immediately preceding the Change in Control; or

(b) A change in the Executive's reporting responsibilities, titles, job responsibilities or offices which in the Executive's sole opinion result in a diminution of his status, control, or authority as in effect immediately prior to a Change in Control; or

(c) The assignment to the Executive of any positions, duties or responsibilities inconsistent in the sole opinion of the Executive with the Executive's positions, duties and responsibilities or status with the Company immediately prior to the Change in Control or that requires the Executive to travel more than prior to the Change in Control; or

(d) A failure by the Company (i) to continue any cash bonus or other incentive plans in substantially the same form and with the same opportunity levels and perceived potential for obtaining performance objectives, in effect immediately prior to the Change in Control, or (ii) to continue the Executive as a participant in such plans on at least the same basis as the Executive participated in accordance with the plans immediately prior to the Change in Control; or

(e) A requirement by the Company that the Executive be based or perform his duties anywhere other than at the Company's corporate office location either
(i) immediately prior to the Change in Control, or (ii) within one mile of such prior corporate office location if the Company's corporate office location is moved; or

(f) A failure by the Company to continue in effect any benefit, whether or not qualified, or other compensation plan or the Company's failure to provide the Executive with the number of paid vacation days to which he is entitled in accordance with the Company's normal vacation practices with respect to the Executive at the time of the Change in Control; or

(g) An agreement between the Board of Directors of Star Banc and the Executive that employment should be terminated.

For purposes of this Section 1.7, any good faith determination of "Good Reason" made by the Executive shall be conclusive. Anything in this Agreement to the contrary notwithstanding, a termination by the Executive for any reason during the 30-day period immediately following the first anniversary of the Effective Date shall be deemed to be a termination for Good Reason for all purposes of this Agreement.

1.8 Original Directors means those persons serving as Directors of Star Banc on the date of this Agreement.

1.9 Protected Period means the twelve (12) month period immediately following each and every Change in Control.

1.10 Successors means those directors whose election by Star Banc's shareholders has been approved by the vote of at least two-thirds of the Original Directors and previously qualified Successors serving as directors of Star Banc at the time of such election or nomination for election.

1.11 Termination Benefits means those benefits described in Section 2 of the Agreement.

1.12 Subsidiaries means any and all companies at least fifty percent (50%) owned, directly or indirectly, by Star Banc.

2.  Benefits Upon Termination of Employment.

2.1 General. If, during the Protected Period following each Change in Control, the Executive's employment is terminated either (i) by the Company (other than for Cause or Disability), or (ii) by the Executive for Good Reason, then the Executive (or his estate or personal representative), shall be entitled to the Termination Benefits provided in this Section 2.

2.2 Base Salary and Bonus Through Date of Termination. The Company shall promptly pay the Executive his full base salary through the Date of Termination at the rate in effect at the time notice of termination is given. In addition, the Company shall promptly pay the amount of any bonus or incentive for the year in which the Date of Termination occurs (based on the target bonus for the Executive for the year) prorated to the Date of Termination (without application of any denial provisions based on unsatisfactory personal performance or any other reason). The Company shall also pay the Executive for any vacation earned but not taken with such payment being equal to the Executive's calculated daily base salary rate times the applicable days of such vacation.

2.3 Severance Payment. The Company shall pay the Executive a severance payment equal to two (2) times the sum of: (a) the Executive's highest rate of pay, on an annualized basis, established by the Company during the last five years plus (b) the highest bonus earned by the Executive, with respect to any single year, over the last five (5) years. The severance payment shall be made in a lump-sum within thirty (30) days of the Date of Termination.

2.4 Pension Payment. The Company shall pay the Executive a supplemental pension benefit equal to the lump sum benefit which the Executive would be entitled to receive under the Star Banc Employees' Pension Plan if the Executive were 100% vested and had two (2) additional years of service minus the lump sum benefit actually payable to the Executive under the Star Banc Employees' Pension Plan. Payment of this supplemental pension benefit shall be made within thirty (30) days of the Date of Termination.

2.5 Medical Coverage. The Company shall, at its expense, maintain the Executive's life, health and accidental death and disability insurance coverage with the coverages maintained at the higher level in effect either immediately prior to the date of the Change in Control or on the Date of Termination, for a period of two (2) years following the Date of Termination.

2.6 Limitations on Amount of Termination Benefits. In the event that the total value of benefits to the Executive would constitute Excess Parachute Payments within the meaning of Section 280G of the Internal Revenue Code, as amended, when added to payments pursuant to this Section 2, then the payment pursuant to this Section 2 shall be reduced by the amount necessary to cause the Executive to receive one thousand dollars less than 300% of the Executive's Base Amount (as that term is defined in Section 280G of the Internal Revenue Code of 1986) from all payments to the Executive from the Company. In the event the amount of the payments exceeds the amount subsequently determined to have been due, the excess benefits over three times the Base Amount shall constitute a loan by the Company to the Executive, payable on demand by the Company, with interest at a rate equal to 120 percent of the applicable federal rate determined under Section 1274(d) of the Internal Revenue Code of 1986, as amended, compounded semi-annually. If the Termination Benefits are to be reduced, pursuant to the limitation described in this Section 2.6, then the determination of which benefit is to be reduced shall be made solely by the Executive.

2.7 Termination Which Does Not Require Payment Of Termination Benefits. No Termination Benefits need to be provided by the Company to the Executive under this Section 2 if the Executive's employment is terminated:

(a) By the Executive for any reason other than for Good Reason;

(b) By the Company for Cause or Disability; or

(c) By death.

3.New Employment; Reduction of Termination Benefits.

The Termination Benefits provided under Section 2 shall not be treated as damages, but rather shall be treated as severance compensation to which the Executive is entitled. The Executive shall not be required to mitigate the amount of any Termination Benefit provided under Section 2 by seeking other employment or otherwise.

4.Notice of Termination.

Any purported termination by the Company of the Executive's employment for Cause or Disability or by the Executive for Good Reason shall be communicated by notice of termination to the other party. A notice of termination shall include the specific reason for termination relied upon and shall set forth in reasonable detail, the facts and circumstances claimed to provide a basis for termination of employment.

Any dispute by a party hereto regarding a notice of termination delivered to such party must be conveyed to the other party within thirty (30) days after the notice of termination is given. If the particulars of the dispute are not conveyed within the thirty (30) day period, then the disputing party's claims regarding the termination shall be deemed forever waived.

5.Successor; Binding Agreement.

Star Banc will require any successor (whether direct or indirect, by purchase, merger, consolidation or otherwise) to all or substantially all of the business and/or assets of Star Banc expressly to assume and agree to perform this Agreement in the same manner and to the same extent that the Company would be required to perform it if no such succession had taken place (the assumption shall be by agreement in form and substance satisfactory to the Executive). Failure of Star Banc to obtain such agreement prior to the effectiveness of any such succession shall be a breach of this Agreement and shall entitle the Executive, at his election, to Termination Benefits from the Company in the same amount and on the same terms as the Executive would be entitled to hereunder if he terminated his employment for Good Reason, except that for purposes of implementing the foregoing, the date on which any such election becomes effective shall be deemed the Date of Termination. As used in this Agreement, "Company" shall mean the Company and any successor to its business and/or assets as described above or which otherwise becomes bound by all the terms and provision of this Agreement by operation of law.

In addition, as used in this Agreement, "Star Banc" shall mean Star Banc and any successor to its business and/or assets as described above or which otherwise becomes bound by all the terms and provision of this Agreement by operation of law.

This Agreement shall inure to the benefit of and be enforceable by the Executive's personal or legal representatives, executors, administrators, successors, heirs, distributees, devisees and legatees. If the Executive should die while any amount would still be payable to him hereunder if he had continued to live, all such amounts, unless otherwise provided herein, shall be paid in accordance with the terms of this Agreement to his designee or, if there be no such designee, to his estate.

6. Miscellaneous.

6.1 Notice. All notices, elections, waivers and all other communications provided for in this Agreement shall be in writing and shall be deemed to have been duly given when delivered or mailed by United States certified mail, return receipt requested, postage prepaid, to such address as either party may have furnished to the other in writing in accordance herewith, except that notices of change of address shall be effective only upon receipt.

6.2 No Waiver. No provision of this Agreement may be modified, waived or discharged unless such waiver, modification or discharge is agreed to in writing signed by the Executive and the Chief Executive Officer of the Company. No waiver by either party at any time of any breach by the other party of, or compliance with, any condition or provision of this Agreement to be performed by such other party shall be deemed a waiver of similar or dissimilar provisions or conditions at the same or at any prior or subsequent time. No agreements or representations, oral or otherwise, express or implied, with respect to the subject matter hereof have been made by either party which are not set forth expressly in this Agreement.

6.3 Indemnification. If litigation shall be brought to enforce or interpret any provision contained herein, the Company hereby agrees to indemnify the Executive for his attorney's fees and disbursement incurred in such litigation, and hereby agrees to pay prejudgment interest on any money judgment obtained by the Executive, calculated at the prime interest rate announced as such by the Wall Street Journal from time-to-time, from the earliest date that payment(s) to him should have been made under this Agreement. If the Wall Street Journal announces two or more rates as the prime rate, then the highest rate shall be used.

6.4 Payment Obligations Absolute. The Company's obligation to pay the Executive the compensation and to make the arrangements provided herein shall be absolute and unconditional and shall not be affected by any circumstances, including, without limitation, any set-off, counterclaim, recoupment, defense or other right which the Company may have against the Executive or any third party. All amounts payable by the Company hereunder shall be paid without notice or demand. Each and every payment made hereunder by the Company shall be final and the Company will not seek, nor permit its subsidiaries, affiliates, successors or assigns to seek, to recover all or any part of such payment from the Executive or from whosoever may be entitled thereto, for any reason whatsoever.

6.5 Term of Agreement. The term of this Agreement shall continue for an initial period of three (3) years from the date of this Agreement. On each anniversary of this Agreement, the term shall be extended for an additional year unless prior to an anniversary date Star Banc's Board of Directors cause a notice of nonrenewal to be sent to the Executive. Any Termination Benefits due pursuant to this Agreement shall continue to be an obligation of the Company and enforceable by the Executive until paid in full.

6.6 Controlling Law. This Agreement shall be governed by and construed in accordance with the laws of the State of Ohio.

6.7 Interpretation of Agreement. In the event of any ambiguity, vagueness or other matter involving the interpretation or meaning of this Agreement, this Agreement shall be construed liberally so as to provide to the Executive the full benefits set out herein.

6.8 Severability. Each section, subsection or paragraph of this Agreement shall be deemed severable and if for any reason any portion of this Agreement is unenforceable, invalid or contrary to any existing or future law, such unenforceability or invalidity shall not affect the applicability or validity of any other portion of this Agreement.

6.9 U.S. Dollars. All payments required to be made under this Agreement shall be made in United States Dollars.

6.10 Employment Agreement. Any benefits provided to the Executive under this Agreement will, unless specifically stated otherwise in this Agreement, be in addition to and not in lieu of any benefits that may be provided the Executive under an Employment Agreement, if any, with the Company.

Nothing in this Agreement is to be deemed to give the Company the right to take any action or engage in any omission with respect to the Executive at any time when any such action or omission is not permissible and proper under any Employment Agreement if then in force. Similarly, except as provided otherwise in this Agreement, nothing in this Agreement is to be deemed to give the Executive the right to take any action or engage in any omission with respect to the Company at any time when any such act or omission is not permissible and proper under any Employment Agreement if then in force.

This Agreement shall continue in force so long as the Executive remains employed by the Company and shall not be affected by any termination of any Employment Agreement.

6.11 Footnotes, Title and Captions. All footnotes or section, subsection or paragraph titles or captions contained in this Agreement are for convenience only and shall not be deemed part of the text of this Agreement.


IN WITNESS WHEREOF, this Agreement has been executed as of the day and year first above written.

Attest: STAR BANC CORPORATION, on behalf of itself and each Subsidiary

                                   By:
Name
                                             Stephen E. Smith
Title                                        Name
                                             Senior Vice President
                                             Title

                      EXECUTIVE SEVERANCE AGREEMENT


This Executive Severance Agreement (hereinafter called the "Agreement"), made as of the 14th day of December, 1993, between Star Banc Corporation, an Ohio corporation (hereinafter called "Star Banc") and its Subsidiaries
(hereinafter individually and collectively called the "Company"), and Jerome
C. Kohlhepp (hereinafter called the "Executive").

                               WITNESSETH:


WHEREAS, the Company considers the recruitment and maintenance of sound and vital management to be essential to protecting and enhancing its best interests and those of its shareholders; and

WHEREAS, the Company recognizes that it is in an industry where there is a strong potential for a change in control and that the potential for a change in control may make it difficult to hire and retain strong management personnel; and

WHEREAS, the Company recognizes that the possibility of a change in control of Star Banc may exist and that, in the event negotiations are commenced to bring about such a change in control, uncertainty and questions may arise among management that could result in the distraction or departure of management personnel to the detriment of the Company and the shareholders; and

WHEREAS, the Company has determined that appropriate steps should be taken to reinforce and encourage the Executive's continued attention and dedication as an executive officer to his assigned duties without distraction in the face of potentially disruptive circumstances arising from the possibility of a change in control of Star Banc;

NOW THEREFORE, the Company and the Executive do hereby agree as follows:

1.  Definitions

The following words and terms as used herein shall have the following meaning:

1.1 Change in Control. A "Change in Control" of Star Banc shall be deemed to have occurred:

(a) Upon the filing with the Secretary of State of the State of Ohio of a certificate of merger or certificate of consolidation with respect to a merger or a consolidation in which Star Banc is a "constituent corporation" or upon the consummation of a "combination" or "majority share acquisition" in which Star Banc is the "acquiring corporation" (as such terms are defined in Ohio Rev. Code Section 1701.01 as in effect on September 26, 1989) and in which Star Banc's shareholders immediately prior to entering into such agreement will beneficially own, immediately after the effective time of the merger, consolidation, combination or majority share acquisition, securities of Star Banc or any surviving or new corporation having less than sixty-five percent (65%) of the "voting power" of Star Banc or any surviving or new corporation, including "voting power" exercisable on a contingent or deferred basis as well as immediately exercisable "voting power"; or,

(b) Upon the consummation of a sale, lease, exchange or other transfer or disposition by Star Banc of all or substantially all its assets to any "person" (as such term is used in Sections 13(d) and 14(d) of the Securities Exchange Act of 1934, as amended and in effect on September 26, 1989 (hereinafter called the "Exchange Act") other than to one (1) or more wholly owned Subsidiaries, or upon the consummation of sales, lease, exchange or other transfer or disposition by one (1) or more of the Subsidiaries of all or substantially all the assets of Star Banc and its Subsidiaries, on a consolidated basis, other than to other wholly owned Subsidiaries; provided, however, that the mortgage or pledge of all or substantially all of Star Banc's assets or of all or substantially all the assets of Star Banc and its Subsidiaries, on a consolidated basis, in connection with a bona fide financing shall not constitute a "Change in Control"; or,

(c) When any "person" (as such term is used in Sections 13(d) and 14(d) of the Exchange Act) is or becomes the "beneficial owner" (as defined in Rule 13d-3 under the Exchange Act) directly or indirectly, of thirty-five percent (35%) or more of the combined "voting power" of Star Banc's then outstanding securities, excluding "voting power" exercisable on a contingent or deferred basis; or,

(d) When a tender offer, pursuant to Regulation 14D promulgated by the Securities and Exchange Commission under the Exchange Act is consummated resulting in a "person" (as such term is used in Sections 13(d) and 14(d) of the Exchange Act) becoming the beneficial owner of thirty-five percent (35%) or more of the combined "voting power" of Star Banc's then outstanding securities, excluding "voting power" exercisable on a contingent or deferred basis; or,

(e) When those persons serving as Original Directors and/or their Successors do not constitute a majority of the whole Board of Directors of Star Banc.

1.2 Cause means conviction for the commission of a felony or removal from office by order of the Comptroller of the Currency, Federal Reserve Board, or other appropriate agency.

1.3 Date of Termination means the date the Executive's employment is terminated under this Agreement whether by the Company or by the Executive.

1.4 Disability means disability as such term is defined in the Star Banc Salary Continuation Plan.

1.5 Effective Date means the first date after the date hereof on which a Change in Control occurs.

1.6 Employment Agreement means an employment agreement, if any, between the Company and the Executive.

1.7 Good Reason means:

(a) A reduction by the Company in the Executive's base salary as in effect on the date hereof or as the same may be increased from time-to-time or a failure by the Company to increase the Executive's base salary each year during the Protected Period by an amount which at least equals, on a percentage basis, the lesser of: (i) the average percentage increase in base salary for all officers of the Company during the three full calendar years immediately preceding the Change in Control; or (ii) the average percentage increase in base salary for the Executive during the three full calendar years immediately preceding the Change in Control; or

(b) A change in the Executive's reporting responsibilities, titles, job responsibilities or offices which in the Executive's sole opinion result in a diminution of his status, control, or authority as in effect immediately prior to a Change in Control; or

(c) The assignment to the Executive of any positions, duties or responsibilities inconsistent in the sole opinion of the Executive with the Executive's positions, duties and responsibilities or status with the Company immediately prior to the Change in Control or that requires the Executive to travel more than prior to the Change in Control; or

(d) A failure by the Company (i) to continue any cash bonus or other incentive plans in substantially the same form and with the same opportunity levels and perceived potential for obtaining performance objectives, in effect immediately prior to the Change in Control, or (ii) to continue the Executive as a participant in such plans on at least the same basis as the Executive participated in accordance with the plans immediately prior to the Change in Control; or

(e) A requirement by the Company that the Executive be based or perform his duties anywhere other than at the Company's corporate office location either
(i) immediately prior to the Change in Control, or (ii) within one mile of such prior corporate office location if the Company's corporate office location is moved; or

(f) A failure by the Company to continue in effect any benefit, whether or not qualified, or other compensation plan or the Company's failure to provide the Executive with the number of paid vacation days to which he is entitled in accordance with the Company's normal vacation practices with respect to the Executive at the time of the Change in Control; or

(g) An agreement between the Board of Directors of Star Banc and the Executive that employment should be terminated.

For purposes of this Section 1.7, any good faith determination of "Good Reason" made by the Executive shall be conclusive. Anything in this Agreement to the contrary notwithstanding, a termination by the Executive for any reason during the 30-day period immediately following the first anniversary of the Effective Date shall be deemed to be a termination for Good Reason for all purposes of this Agreement.

1.8 Original Directors means those persons serving as Directors of Star Banc on the date of this Agreement.

1.9 Protected Period means the twelve (12) month period immediately following each and every Change in Control.

1.10 Successors means those directors whose election by Star Banc's shareholders has been approved by the vote of at least two-thirds of the Original Directors and previously qualified Successors serving as directors of Star Banc at the time of such election or nomination for election.

1.11 Termination Benefits means those benefits described in Section 2 of the Agreement.

1.12 Subsidiaries means any and all companies at least fifty percent (50%) owned, directly or indirectly, by Star Banc.

2.   Benefits Upon Termination of Employment.

2.1 General. If, during the Protected Period following each Change in Control, the Executive's employment is terminated either (i) by the Company (other than for Cause or Disability), or (ii) by the Executive for Good Reason, then the Executive (or his estate or personal representative), shall be entitled to the Termination Benefits provided in this Section 2.

2.2 Base Salary and Bonus Through Date of Termination. The Company shall promptly pay the Executive his full base salary through the Date of Termination at the rate in effect at the time notice of termination is given. In addition, the Company shall promptly pay the amount of any bonus or incentive for the year in which the Date of Termination occurs (based on the target bonus for the Executive for the year) prorated to the Date of Termination (without application of any denial provisions based on unsatisfactory personal performance or any other reason). The Company shall also pay the Executive for any vacation earned but not taken with such payment being equal to the Executive's calculated daily base salary rate times the applicable days of such vacation.

2.3 Severance Payment. The Company shall pay the Executive a severance payment equal to two (2) times the sum of: (a) the Executive's highest rate of pay, on an annualized basis, established by the Company during the last five years plus (b) the highest bonus earned by the Executive, with respect to any single year, over the last five (5) years. The severance payment shall be made in a lump-sum within thirty (30) days of the Date of Termination.

2.4 Pension Payment. The Company shall pay the Executive a supplemental pension benefit equal to the lump sum benefit which the Executive would be entitled to receive under the Star Banc Employees' Pension Plan if the Executive were 100% vested and had two (2) additional years of service minus the lump sum benefit actually payable to the Executive under the Star Banc Employees' Pension Plan. Payment of this supplemental pension benefit shall be made within thirty (30) days of the Date of Termination.

2.5 Medical Coverage. The Company shall, at its expense, maintain the Executive's life, health and accidental death and disability insurance coverage with the coverages maintained at the higher level in effect either immediately prior to the date of the Change in Control or on the Date of Termination, for a period of two (2) years following the Date of Termination.

2.6 Limitations on Amount of Termination Benefits. In the event that the total value of benefits to the Executive would constitute Excess Parachute Payments within the meaning of Section 280G of the Internal Revenue Code, as amended, when added to payments pursuant to this Section 2, then the payment pursuant to this Section 2 shall be reduced by the amount necessary to cause the Executive to receive one thousand dollars less than 300% of the Executive's Base Amount (as that term is defined in Section 280G of the Internal Revenue Code of 1986) from all payments to the Executive from the Company. In the event the amount of the payments exceeds the amount subsequently determined to have been due, the excess benefits over three times the Base Amount shall constitute a loan by the Company to the Executive, payable on demand by the Company, with interest at a rate equal to 120 percent of the applicable federal rate determined under Section 1274(d) of the Internal Revenue Code of 1986, as amended, compounded semi-annually. If the Termination Benefits are to be reduced, pursuant to the limitation described in this Section 2.6, then the determination of which benefit is to be reduced shall be made solely by the Executive.

2.7 Termination Which Does Not Require Payment Of Termination Benefits. No Termination Benefits need to be provided by the Company to the Executive under this Section 2 if the Executive's employment is terminated:

(a)  By the Executive for any reason other than for Good Reason;

(b)  By the Company for Cause or Disability; or

(c)  By death.

3.   New Employment; Reduction of Termination Benefits.

The Termination Benefits provided under Section 2 shall not be treated as damages, but rather shall be treated as severance compensation to which the Executive is entitled. The Executive shall not be required to mitigate the amount of any Termination Benefit provided under Section 2 by seeking other employment or otherwise.

4.Notice of Termination.

Any purported termination by the Company of the Executive's employment for Cause or Disability or by the Executive for Good Reason shall be communicated by notice of termination to the other party. A notice of termination shall include the specific reason for termination relied upon and shall set forth in reasonable detail, the facts and circumstances claimed to provide a basis for termination of employment.

Any dispute by a party hereto regarding a notice of termination delivered to such party must be conveyed to the other party within thirty (30) days after the notice of termination is given. If the particulars of the dispute are not conveyed within the thirty (30) day period, then the disputing party's claims regarding the termination shall be deemed forever waived.

5. Successor; Binding Agreement.

Star Banc will require any successor (whether direct or indirect, by purchase, merger, consolidation or otherwise) to all or substantially all of the business and/or assets of Star Banc expressly to assume and agree to perform this Agreement in the same manner and to the same extent that the Company would be required to perform it if no such succession had taken place (the assumption shall be by agreement in form and substance satisfactory to the Executive). Failure of Star Banc to obtain such agreement prior to the effectiveness of any such succession shall be a breach of this Agreement and shall entitle the Executive, at his election, to Termination Benefits from the Company in the same amount and on the same terms as the Executive would be entitled to hereunder if he terminated his employment for Good Reason, except that for purposes of implementing the foregoing, the date on which any such election becomes effective shall be deemed the Date of Termination. As used in this Agreement, "Company" shall mean the Company and any successor to its business and/or assets as described above or which otherwise becomes bound by all the terms and provision of this Agreement by operation of law.

In addition, as used in this Agreement, "Star Banc" shall mean Star Banc and any successor to its business and/or assets as described above or which otherwise becomes bound by all the terms and provision of this Agreement by operation of law.

This Agreement shall inure to the benefit of and be enforceable by the Executive's personal or legal representatives, executors, administrators, successors, heirs, distributees, devisees and legatees. If the Executive should die while any amount would still be payable to him hereunder if he had continued to live, all such amounts, unless otherwise provided herein, shall be paid in accordance with the terms of this Agreement to his designee or, if there be no such designee, to his estate.

6.  Miscellaneous.

6.1 Notice. All notices, elections, waivers and all other communications provided for in this Agreement shall be in writing and shall be deemed to have been duly given when delivered or mailed by United States certified mail, return receipt requested, postage prepaid, to such address as either party may have furnished to the other in writing in accordance herewith, except that notices of change of address shall be effective only upon receipt.

6.2 No Waiver. No provision of this Agreement may be modified, waived or discharged unless such waiver, modification or discharge is agreed to in writing signed by the Executive and the Chief Executive Officer of the Company. No waiver by either party at any time of any breach by the other party of, or compliance with, any condition or provision of this Agreement to be performed by such other party shall be deemed a waiver of similar or dissimilar provisions or conditions at the same or at any prior or subsequent time. No agreements or representations, oral or otherwise, express or implied, with respect to the subject matter hereof have been made by either party which are not set forth expressly in this Agreement.

6.3 Indemnification. If litigation shall be brought to enforce or interpret any provision contained herein, the Company hereby agrees to indemnify the Executive for his attorney's fees and disbursement incurred in such litigation, and hereby agrees to pay prejudgment interest on any money judgment obtained by the Executive, calculated at the prime interest rate announced as such by the Wall Street Journal from time-to-time, from the earliest date that payment(s) to him should have been made under this Agreement. If the Wall Street Journal announces two or more rates as the prime rate, then the highest rate shall be used.

6.4 Payment Obligations Absolute. The Company's obligation to pay the Executive the compensation and to make the arrangements provided herein shall be absolute and unconditional and shall not be affected by any circumstances, including, without limitation, any set-off, counterclaim, recoupment, defense or other right which the Company may have against the Executive or any third party. All amounts payable by the Company hereunder shall be paid without notice or demand. Each and every payment made hereunder by the Company shall be final and the Company will not seek, nor permit its subsidiaries, affiliates, successors or assigns to seek, to recover all or any part of such payment from the Executive or from whosoever may be entitled thereto, for any reason whatsoever.

6.5 Term of Agreement. The term of this Agreement shall continue for an initial period of three (3) years from the date of this Agreement. On each anniversary of this Agreement, the term shall be extended for an additional year unless prior to an anniversary date Star Banc's Board of Directors cause a notice of nonrenewal to be sent to the Executive. Any Termination Benefits due pursuant to this Agreement shall continue to be an obligation of the Company and enforceable by the Executive until paid in full.

6.6 Controlling Law. This Agreement shall be governed by and construed in accordance with the laws of the State of Ohio.

6.7 Interpretation of Agreement. In the event of any ambiguity, vagueness or other matter involving the interpretation or meaning of this Agreement, this Agreement shall be construed liberally so as to provide to the Executive the full benefits set out herein.

6.8 Severability. Each section, subsection or paragraph of this Agreement shall be deemed severable and if for any reason any portion of this Agreement is unenforceable, invalid or contrary to any existing or future law, such unenforceability or invalidity shall not affect the applicability or validity of any other portion of this Agreement.

6.9 U.S. Dollars. All payments required to be made under this Agreement shall be made in United States Dollars.

6.10 Employment Agreement. Any benefits provided to the Executive under this Agreement will, unless specifically stated otherwise in this Agreement, be in addition to and not in lieu of any benefits that may be provided the Executive under an Employment Agreement, if any, with the Company.

Nothing in this Agreement is to be deemed to give the Company the right to take any action or engage in any omission with respect to the Executive at any time when any such action or omission is not permissible and proper under any Employment Agreement if then in force. Similarly, except as provided otherwise in this Agreement, nothing in this Agreement is to be deemed to give the Executive the right to take any action or engage in any omission with respect to the Company at any time when any such act or omission is not permissible and proper under any Employment Agreement if then in force.

This Agreement shall continue in force so long as the Executive remains employed by the Company and shall not be affected by any termination of any Employment Agreement.

6.11 Footnotes, Title and Captions. All footnotes or section, subsection or paragraph titles or captions contained in this Agreement are for convenience only and shall not be deemed part of the text of this Agreement.


IN WITNESS WHEREOF, this Agreement has been executed as of the day and year first above written.

Attest:STAR BANC CORPORATION, on behalf of itself and each Subsidiary

                                         By:
Name
                                      Stephen E. Smith
Title                                 Name
                                      Senior Vice President
                                      Title


                                      EXECUTIVE

                                      Name

                           EXECUTIVE SEVERANCE AGREEMENT


This Executive Severance Agreement (hereinafter called the "Agreement"), made as of the 14th day of December, 1993, between Star Banc Corporation, an Ohio corporation (hereinafter called "Star Banc") and its Subsidiaries
(hereinafter individually and collectively called the "Company"), and Thomas
J. Lakin (hereinafter called the "Executive").

                                  WITNESSETH:


WHEREAS, the Company considers the recruitment and maintenance of sound and vital management to be essential to protecting and enhancing its best interests and those of its shareholders; and

WHEREAS, the Company recognizes that it is in an industry where there is a strong potential for a change in control and that the potential for a change in control may make it difficult to hire and retain strong management personnel; and

WHEREAS, the Company recognizes that the possibility of a change in control of Star Banc may exist and that, in the event negotiations are commenced to bring about such a change in control, uncertainty and questions may arise among management that could result in the distraction or departure of management personnel to the detriment of the Company and the shareholders; and

WHEREAS, the Company has determined that appropriate steps should be taken to reinforce and encourage the Executive's continued attention and dedication as an executive officer to his assigned duties without distraction in the face of potentially disruptive circumstances arising from the possibility of a change in control of Star Banc;

NOW THEREFORE, the Company and the Executive do hereby agree as follows:

1. Definitions

The following words and terms as used herein shall have the following meaning:

1.1 Change in Control. A "Change in Control" of Star Banc shall be deemed to have occurred:

(a) Upon the filing with the Secretary of State of the State of Ohio of a certificate of merger or certificate of consolidation with respect to a merger or a consolidation in which Star Banc is a "constituent corporation" or upon the consummation of a "combination" or "majority share acquisition" in which Star Banc is the "acquiring corporation" (as such terms are defined in Ohio Rev. Code Section 1701.01 as in effect on September 26, 1989) and in which Star Banc's shareholders immediately prior to entering into such agreement will beneficially own, immediately after the effective time of the merger, consolidation, combination or majority share acquisition, securities of Star Banc or any surviving or new corporation having less than sixty-five percent (65%) of the "voting power" of Star Banc or any surviving or new corporation, including "voting power" exercisable on a contingent or deferred basis as well as immediately exercisable "voting power"; or,

(b) Upon the consummation of a sale, lease, exchange or other transfer or disposition by Star Banc of all or substantially all its assets to any "person" (as such term is used in Sections 13(d) and 14(d) of the Securities Exchange Act of 1934, as amended and in effect on September 26, 1989 (hereinafter called the "Exchange Act") other than to one (1) or more wholly owned Subsidiaries, or upon the consummation of sales, lease, exchange or other transfer or disposition by one (1) or more of the Subsidiaries of all or substantially all the assets of Star Banc and its Subsidiaries, on a consolidated basis, other than to other wholly owned Subsidiaries; provided, however, that the mortgage or pledge of all or substantially all of Star Banc's assets or of all or substantially all the assets of Star Banc and its Subsidiaries, on a consolidated basis, in connection with a bona fide financing shall not constitute a "Change in Control"; or,

(c) When any "person" (as such term is used in Sections 13(d) and 14(d) of the Exchange Act) is or becomes the "beneficial owner" (as defined in Rule 13d-3 under the Exchange Act) directly or indirectly, of thirty-five percent (35%) or more of the combined "voting power" of Star Banc's then outstanding securities, excluding "voting power" exercisable on a contingent or deferred basis; or,

(d) When a tender offer, pursuant to Regulation 14D promulgated by the Securities and Exchange Commission under the Exchange Act is consummated resulting in a "person" (as such term is used in Sections 13(d) and 14(d) of the Exchange Act) becoming the beneficial owner of thirty-five percent (35%) or more of the combined "voting power" of Star Banc's then outstanding securities, excluding "voting power" exercisable on a contingent or deferred basis; or,

(e) When those persons serving as Original Directors and/or their Successors do not constitute a majority of the whole Board of Directors of Star Banc.

1.2 Cause means conviction for the commission of a felony or removal from office by order of the Comptroller of the Currency, Federal Reserve Board, or other appropriate agency.

1.3 Date of Termination means the date the Executive's employment is terminated under this Agreement whether by the Company or by the Executive.

1.4 Disability means disability as such term is defined in the Star Banc Salary Continuation Plan.

1.5 Effective Date means the first date after the date hereof on which a Change in Control occurs.

1.6 Employment Agreement means an employment agreement, if any, between the Company and the Executive.

1.7 Good Reason means:

(a) A reduction by the Company in the Executive's base salary as in effect on the date hereof or as the same may be increased from time-to-time or a failure by the Company to increase the Executive's base salary each year during the Protected Period by an amount which at least equals, on a percentage basis, the lesser of: (i) the average percentage increase in base salary for all officers of the Company during the three full calendar years immediately preceding the Change in Control; or (ii) the average percentage increase in base salary for the Executive during the three full calendar years immediately preceding the Change in Control; or

(b) A change in the Executive's reporting responsibilities, titles, job responsibilities or offices which in the Executive's sole opinion result in a diminution of his status, control, or authority as in effect immediately prior to a Change in Control; or

(c) The assignment to the Executive of any positions, duties or responsibilities inconsistent in the sole opinion of the Executive with the Executive's positions, duties and responsibilities or status with the Company immediately prior to the Change in Control or that requires the Executive to travel more than prior to the Change in Control; or

(d) A failure by the Company (i) to continue any cash bonus or other incentive plans in substantially the same form and with the same opportunity levels and perceived potential for obtaining performance objectives, in effect immediately prior to the Change in Control, or (ii) to continue the Executive as a participant in such plans on at least the same basis as the Executive participated in accordance with the plans immediately prior to the Change in Control; or

(e) A requirement by the Company that the Executive be based or perform his duties anywhere other than at the Company's corporate office location either
(i) immediately prior to the Change in Control, or (ii) within one mile of such prior corporate office location if the Company's corporate office location is moved; or

(f) A failure by the Company to continue in effect any benefit, whether or not qualified, or other compensation plan or the Company's failure to provide the Executive with the number of paid vacation days to which he is entitled in accordance with the Company's normal vacation practices with respect to the Executive at the time of the Change in Control; or

(g) An agreement between the Board of Directors of Star Banc and the Executive that employment should be terminated.

For purposes of this Section 1.7, any good faith determination of "Good Reason" made by the Executive shall be conclusive. Anything in this Agreement to the contrary notwithstanding, a termination by the Executive for any reason during the 30-day period immediately following the first anniversary of the Effective Date shall be deemed to be a termination for Good Reason for all purposes of this Agreement.

1.8 Original Directors means those persons serving as Directors of Star Banc on the date of this Agreement.

1.9 Protected Period means the twelve (12) month period immediately following each and every Change in Control.

1.10 Successors means those directors whose election by Star Banc's shareholders has been approved by the vote of at least two-thirds of the Original Directors and previously qualified Successors serving as directors of Star Banc at the time of such election or nomination for election.

1.11 Termination Benefits means those benefits described in Section 2 of the Agreement.

1.12 Subsidiaries means any and all companies at least fifty percent (50%) owned, directly or indirectly, by Star Banc.

2.  Benefits Upon Termination of Employment.

2.1 General. If, during the Protected Period following each Change in Control, the Executive's employment is terminated either (i) by the Company (other than for Cause or Disability), or (ii) by the Executive for Good Reason, then the Executive (or his estate or personal representative), shall be entitled to the Termination Benefits provided in this Section 2.

2.2 Base Salary and Bonus Through Date of Termination. The Company shall promptly pay the Executive his full base salary through the Date of Termination at the rate in effect at the time notice of termination is given. In addition, the Company shall promptly pay the amount of any bonus or incentive for the year in which the Date of Termination occurs (based on the target bonus for the Executive for the year) prorated to the Date of Termination (without application of any denial provisions based on unsatisfactory personal performance or any other reason). The Company shall also pay the Executive for any vacation earned but not taken with such payment being equal to the Executive's calculated daily base salary rate times the applicable days of such vacation.

2.3 Severance Payment. The Company shall pay the Executive a severance payment equal to two (2) times the sum of: (a) the Executive's highest rate of pay, on an annualized basis, established by the Company during the last five years plus (b) the highest bonus earned by the Executive, with respect to any single year, over the last five (5) years. The severance payment shall be made in a lump-sum within thirty (30) days of the Date of Termination.

2.4 Pension Payment. The Company shall pay the Executive a supplemental pension benefit equal to the lump sum benefit which the Executive would be entitled to receive under the Star Banc Employees' Pension Plan if the Executive were 100% vested and had two (2) additional years of service minus the lump sum benefit actually payable to the Executive under the Star Banc Employees' Pension Plan. Payment of this supplemental pension benefit shall be made within thirty (30) days of the Date of Termination.

2.5 Medical Coverage. The Company shall, at its expense, maintain the Executive's life, health and accidental death and disability insurance coverage with the coverages maintained at the higher level in effect either immediately prior to the date of the Change in Control or on the Date of Termination, for a period of two (2) years following the Date of Termination.

2.6 Limitations on Amount of Termination Benefits. In the event that the total value of benefits to the Executive would constitute Excess Parachute Payments within the meaning of Section 280G of the Internal Revenue Code, as amended, when added to payments pursuant to this Section 2, then the payment pursuant to this Section 2 shall be reduced by the amount necessary to cause the Executive to receive one thousand dollars less than 300% of the Executive's Base Amount (as that term is defined in Section 280G of the Internal Revenue Code of 1986) from all payments to the Executive from the Company. In the event the amount of the payments exceeds the amount subsequently determined to have been due, the excess benefits over three times the Base Amount shall constitute a loan by the Company to the Executive, payable on demand by the Company, with interest at a rate equal to 120 percent of the applicable federal rate determined under Section 1274(d) of the Internal Revenue Code of 1986, as amended, compounded semi-annually. If the Termination Benefits are to be reduced, pursuant to the limitation described in this Section 2.6, then the determination of which benefit is to be reduced shall be made solely by the Executive.

2.7 Termination Which Does Not Require Payment Of Termination Benefits. No Termination Benefits need to be provided by the Company to the Executive under this Section 2 if the Executive's employment is terminated:

(a) By the Executive for any reason other than for Good Reason;

(b) By the Company for Cause or Disability; or

(c) By death.

3. New Employment; Reduction of Termination Benefits.

The Termination Benefits provided under Section 2 shall not be treated as damages, but rather shall be treated as severance compensation to which the Executive is entitled. The Executive shall not be required to mitigate the amount of any Termination Benefit provided under Section 2 by seeking other employment or otherwise.

4. Notice of Termination.

Any purported termination by the Company of the Executive's employment for Cause or Disability or by the Executive for Good Reason shall be communicated by notice of termination to the other party. A notice of termination shall include the specific reason for termination relied upon and shall set forth in reasonable detail, the facts and circumstances claimed to provide a basis for termination of employment.

Any dispute by a party hereto regarding a notice of termination delivered to such party must be conveyed to the other party within thirty (30) days after the notice of termination is given. If the particulars of the dispute are not conveyed within the thirty (30) day period, then the disputing party's claims regarding the termination shall be deemed forever waived.

5.Successor; Binding Agreement.

Star Banc will require any successor (whether direct or indirect, by purchase, merger, consolidation or otherwise) to all or substantially all of the business and/or assets of Star Banc expressly to assume and agree to perform this Agreement in the same manner and to the same extent that the Company would be required to perform it if no such succession had taken place (the assumption shall be by agreement in form and substance satisfactory to the Executive). Failure of Star Banc to obtain such agreement prior to the effectiveness of any such succession shall be a breach of this Agreement and shall entitle the Executive, at his election, to Termination Benefits from the Company in the same amount and on the same terms as the Executive would be entitled to hereunder if he terminated his employment for Good Reason, except that for purposes of implementing the foregoing, the date on which any such election becomes effective shall be deemed the Date of Termination. As used in this Agreement, "Company" shall mean the Company and any successor to its business and/or assets as described above or which otherwise becomes bound by all the terms and provision of this Agreement by operation of law.

In addition, as used in this Agreement, "Star Banc" shall mean Star Banc and any successor to its business and/or assets as described above or which otherwise becomes bound by all the terms and provision of this Agreement by operation of law.

This Agreement shall inure to the benefit of and be enforceable by the Executive's personal or legal representatives, executors, administrators, successors, heirs, distributees, devisees and legatees. If the Executive should die while any amount would still be payable to him hereunder if he had continued to live, all such amounts, unless otherwise provided herein, shall be paid in accordance with the terms of this Agreement to his designee or, if there be no such designee, to his estate.

6.Miscellaneous.

6.1 Notice. All notices, elections, waivers and all other communications provided for in this Agreement shall be in writing and shall be deemed to have been duly given when delivered or mailed by United States certified mail, return receipt requested, postage prepaid, to such address as either party may have furnished to the other in writing in accordance herewith, except that notices of change of address shall be effective only upon receipt.

6.2 No Waiver. No provision of this Agreement may be modified, waived or discharged unless such waiver, modification or discharge is agreed to in writing signed by the Executive and the Chief Executive Officer of the Company. No waiver by either party at any time of any breach by the other party of, or compliance with, any condition or provision of this Agreement to be performed by such other party shall be deemed a waiver of similar or dissimilar provisions or conditions at the same or at any prior or subsequent time. No agreements or representations, oral or otherwise, express or implied, with respect to the subject matter hereof have been made by either party which are not set forth expressly in this Agreement.

6.3 Indemnification. If litigation shall be brought to enforce or interpret any provision contained herein, the Company hereby agrees to indemnify the Executive for his attorney's fees and disbursement incurred in such litigation, and hereby agrees to pay prejudgment interest on any money judgment obtained by the Executive, calculated at the prime interest rate announced as such by the Wall Street Journal from time-to-time, from the earliest date that payment(s) to him should have been made under this Agreement. If the Wall Street Journal announces two or more rates as the prime rate, then the highest rate shall be used.

6.4 Payment Obligations Absolute. The Company's obligation to pay the Executive the compensation and to make the arrangements provided herein shall be absolute and unconditional and shall not be affected by any circumstances, including, without limitation, any set-off, counterclaim, recoupment, defense or other right which the Company may have against the Executive or any third party. All amounts payable by the Company hereunder shall be paid without notice or demand. Each and every payment made hereunder by the Company shall be final and the Company will not seek, nor permit its subsidiaries, affiliates, successors or assigns to seek, to recover all or any part of such payment from the Executive or from whosoever may be entitled thereto, for any reason whatsoever.

6.5 Term of Agreement. The term of this Agreement shall continue for an initial period of three (3) years from the date of this Agreement. On each anniversary of this Agreement, the term shall be extended for an additional year unless prior to an anniversary date Star Banc's Board of Directors cause a notice of nonrenewal to be sent to the Executive. Any Termination Benefits due pursuant to this Agreement shall continue to be an obligation of the Company and enforceable by the Executive until paid in full.

6.6 Controlling Law. This Agreement shall be governed by and construed in accordance with the laws of the State of Ohio.

6.7 Interpretation of Agreement. In the event of any ambiguity, vagueness or other matter involving the interpretation or meaning of this Agreement, this Agreement shall be construed liberally so as to provide to the Executive the full benefits set out herein.

6.8 Severability. Each section, subsection or paragraph of this Agreement shall be deemed severable and if for any reason any portion of this Agreement is unenforceable, invalid or contrary to any existing or future law, such unenforceability or invalidity shall not affect the applicability or validity of any other portion of this Agreement.

6.9 U.S. Dollars. All payments required to be made under this Agreement shall be made in United States Dollars.

6.10Employment Agreement. Any benefits provided to the Executive under this Agreement will, unless specifically stated otherwise in this Agreement, be in addition to and not in lieu of any benefits that may be provided the Executive under an Employment Agreement, if any, with the Company.

Nothing in this Agreement is to be deemed to give the Company the right to take any action or engage in any omission with respect to the Executive at any time when any such action or omission is not permissible and proper under any Employment Agreement if then in force. Similarly, except as provided otherwise in this Agreement, nothing in this Agreement is to be deemed to give the Executive the right to take any action or engage in any omission with respect to the Company at any time when any such act or omission is not permissible and proper under any Employment Agreement if then in force.

This Agreement shall continue in force so long as the Executive remains employed by the Company and shall not be affected by any termination of any Employment Agreement.

6.11 Footnotes, Title and Captions. All footnotes or section, subsection or paragraph titles or captions contained in this Agreement are for convenience only and shall not be deemed part of the text of this Agreement.


IN WITNESS WHEREOF, this Agreement has been executed as of the day and year first above written.

Attest: STAR BANC CORPORATION, on behalf of itself and each Subsidiary

                                       By:
Name                                   Stephen E. Smith
Title
                                       Name
                                       Senior Vice President
                                       Title

                                      EXECUTIVE

                                       Name




                         EXECUTIVE SEVERANCE AGREEMENT


This Executive Severance Agreement (hereinafter called the "Agreement"), made as of the 14th day of December, 1993, between Star Banc Corporation, an Ohio corporation (hereinafter called "Star Banc") and its Subsidiaries
(hereinafter individually and collectively called the "Company"), and Wayne
J. Shircliff (hereinafter called the "Executive").


                                  WITNESSETH:


WHEREAS, the Company considers the recruitment and maintenance of sound and vital management to be essential to protecting and enhancing its best interests and those of its shareholders; and

WHEREAS, the Company recognizes that it is in an industry where there is a strong potential for a change in control and that the potential for a change in control may make it difficult to hire and retain strong management personnel; and

WHEREAS, the Company recognizes that the possibility of a change in control of Star Banc may exist and that, in the event negotiations are commenced to bring about such a change in control, uncertainty and questions may arise among management that could result in the distraction or departure of management personnel to the detriment of the Company and the shareholders; and

WHEREAS, the Company has determined that appropriate steps should be taken to reinforce and encourage the Executive's continued attention and dedication as an executive officer to his assigned duties without distraction in the face of potentially disruptive circumstances arising from the possibility of a change in control of Star Banc;

NOW THEREFORE, the Company and the Executive do hereby agree as follows:

1.Definitions

The following words and terms as used herein shall have the following meaning:

1.1Change in Control. A "Change in Control" of Star Banc shall be deemed to have occurred:

(a) Upon the filing with the Secretary of State of the State of Ohio of a certificate of merger or certificate of consolidation with respect to a merger or a consolidation in which Star Banc is a "constituent corporation" or upon the consummation of a "combination" or "majority share acquisition" in which Star Banc is the "acquiring corporation" (as such terms are defined in Ohio Rev. Code Section 1701.01 as in effect on September 26, 1989) and in which Star Banc's shareholders immediately prior to entering into such agreement will beneficially own, immediately after the effective time of the merger, consolidation, combination or majority share acquisition, securities of Star Banc or any surviving or new corporation having less than sixty-five percent (65%) of the "voting power" of Star Banc or any surviving or new corporation, including "voting power" exercisable on a contingent or deferred basis as well as immediately exercisable "voting power"; or,

(b) Upon the consummation of a sale, lease, exchange or other transfer or disposition by Star Banc of all or substantially all its assets to any "person" (as such term is used in Sections 13(d) and 14(d) of the Securities Exchange Act of 1934, as amended and in effect on September 26, 1989 (hereinafter called the "Exchange Act") other than to one (1) or more wholly owned Subsidiaries, or upon the consummation of sales, lease, exchange or other transfer or disposition by one (1) or more of the Subsidiaries of all or substantially all the assets of Star Banc and its Subsidiaries, on a consolidated basis, other than to other wholly owned Subsidiaries; provided, however, that the mortgage or pledge of all or substantially all of Star Banc's assets or of all or substantially all the assets of Star Banc and its Subsidiaries, on a consolidated basis, in connection with a bona fide financing shall not constitute a "Change in Control"; or,

(c) When any "person" (as such term is used in Sections 13(d) and 14(d) of the Exchange Act) is or becomes the "beneficial owner" (as defined in Rule 13d-3 under the Exchange Act) directly or indirectly, of thirty-five percent (35%) or more of the combined "voting power" of Star Banc's then outstanding securities, excluding "voting power" exercisable on a contingent or deferred basis; or,

(d) When a tender offer, pursuant to Regulation 14D promulgated by the Securities and Exchange Commission under the Exchange Act is consummated resulting in a "person" (as such term is used in Sections 13(d) and 14(d) of the Exchange Act) becoming the beneficial owner of thirty-five percent (35%) or more of the combined "voting power" of Star Banc's then outstanding securities, excluding "voting power" exercisable on a contingent or deferred basis; or,

(e) When those persons serving as Original Directors and/or their Successors do not constitute a majority of the whole Board of Directors of Star Banc.

1.2 Cause means conviction for the commission of a felony or removal from office by order of the Comptroller of the Currency, Federal Reserve Board, or other appropriate agency.

1.3 Date of Termination means the date the Executive's employment is terminated under this Agreement whether by the Company or by the Executive.

1.4 Disability means disability as such term is defined in the Star Banc Salary Continuation Plan.

1.5 Effective Date means the first date after the date hereof on which a Change in Control occurs.

1.6 Employment Agreement means an employment agreement, if any, between the Company and the Executive.

1.7 Good Reason means:

(a) A reduction by the Company in the Executive's base salary as in effect on the date hereof or as the same may be increased from time-to-time or a failure by the Company to increase the Executive's base salary each year during the Protected Period by an amount which at least equals, on a percentage basis, the lesser of: (i) the average percentage increase in base salary for all officers of the Company during the three full calendar years immediately preceding the Change in Control; or (ii) the average percentage increase in base salary for the Executive during the three full calendar years immediately preceding the Change in Control; or

(b) A change in the Executive's reporting responsibilities, titles, job responsibilities or offices which in the Executive's sole opinion result in a diminution of his status, control, or authority as in effect immediately prior to a Change in Control; or

(c) The assignment to the Executive of any positions, duties or responsibilities inconsistent in the sole opinion of the Executive with the Executive's positions, duties and responsibilities or status with the Company immediately prior to the Change in Control or that requires the Executive to travel more than prior to the Change in Control; or

(d) A failure by the Company (i) to continue any cash bonus or other incentive plans in substantially the same form and with the same opportunity levels and perceived potential for obtaining performance objectives, in effect immediately prior to the Change in Control, or (ii) to continue the Executive as a participant in such plans on at least the same basis as the Executive participated in accordance with the plans immediately prior to the Change in Control; or

(e) A requirement by the Company that the Executive be based or perform his duties anywhere other than at the Company's corporate office location either
(i) immediately prior to the Change in Control, or (ii) within one mile of such prior corporate office location if the Company's corporate office location is moved; or

(f) A failure by the Company to continue in effect any benefit, whether or not qualified, or other compensation plan or the Company's failure to provide the Executive with the number of paid vacation days to which he is entitled in accordance with the Company's normal vacation practices with respect to the Executive at the time of the Change in Control; or

(g) An agreement between the Board of Directors of Star Banc and the Executive that employment should be terminated.

For purposes of this Section 1.7, any good faith determination of "Good Reason" made by the Executive shall be conclusive. Anything in this Agreement to the contrary notwithstanding, a termination by the Executive for any reason during the 30-day period immediately following the first anniversary of the Effective Date shall be deemed to be a termination for Good Reason for all purposes of this Agreement.

1.8 Original Directors means those persons serving as Directors of Star Banc on the date of this Agreement.

1.9 Protected Period means the twelve (12) month period immediately following each and every Change in Control.

1.10 Successors means those directors whose election by Star Banc's shareholders has been approved by the vote of at least two-thirds of the Original Directors and previously qualified Successors serving as directors of Star Banc at the time of such election or nomination for election.

1.11 Termination Benefits means those benefits described in Section 2 of the Agreement.

1.12 Subsidiaries means any and all companies at least fifty percent (50%) owned, directly or indirectly, by Star Banc.

2.  Benefits Upon Termination of Employment.

2.1 General. If, during the Protected Period following each Change in Control, the Executive's employment is terminated either (i) by the Company (other than for Cause or Disability), or (ii) by the Executive for Good Reason, then the Executive (or his estate or personal representative), shall be entitled to the Termination Benefits provided in this Section 2.

2.2 Base Salary and Bonus Through Date of Termination. The Company shall promptly pay the Executive his full base salary through the Date of Termination at the rate in effect at the time notice of termination is given. In addition, the Company shall promptly pay the amount of any bonus or incentive for the year in which the Date of Termination occurs (based on the target bonus for the Executive for the year) prorated to the Date of Termination (without application of any denial provisions based on unsatisfactory personal performance or any other reason). The Company shall also pay the Executive for any vacation earned but not taken with such payment being equal to the Executive's calculated daily base salary rate times the applicable days of such vacation.

2.3 Severance Payment. The Company shall pay the Executive a severance payment equal to two (2) times the sum of: (a) the Executive's highest rate of pay, on an annualized basis, established by the Company during the last five years plus (b) the highest bonus earned by the Executive, with respect to any single year, over the last five (5) years. The severance payment shall be made in a lump-sum within thirty (30) days of the Date of Termination.

2.4 Pension Payment. The Company shall pay the Executive a supplemental pension benefit equal to the lump sum benefit which the Executive would be entitled to receive under the Star Banc Employees' Pension Plan if the Executive were 100% vested and had two (2) additional years of service minus the lump sum benefit actually payable to the Executive under the Star Banc Employees' Pension Plan. Payment of this supplemental pension benefit shall be made within thirty (30) days of the Date of Termination.

2.5 Medical Coverage. The Company shall, at its expense, maintain the Executive's life, health and accidental death and disability insurance coverage with the coverages maintained at the higher level in effect either immediately prior to the date of the Change in Control or on the Date of Termination, for a period of two (2) years following the Date of Termination.

2.6 Limitations on Amount of Termination Benefits. In the event that the total value of benefits to the Executive would constitute Excess Parachute Payments within the meaning of Section 280G of the Internal Revenue Code, as amended, when added to payments pursuant to this Section 2, then the payment pursuant to this Section 2 shall be reduced by the amount necessary to cause the Executive to receive one thousand dollars less than 300% of the Executive's Base Amount (as that term is defined in Section 280G of the Internal Revenue Code of 1986) from all payments to the Executive from the Company. In the event the amount of the payments exceeds the amount subsequently determined to have been due, the excess benefits over three times the Base Amount shall constitute a loan by the Company to the Executive, payable on demand by the Company, with interest at a rate equal to 120 percent of the applicable federal rate determined under Section 1274(d) of the Internal Revenue Code of 1986, as amended, compounded semi-annually. If the Termination Benefits are to be reduced, pursuant to the limitation described in this Section 2.6, then the determination of which benefit is to be reduced shall be made solely by the Executive.

2.7 Termination Which Does Not Require Payment Of Termination Benefits. No Termination Benefits need to be provided by the Company to the Executive under this Section 2 if the Executive's employment is terminated:

(a) By the Executive for any reason other than for Good Reason;

(b) By the Company for Cause or Disability; or

(c) By death.

3. New Employment; Reduction of Termination Benefits.

The Termination Benefits provided under Section 2 shall not be treated as damages, but rather shall be treated as severance compensation to which the Executive is entitled. The Executive shall not be required to mitigate the amount of any Termination Benefit provided under Section 2 by seeking other employment or otherwise.

4. Notice of Termination.

Any purported termination by the Company of the Executive's employment for Cause or Disability or by the Executive for Good Reason shall be communicated by notice of termination to the other party. A notice of termination shall include the specific reason for termination relied upon and shall set forth in reasonable detail, the facts and circumstances claimed to provide a basis for termination of employment.

Any dispute by a party hereto regarding a notice of termination delivered to such party must be conveyed to the other party within thirty (30) days after the notice of termination is given. If the particulars of the dispute are not conveyed within the thirty (30) day period, then the disputing party's claims regarding the termination shall be deemed forever waived.

5. Successor; Binding Agreement.

Star Banc will require any successor (whether direct or indirect, by purchase, merger, consolidation or otherwise) to all or substantially all of the business and/or assets of Star Banc expressly to assume and agree to perform this Agreement in the same manner and to the same extent that the Company would be required to perform it if no such succession had taken place (the assumption shall be by agreement in form and substance satisfactory to the Executive). Failure of Star Banc to obtain such agreement prior to the effectiveness of any such succession shall be a breach of this Agreement and shall entitle the Executive, at his election, to Termination Benefits from the Company in the same amount and on the same terms as the Executive would be entitled to hereunder if he terminated his employment for Good Reason, except that for purposes of implementing the foregoing, the date on which any such election becomes effective shall be deemed the Date of Termination. As used in this Agreement, "Company" shall mean the Company and any successor to its business and/or assets as described above or which otherwise becomes bound by all the terms and provision of this Agreement by operation of law.

In addition, as used in this Agreement, "Star Banc" shall mean Star Banc and any successor to its business and/or assets as described above or which otherwise becomes bound by all the terms and provision of this Agreement by operation of law.

This Agreement shall inure to the benefit of and be enforceable by the Executive's personal or legal representatives, executors, administrators, successors, heirs, distributees, devisees and legatees. If the Executive should die while any amount would still be payable to him hereunder if he had continued to live, all such amounts, unless otherwise provided herein, shall be paid in accordance with the terms of this Agreement to his designee or, if there be no such designee, to his estate.

6.  Miscellaneous.

6.1 Notice. All notices, elections, waivers and all other communications provided for in this Agreement shall be in writing and shall be deemed to have been duly given when delivered or mailed by United States certified mail, return receipt requested, postage prepaid, to such address as either party may have furnished to the other in writing in accordance herewith, except that notices of change of address shall be effective only upon receipt.

6.2 No Waiver. No provision of this Agreement may be modified, waived or discharged unless such waiver, modification or discharge is agreed to in writing signed by the Executive and the Chief Executive Officer of the Company. No waiver by either party at any time of any breach by the other party of, or compliance with, any condition or provision of this Agreement to be performed by such other party shall be deemed a waiver of similar or dissimilar provisions or conditions at the same or at any prior or subsequent time. No agreements or representations, oral or otherwise, express or implied, with respect to the subject matter hereof have been made by either party which are not set forth expressly in this Agreement.

6.3 Indemnification. If litigation shall be brought to enforce or interpret any provision contained herein, the Company hereby agrees to indemnify the Executive for his attorney's fees and disbursement incurred in such litigation, and hereby agrees to pay prejudgment interest on any money judgment obtained by the Executive, calculated at the prime interest rate announced as such by the Wall Street Journal from time-to-time, from the earliest date that payment(s) to him should have been made under this Agreement. If the Wall Street Journal announces two or more rates as the prime rate, then the highest rate shall be used.

6.4 Payment Obligations Absolute. The Company's obligation to pay the Executive the compensation and to make the arrangements provided herein shall be absolute and unconditional and shall not be affected by any circumstances, including, without limitation, any set-off, counterclaim, recoupment, defense or other right which the Company may have against the Executive or any third party. All amounts payable by the Company hereunder shall be paid without notice or demand. Each and every payment made hereunder by the Company shall be final and the Company will not seek, nor permit its subsidiaries, affiliates, successors or assigns to seek, to recover all or any part of such payment from the Executive or from whosoever may be entitled thereto, for any reason whatsoever.

6.5 Term of Agreement. The term of this Agreement shall continue for an initial period of three (3) years from the date of this Agreement. On each anniversary of this Agreement, the term shall be extended for an additional year unless prior to an anniversary date Star Banc's Board of Directors cause a notice of nonrenewal to be sent to the Executive. Any Termination Benefits due pursuant to this Agreement shall continue to be an obligation of the Company and enforceable by the Executive until paid in full.

6.6 Controlling Law. This Agreement shall be governed by and construed in accordance with the laws of the State of Ohio.

6.7 Interpretation of Agreement. In the event of any ambiguity, vagueness or other matter involving the interpretation or meaning of this Agreement, this Agreement shall be construed liberally so as to provide to the Executive the full benefits set out herein.

6.8 Severability. Each section, subsection or paragraph of this Agreement shall be deemed severable and if for any reason any portion of this Agreement is unenforceable, invalid or contrary to any existing or future law, such unenforceability or invalidity shall not affect the applicability or validity of any other portion of this Agreement.

6.9 U.S. Dollars. All payments required to be made under this Agreement shall be made in United States Dollars.

6.10 Employment Agreement. Any benefits provided to the Executive under this Agreement will, unless specifically stated otherwise in this Agreement, be in addition to and not in lieu of any benefits that may be provided the Executive under an Employment Agreement, if any, with the Company.

Nothing in this Agreement is to be deemed to give the Company the right to take any action or engage in any omission with respect to the Executive at any time when any such action or omission is not permissible and proper under any Employment Agreement if then in force. Similarly, except as provided otherwise in this Agreement, nothing in this Agreement is to be deemed to give the Executive the right to take any action or engage in any omission with respect to the Company at any time when any such act or omission is not permissible and proper under any Employment Agreement if then in force.

This Agreement shall continue in force so long as the Executive remains employed by the Company and shall not be affected by any termination of any Employment Agreement.

6.11 Footnotes, Title and Captions. All footnotes or section, subsection or paragraph titles or captions contained in this Agreement are for convenience only and shall not be deemed part of the text of this Agreement.


IN WITNESS WHEREOF, this Agreement has been executed as of the day and year first above written.

Attest:
STAR BANC CORPORATION, on behalf of itself and each Subsidiary

                               By:
Name
                                   Stephen E. Smith
Title                              Name
                                   Senior Vice President
                                   Title


                                   EXECUTIVE



                                   Name

                    EXECUTIVE SEVERANCE AGREEMENT


This Executive Severance Agreement (hereinafter called the "Agreement"), made as of the 14th day of December, 1993, between Star Banc Corporation, an Ohio corporation (hereinafter called "Star Banc") and its Subsidiaries
(hereinafter individually and collectively called the "Company"), and Stephen
E. Smith (hereinafter called the "Executive").

                              WITNESSETH:


WHEREAS, the Company considers the recruitment and maintenance of sound and vital management to be essential to protecting and enhancing its best interests and those of its shareholders; and

WHEREAS, the Company recognizes that it is in an industry where there is a strong potential for a change in control and that the potential for a change in control may make it difficult to hire and retain strong management personnel; and

WHEREAS, the Company recognizes that the possibility of a change in control of Star Banc may exist and that, in the event negotiations are commenced to bring about such a change in control, uncertainty and questions may arise among management that could result in the distraction or departure of management personnel to the detriment of the Company and the shareholders; and

WHEREAS, the Company has determined that appropriate steps should be taken to reinforce and encourage the Executive's continued attention and dedication as an executive officer to his assigned duties without distraction in the face of potentially disruptive circumstances arising from the possibility of a change in control of Star Banc;

NOW THEREFORE, the Company and the Executive do hereby agree as follows:

1.  Definitions

The following words and terms as used herein shall have the following meaning:

1.1 Change in Control. A "Change in Control" of Star Banc shall be deemed to have occurred:

(a) Upon the filing with the Secretary of State of the State of Ohio of a certificate of merger or certificate of consolidation with respect to a merger or a consolidation in which Star Banc is a "constituent corporation" or upon the consummation of a "combination" or "majority share acquisition" in which Star Banc is the "acquiring corporation" (as such terms are defined in Ohio Rev. Code Section 1701.01 as in effect on September 26, 1989) and in which Star Banc's shareholders immediately prior to entering into such agreement will beneficially own, immediately after the effective time of the merger, consolidation, combination or majority share acquisition, securities of Star Banc or any surviving or new corporation having less than sixty-five percent (65%) of the "voting power" of Star Banc or any surviving or new corporation, including "voting power" exercisable on a contingent or deferred basis as well as immediately exercisable "voting power"; or,

(b) Upon the consummation of a sale, lease, exchange or other transfer or disposition by Star Banc of all or substantially all its assets to any "person" (as such term is used in Sections 13(d) and 14(d) of the Securities Exchange Act of 1934, as amended and in effect on September 26, 1989 (hereinafter called the "Exchange Act") other than to one (1) or more wholly owned Subsidiaries, or upon the consummation of sales, lease, exchange or other transfer or disposition by one (1) or more of the Subsidiaries of all or substantially all the assets of Star Banc and its Subsidiaries, on a consolidated basis, other than to other wholly owned Subsidiaries; provided, however, that the mortgage or pledge of all or substantially all of Star Banc's assets or of all or substantially all the assets of Star Banc and its Subsidiaries, on a consolidated basis, in connection with a bona fide financing shall not constitute a "Change in Control"; or,

(c) When any "person" (as such term is used in Sections 13(d) and 14(d) of the Exchange Act) is or becomes the "beneficial owner" (as defined in Rule 13d-3 under the Exchange Act) directly or indirectly, of thirty-five percent (35%) or more of the combined "voting power" of Star Banc's then outstanding securities, excluding "voting power" exercisable on a contingent or deferred basis; or,

(d) When a tender offer, pursuant to Regulation 14D promulgated by the Securities and Exchange Commission under the Exchange Act is consummated resulting in a "person" (as such term is used in Sections 13(d) and 14(d) of the Exchange Act) becoming the beneficial owner of thirty-five percent (35%) or more of the combined "voting power" of Star Banc's then outstanding securities, excluding "voting power" exercisable on a contingent or deferred basis; or,

(e) When those persons serving as Original Directors and/or their Successors do not constitute a majority of the whole Board of Directors of Star Banc.

1.2 Cause means conviction for the commission of a felony or removal from office by order of the Comptroller of the Currency, Federal Reserve Board, or other appropriate agency.

1.3 Date of Termination means the date the Executive's employment is terminated under this Agreement whether by the Company or by the Executive.

1.4 Disability means disability as such term is defined in the Star Banc Salary Continuation Plan.

1.5 Effective Date means the first date after the date hereof on which a Change in Control occurs.

1.6 Employment Agreement means an employment agreement, if any, between the Company and the Executive.

1.7 Good Reason means:

(a) A reduction by the Company in the Executive's base salary as in effect on the date hereof or as the same may be increased from time-to-time or a failure by the Company to increase the Executive's base salary each year during the Protected Period by an amount which at least equals, on a percentage basis, the lesser of: (i) the average percentage increase in base salary for all officers of the Company during the three full calendar years immediately preceding the Change in Control; or (ii) the average percentage increase in base salary for the Executive during the three full calendar years immediately preceding the Change in Control; or

(b) A change in the Executive's reporting responsibilities, titles, job responsibilities or offices which in the Executive's sole opinion result in a diminution of his status, control, or authority as in effect immediately prior to a Change in Control; or

(c) The assignment to the Executive of any positions, duties or responsibilities inconsistent in the sole opinion of the Executive with the Executive's positions, duties and responsibilities or status with the Company immediately prior to the Change in Control or that requires the Executive to travel more than prior to the Change in Control; or

(d) A failure by the Company (i) to continue any cash bonus or other incentive plans in substantially the same form and with the same opportunity levels and perceived potential for obtaining performance objectives, in effect immediately prior to the Change in Control, or (ii) to continue the Executive as a participant in such plans on at least the same basis as the Executive participated in accordance with the plans immediately prior to the Change in Control; or

(e) A requirement by the Company that the Executive be based or perform his duties anywhere other than at the Company's corporate office location either
(i) immediately prior to the Change in Control, or (ii) within one mile of such prior corporate office location if the Company's corporate office location is moved; or

(f) A failure by the Company to continue in effect any benefit, whether or not qualified, or other compensation plan or the Company's failure to provide the Executive with the number of paid vacation days to which he is entitled in accordance with the Company's normal vacation practices with respect to the Executive at the time of the Change in Control; or

(g) An agreement between the Board of Directors of Star Banc and the Executive that employment should be terminated.

For purposes of this Section 1.7, any good faith determination of "Good Reason" made by the Executive shall be conclusive. Anything in this Agreement to the contrary notwithstanding, a termination by the Executive for any reason during the 30-day period immediately following the first anniversary of the Effective Date shall be deemed to be a termination for Good Reason for all purposes of this Agreement.

1.8 Original Directors means those persons serving as Directors of Star Banc on the date of this Agreement.

1.9 Protected Period means the twelve (12) month period immediately following each and every Change in Control.

1.10 Successors means those directors whose election by Star Banc's shareholders has been approved by the vote of at least two-thirds of the Original Directors and previously qualified Successors serving as directors of Star Banc at the time of such election or nomination for election.

1.11 Termination Benefits means those benefits described in Section 2 of the Agreement.

1.12 Subsidiaries means any and all companies at least fifty percent (50%) owned, directly or indirectly, by Star Banc.

2.  Benefits Upon Termination of Employment.

2.1 General. If, during the Protected Period following each Change in Control, the Executive's employment is terminated either (i) by the Company (other than for Cause or Disability), or (ii) by the Executive for Good Reason, then the Executive (or his estate or personal representative), shall be entitled to the Termination Benefits provided in this Section 2.

2.2Base Salary and Bonus Through Date of Termination. The Company shall promptly pay the Executive his full base salary through the Date of Termination at the rate in effect at the time notice of termination is given. In addition, the Company shall promptly pay the amount of any bonus or incentive for the year in which the Date of Termination occurs (based on the target bonus for the Executive for the year) prorated to the Date of Termination (without application of any denial provisions based on unsatisfactory personal performance or any other reason). The Company shall also pay the Executive for any vacation earned but not taken with such payment being equal to the Executive's calculated daily base salary rate times the applicable days of such vacation.

2.3Severance Payment. The Company shall pay the Executive a severance payment equal to two (2) times the sum of: (a) the Executive's highest rate of pay, on an annualized basis, established by the Company during the last five years plus (b) the highest bonus earned by the Executive, with respect to any single year, over the last five (5) years. The severance payment shall be made in a lump-sum within thirty (30) days of the Date of Termination.

2.4Pension Payment. The Company shall pay the Executive a supplemental pension benefit equal to the lump sum benefit which the Executive would be entitled to receive under the Star Banc Employees' Pension Plan if the Executive were 100% vested and had two (2) additional years of service minus the lump sum benefit actually payable to the Executive under the Star Banc Employees' Pension Plan. Payment of this supplemental pension benefit shall be made within thirty (30) days of the Date of Termination.

2.5 Medical Coverage. The Company shall, at its expense, maintain the Executive's life, health and accidental death and disability insurance coverage with the coverages maintained at the higher level in effect either immediately prior to the date of the Change in Control or on the Date of Termination, for a period of two (2) years following the Date of Termination.

2.6 Limitations on Amount of Termination Benefits. In the event that the total value of benefits to the Executive would constitute Excess Parachute Payments within the meaning of Section 280G of the Internal Revenue Code, as amended, when added to payments pursuant to this Section 2, then the payment pursuant to this Section 2 shall be reduced by the amount necessary to cause the Executive to receive one thousand dollars less than 300% of the Executive's Base Amount (as that term is defined in Section 280G of the Internal Revenue Code of 1986) from all payments to the Executive from the Company. In the event the amount of the payments exceeds the amount subsequently determined to have been due, the excess benefits over three times the Base Amount shall constitute a loan by the Company to the Executive, payable on demand by the Company, with interest at a rate equal to 120 percent of the applicable federal rate determined under Section 1274(d) of the Internal Revenue Code of 1986, as amended, compounded semi-annually. If the Termination Benefits are to be reduced, pursuant to the limitation described in this Section 2.6, then the determination of which benefit is to be reduced shall be made solely by the Executive.

2.7 Termination Which Does Not Require Payment Of Termination Benefits. No Termination Benefits need to be provided by the Company to the Executive under this Section 2 if the Executive's employment is terminated:

(a) By the Executive for any reason other than for Good Reason;

(b) By the Company for Cause or Disability; or

(c) By death.

3.New Employment; Reduction of Termination Benefits.

The Termination Benefits provided under Section 2 shall not be treated as damages, but rather shall be treated as severance compensation to which the Executive is entitled. The Executive shall not be required to mitigate the amount of any Termination Benefit provided under Section 2 by seeking other employment or otherwise.

4.Notice of Termination.

Any purported termination by the Company of the Executive's employment for Cause or Disability or by the Executive for Good Reason shall be communicated by notice of termination to the other party. A notice of termination shall include the specific reason for termination relied upon and shall set forth in reasonable detail, the facts and circumstances claimed to provide a basis for termination of employment.

Any dispute by a party hereto regarding a notice of termination delivered to such party must be conveyed to the other party within thirty (30) days after the notice of termination is given. If the particulars of the dispute are not conveyed within the thirty (30) day period, then the disputing party's claims regarding the termination shall be deemed forever waived.

5.Successor; Binding Agreement.

Star Banc will require any successor (whether direct or indirect, by purchase, merger, consolidation or otherwise) to all or substantially all of the business and/or assets of Star Banc expressly to assume and agree to perform this Agreement in the same manner and to the same extent that the Company would be required to perform it if no such succession had taken place (the assumption shall be by agreement in form and substance satisfactory to the Executive). Failure of Star Banc to obtain such agreement prior to the effectiveness of any such succession shall be a breach of this Agreement and shall entitle the Executive, at his election, to Termination Benefits from the Company in the same amount and on the same terms as the Executive would be entitled to hereunder if he terminated his employment for Good Reason, except that for purposes of implementing the foregoing, the date on which any such election becomes effective shall be deemed the Date of Termination. As used in this Agreement, "Company" shall mean the Company and any successor to its business and/or assets as described above or which otherwise becomes bound by all the terms and provision of this Agreement by operation of law.

In addition, as used in this Agreement, "Star Banc" shall mean Star Banc and any successor to its business and/or assets as described above or which otherwise becomes bound by all the terms and provision of this Agreement by operation of law.

This Agreement shall inure to the benefit of and be enforceable by the Executive's personal or legal representatives, executors, administrators, successors, heirs, distributees, devisees and legatees. If the Executive should die while any amount would still be payable to him hereunder if he had continued to live, all such amounts, unless otherwise provided herein, shall be paid in accordance with the terms of this Agreement to his designee or, if there be no such designee, to his estate.

6.Miscellaneous.

6.1 Notice. All notices, elections, waivers and all other communications provided for in this Agreement shall be in writing and shall be deemed to have been duly given when delivered or mailed by United States certified mail, return receipt requested, postage prepaid, to such address as either party may have furnished to the other in writing in accordance herewith, except that notices of change of address shall be effective only upon receipt.

6.2 No Waiver. No provision of this Agreement may be modified, waived or discharged unless such waiver, modification or discharge is agreed to in writing signed by the Executive and the Chief Executive Officer of the Company. No waiver by either party at any time of any breach by the other party of, or compliance with, any condition or provision of this Agreement to be performed by such other party shall be deemed a waiver of similar or dissimilar provisions or conditions at the same or at any prior or subsequent time. No agreements or representations, oral or otherwise, express or implied, with respect to the subject matter hereof have been made by either party which are not set forth expressly in this Agreement.

6.3 Indemnification. If litigation shall be brought to enforce or interpret any provision contained herein, the Company hereby agrees to indemnify the Executive for his attorney's fees and disbursement incurred in such litigation, and hereby agrees to pay prejudgment interest on any money judgment obtained by the Executive, calculated at the prime interest rate announced as such by the Wall Street Journal from time-to-time, from the earliest date that payment(s) to him should have been made under this Agreement. If the Wall Street Journal announces two or more rates as the prime rate, then the highest rate shall be used.

6.4 Payment Obligations Absolute. The Company's obligation to pay the Executive the compensation and to make the arrangements provided herein shall be absolute and unconditional and shall not be affected by any circumstances, including, without limitation, any set-off, counterclaim, recoupment, defense or other right which the Company may have against the Executive or any third party. All amounts payable by the Company hereunder shall be paid without notice or demand. Each and every payment made hereunder by the Company shall be final and the Company will not seek, nor permit its subsidiaries, affiliates, successors or assigns to seek, to recover all or any part of such payment from the Executive or from whosoever may be entitled thereto, for any reason whatsoever.

6.5 Term of Agreement. The term of this Agreement shall continue for an initial period of three (3) years from the date of this Agreement. On each anniversary of this Agreement, the term shall be extended for an additional year unless prior to an anniversary date Star Banc's Board of Directors cause a notice of nonrenewal to be sent to the Executive. Any Termination Benefits due pursuant to this Agreement shall continue to be an obligation of the Company and enforceable by the Executive until paid in full.

6.6 Controlling Law. This Agreement shall be governed by and construed in accordance with the laws of the State of Ohio.

6.7 Interpretation of Agreement. In the event of any ambiguity, vagueness or other matter involving the interpretation or meaning of this Agreement, this Agreement shall be construed liberally so as to provide to the Executive the full benefits set out herein.

6.8 Severability. Each section, subsection or paragraph of this Agreement shall be deemed severable and if for any reason any portion of this Agreement is unenforceable, invalid or contrary to any existing or future law, such unenforceability or invalidity shall not affect the applicability or validity of any other portion of this Agreement.

6.9 U.S. Dollars. All payments required to be made under this Agreement shall be made in United States Dollars.

6.10 Employment Agreement. Any benefits provided to the Executive under this Agreement will, unless specifically stated otherwise in this Agreement, be in addition to and not in lieu of any benefits that may be provided the Executive under an Employment Agreement, if any, with the Company.

Nothing in this Agreement is to be deemed to give the Company the right to take any action or engage in any omission with respect to the Executive at any time when any such action or omission is not permissible and proper under any Employment Agreement if then in force. Similarly, except as provided otherwise in this Agreement, nothing in this Agreement is to be deemed to give the Executive the right to take any action or engage in any omission with respect to the Company at any time when any such act or omission is not permissible and proper under any Employment Agreement if then in force.

This Agreement shall continue in force so long as the Executive remains employed by the Company and shall not be affected by any termination of any Employment Agreement.

6.11Footnotes, Title and Captions. All footnotes or section, subsection or paragraph titles or captions contained in this Agreement are for convenience only and shall not be deemed part of the text of this Agreement.


IN WITNESS WHEREOF, this Agreement has been executed as of the day and year first above written.

Attest:  STAR BANC CORPORATION, on behalf of itself and each Subsidiary

                                          BY:
Name
                                      Jerry A. Grundhofer

Title                                 Name
                                      Chairman, President and CEO
                                      Title


                                      EXECUTIVE

                                      Name